As filed with the U.S. Securities and Exchange Commission on 07/08/2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23024

Pacer Funds Trust
(Exact name of registrant as specified in charter)

500 Chesterfield Parkway

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Joe M. Thomson, President

500 Chesterfield Parkway

Malvern, PA 19355
(Name and address of agent for service)

610-644-8100

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: May 1, 2019 through April 30, 2020

Item 1. Reports to Stockholders.

# ANNUAL REPORT

April 30, 2020

| | |
|---|---|
| **Pacer Trendpilot® US Large Cap ETF** | *Ticker: PTLC* |
| **Pacer Trendpilot® US Mid Cap ETF** | *Ticker: PTMC* |
| **Pacer Trendpilot® 100 ETF** | *Ticker: PTNQ* |
| **Pacer Trendpilot® European Index ETF** | *Ticker: PTEU* |
| **Pacer Global Cash Cows Dividend ETF** | *Ticker: GCOW* |
| **Pacer US Cash Cows 100 ETF** | *Ticker: COWZ* |
| **Pacer US Small Cap Cash Cows 100 ETF** | *Ticker: CALF* |
| **Pacer Developed Markets International Cash Cows 100 ETF** | *Ticker: ICOW* |
| **Pacer WealthShield ETF** | *Ticker: PWS* |
| **Pacer Military Times Best Employers ETF** | *Ticker: VETS* |
| **Pacer Benchmark Retail Real Estate SCTR℠ ETF** | *Ticker: RTL* |
| **Pacer Benchmark Industrial Real Estate SCTR℠ ETF** | *Ticker: INDS* |
| **Pacer Benchmark Data & Infrastructure Real Estate SCTR℠ ETF** | *Ticker: SRVR* |
| **Pacer US Export Leaders ETF** | *Ticker: PEXL* |
| **Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF** | *Ticker: SZNE* |
| **Pacer US Cash Cows Growth ETF** | *Ticker: BUL* |
| **Pacer Trendpilot® International ETF** | *Ticker: PTIN* |
| **Pacer Emerging Markets Cash Cows 100 ETF** | *Ticker: ECOW* |
| **Pacer Cash Cows Fund of Funds ETF** | *Ticker: HERD* |
| **Pacer Trendpilot® Fund of Funds ETF** | *Ticker: TRND* |
| **Pacer Trendpilot® US Bond ETF** | *Ticker: PTBD* |
| **Pacer CSOP FTSE China A50 ETF** | *Ticker: AFTY* |

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds' reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

**PACER ETFs**

877-337-0500 ▪ www.paceretfs.com

Pacer Funds

Pacer Funds

Dear Shareholder,

Looking back on this past fiscal year, I am filled with gratitude and pride. As a company, we have surpassed milestones such as growing our assets under management to over $6 billion and building our team to serve more financial advisors and their clients across the country. Our unique model, which centers around the distribution of our exchange traded funds (ETFs) through the financial advisor community, continues to be our focus.

Our goal, from our inception nearly five years ago, has been to design innovative products to help investors and financial advisors meet their objectives. This year, we expanded our fund offerings by adding six exchange traded funds to our flagship Trendpilot and Cash Cows Series’. These include our first fixed income ETF, the Pacer Trendpilot US Bond ETF (PTBD), as well as the Pacer Trendpilot International ETF (PTIN), Pacer Trendpilot Fund of Funds ETF (TRND), Pacer Emerging Markets Cash Cows 100 ETF (ECOW), Pacer US Cash Cows Growth ETF (BUL) and Pacer Cash Cows Fund of Funds ETF (HERD). In addition, we acquired the Pacer American Energy Independence ETF (USAI) and the Pacer CSOP FTSE China A50 ETF (AFTY). These additions allow us to offer a more comprehensive range of products.

We thank the investors, financial advisors and our partners for entrusting your assets with us as we look forward to growing with you.

Joe M. Thomson
Chairman, Pacer Funds Trust

Pacer Funds

Market Environment Overview

2019 was another strong year for equity market performance as the 10-year long bull market continued to make all-time highs. 2020 started off with a sharp January advance before peaking in February as news of the escalating Coronavirus pandemic began to surface. The selloff intensified in early March as reports of the increasing spread of the virus roiled markets and resulted in government-imposed shutdowns. The market bottomed in late March after recording one of the largest and fastest declines in history. The market ultimately found a bottom in late March as the number of reported new cases flatted and market participants began to price in a v-shaped recovery in economic activity. As of April 30, the market has nearly retraced 2/3 of the decline.

2020 has been one of the narrowest markets in history with a small subset of large cap technology stocks driving a large proportion of the advance in major market averages. Technology, Consumer, and Healthcare stocks have led the way, while Energy and Financials have lagged. Growth stocks have continued to outperform value stocks and US stocks have outperformed International stocks.

The outlook for the rest of the year looks likely to be driven by news regarding the containment of the virus and the loosing of restrictions driving a recovery in economic activity. The key risks facing this market are signs of a worsening spread of the virus, slower than expected economic recovery, and narrow market participation.

The Pacer Trendpilot™ Series

The Pacer Trendpilot series is based on a trend following strategy that alternates exposure between a Benchmark Index and 3-Month US T-Bills using three indicators. It is designed to participate in the market when it is trending up, maintain some exposure during short term market declines and exit the market when it is trending down. The period referenced in this section for all Trendpilot Funds is for the fiscal year end of April 30, 2020.

Pacer Trendpilot® US Large Cap ETF

The Pacer Trendpilot® US Large Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

The Fund

The Fund had a total return of -10.71%. The Index had a total return of -10.25%. The S&P 500 Index had a total return of 0.86%.

The Fund had two exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTLC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
March 12, 2020	50% T-Bills / 50% Equities	0.30%
March 13, 2020	100% T-Bills	0.24%

Pacer Trendpilot® US Mid Cap ETF

The Pacer Trendpilot® US Mid Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Mid Cap Trendpilot Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

Pacer Funds

The S&P MidCap 400 Total Return Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a total return of -7.11%. The Index had a total return of -6.72%. The S&P MidCap 400 Index had a total return of -14.94%.

The Fund had three exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTMC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
May 31, 2019	100% T-Bills	2.34%
June 12, 2019	100% Equities	2.21%
March 4, 2020	100% T-Bills	0.71%

Pacer Trendpilot® 100 ETF

The Pacer Trendpilot® 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer NASDAQ-100 Trendpilot™ Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Nasdaq-100 Index, (ii) 50% to the Nasdaq-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Nasdaq-100 Total Return Index and its 200-business day historical simple moving average.

The Nasdaq-100 Total Return Index is a total return version of the Nasdaq-100 Index and reflects the reinvestment of dividends paid by the securities in the Nasdaq-100 Index. The Nasdaq-100 Index includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The Nasdaq-100 Index was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

The Fund

The Fund had a total return of 5.78%. The Index had a total return of 6.09%. The NASDAQ-100 Index had a total return of 16.90%.

The Fund had two exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTNQ EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
March 18, 2020	50% T-Bills / 50% Equities	-0.01%
April 16, 2020	100% Equities	0.11%

Pacer Trendpilot® European Index ETF

The Pacer Trendpilot® European Index ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot European Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

Pacer Funds

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE Eurozone Total Return Index is a total return version of the FTSE Eurozone Index and reflects the reinvestment of dividend paid by the securities in the FTSE Eurozone Index.

The Fund

The Fund had a total return of -8.18%. The Index had a total return of -7.11%. The FTSE Eurozone Index (USD) had a total return of -16.31%.

The Fund had two exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTEU EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
March 5, 2020	50% T-Bills / 50% Equities	0.61%
March 9, 2020	100% T-Billss	0.34%

Pacer Trendpilot® International ETF

The Pacer Trendpilot® International ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot International Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-U.S. LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States. The S&P Developed Ex-U.S. LargeCap Index is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Fund

The Fund’s inception date was May 2, 2019. The Fund had a since inception return of -5.08%. The Index had a total return of -4.11%. The S&P Developed Ex-US Large Cap Index had a total return of -9.35%.

The Fund had two exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTIN EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
March 5, 2020	50% T-Bills / 50% Equities	0.61%
March 10, 2020	100% T-Bills	0.43%

Pacer Trendpilot® US Bond ETF

The Pacer Trendpilot US Bond ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Bond Index (the “Index”).

Pacer Funds

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the Risk Ratio.

The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The S&P U.S. Treasury Bond 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years. The Index uses a “Risk Ratio” to signal a change in the position of the Index. The Risk Ratio is calculated by dividing the value of the S&P U.S. High Yield Corporate Bond Index by the value of the S&P U.S. Treasury Bond 7-10 Year Index.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective by the close of business on the sixth business day after the indicator for the change is triggered. The Index will be in a new position effective on the seventh business day.

The Fund

The Fund had an inception date of October 22, 2019. The fund had a since inception return of 4.24%. The Index had a return of 4.34%. The S&P US High Yield Corporate Bond Index had a total return of -6.85%. The S&P US Treasury Bond 7-10 Year Index had a total return of 9.87%.

The Fund had two exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTBD EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasuriy 10-Year Yield
October 23, 2019	100% High Yield Bonds	1.76%
March 2, 2020	100% U.S. Treasury Bonds	1.16%

Pacer Trendpilot® Fund of Funds ETF

The Pacer Trendpilot Fund of Funds ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Equity Component and its 200- business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Universe
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot US Large Cap Index S	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot Index	NASDAQ-100® Index
40%	Pacer Trendpilot® International ETF	Pacer Trendpilot International Index	S&P Developed Ex-U.S. LargeCap Index

The Fund

The Fund had an inception date of May 3, 2019. The Fund had a since inception return of -5.37%. The Index had a return of -4.41%. The S&P Global 1200 Index had a total return of -3.63%.

The Pacer Cash Cows Index® ETF Series

The Pacer Cash Cows ETFs aim to provide capital appreciation over time by screening broad based indexes to identify quality companies with high free cash flow yield. The period referenced in this section for all Cash Cows Funds is for the fiscal year end of April 30, 2020.

Pacer Funds

Pacer Global Cash Cows Dividend ETF

The Pacer Global Cash Cows Dividend ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Global Cash Cows Dividend Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets. The FTSE Developed Large-Cap Total Return Index is a total return version of the FTSE Developed Large-Cap Index and reflects the reinvestment of dividends paid by the securities in the FTSE Developed Large-Cap Index.

The Fund

The Fund had a total return of -17.32%. The Index had a total return of -16.46%. The FTSE Developed Large-Cap Index had a total return of -1.78%.

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 21.94%, Industrials at -8.92%, and Utilities at -12.92%. The three sectors with the lowest contribution to performance were Consumer Discretionary at -29.64%, Real Estate at -39.05%, and Energy at -38.09%. Sector performance numbers reflect their total return during the period.

Pacer US Cash Cows 100 ETF

The Pacer US Cash Cows 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the Russell 1000 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index. The Russell 1000 Total Return Index is a total return version of the Russell 1000 Index that reflects the reinvestment of dividends paid by the securities in the Russell 1000 Index.

The Fund

The Fund had a total return of -12.63%. The Index had a total return of -12.54%. The Russell 1000 Index had a total return of 0.09%.

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 24.33%, Consumer Staples at 9.95%, and Real Estate at -19.74%. The three sectors with the lowest contribution to performance were Consumer Discretionary at -25.31%, Communication Services at -12.91%, and Industrials at -27.18%. Sector performance numbers reflect their total return during the period.

Pacer US Small Cap Cash Cows 100 ETF

The Pacer US Small Cap Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer US Small Cap Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the S&P Small Cap 600 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected

Pacer Funds

free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

The Fund

The Fund had a total return of -18.72%. The Index had a total return of -18.83%. The S&P 600 Index had a total return of -19.60%.

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 12.15%, Real Estate at 67.43%, and Consumer Staples at 5.55%. The three sectors with the lowest contribution to performance were Materials at -39.80%, Energy at –77.63%, and Consumer Discretionary at -30.68%. Sector performance numbers reflect their total return during the period.

Pacer Developed Markets International Cash Cows 100 ETF

The Pacer Developed Markets International Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer Developed Markets International Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers over 99% of the world’s investable market capitalization.

The Fund

The Fund had a total return of -20.04%. The Index had a total return of -18.97%. The FTSE Developed ex US Index had a total return of -11.18%.

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 24.21%, Information Technology at 4.14%, and Real Estate at -34.42%. The three sectors with the lowest contribution to performance were Consumer Discretionary at -24.94%, Materials at -22.70%, and Energy at -40.29%. Sector performance numbers reflect their total return during the period.

Pacer Emerging Markets Cash Cows 100 ETF

The Pacer Emerging Markets Cash Cows 100 ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Emerging Markets Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. As of April 2020, the Index had significant exposure to companies in Hong Kong, Taiwan, Russia, and Brazil. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index, subject to the exceptions

Pacer Funds

described below. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve-month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. Additionally, the Index is limited to a maximum of twenty companies from any individual country and any sector. As of April 2020, the Index had significant exposure to companies in the materials, energy and information technology sectors. If the Top 100 Companies include more than 20 companies from an individual country or sector (the “Exposure Limit”), the Index will exclude the companies with the lowest free cash flow yield from each country and/or sector needed to meet the Exposure Limit and will include companies outside the Top 100 Companies based on their free cash flow yield until the Index includes 100 companies and satisfies the Exposure Limit. As of April 30, 2020, the companies included in the Index had a market capitalization of $671 million to $50.6 billion. The Index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December based on data as of the 1st Friday of the applicable rebalance month.

The Fund

The Fund had an inception date of May 2, 2019. The Fund had a since inception return of -16.76%. The Index had a total return of -15.32%. The FTSE Emerging Market Index had a total return of -11.89%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 16.85%, Health Care at 1.51%, and Telecommunication Services at 11.33%. The three sectors with the lowest contribution to performance were Consumer Staples at -25.38%, Communication Services at -20.49%, and Energy at -24.25%. Sector performance numbers reflect their total return during the period.

Pacer Cash Cows Growth ETF

The Pacer US Cash Cows Growth ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows Growth Index (the “Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index. As of April 2020, the Index had significant exposure to companies in the information technology, consumer discretionary and industrials. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their current market capitalization, and weightings are capped at 5% of the weight of the Index for any individual company. Weight above the 5% limitation is redistributed among the other Index constituents in proportion to their weights. As of April 23, 2020, the Index had a market capitalization range of $1.3 billion to $1.3 trillion. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3nd Friday of March, June, September, and December based on data as of the 2nd Friday of the applicable rebalance month.

The Fund

The Fund had an inception date of May 2, 2019. The Fund had a since inception return of -6.52%. The Index had a total return of -6.49%. The S&P 900 Pure Growth Index had a total return of -5.48%.

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 67.44%, Communication Services at 10.41%, and Real Estate at 21.56%. The three sectors with the lowest contribution to performance were Energy at -41.33%, Materials at -64.72%, and Information Technology at -10.61%. Sector performance numbers reflect their total return during the period.

Pacer Cash Cows Fund of Funds ETF

The Pacer Cash Cows Fund of Funds ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Cash Cows Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

Pacer Funds

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 Index	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The Fund

The Fund had an inception date of May 3, 2019. The Fund had a since inception return of -15.71%. The Index had a total return of -14.98%. The FTSE All-World Developed Index had a total return of -4.15%.

The Pacer Custom ETF Series

The Pacer Custom ETFs are strategy-driven, rules-based and are each designed to offer a specific investment focus. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2020.

Pacer WealthShield ETF

The Pacer WealthShield ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer WealthShield Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The Fund

The Fund had a total return of -3.04%. The Index had a total return of -3.59%. The S&P 500 Index had a total return of 0.86%.

Throughout the fiscal year, the Fund spent most of the time with “risk on” and went “risk off”, in June and September 2019, and March to April in 2020.

Pacer Military Times Best Employers ETF

The Pacer Military Times Best Employers ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Military Times Best for VetsSM Index (the “Index”).

The Index is owned and developed by VETS Indexes, LLC (the “Index Provider”) and based on The Military Times Best for VetsSM: Employers list (the “Best for Vets List”) published annually by Sightline Media Group. The Best for Vets List is published each year based on detailed surveys (the “Best for Vets Survey”) completed by companies doing business in the United States that address the recruiting of U.S. armed forces veterans and service members, company culture, policies and reservist accommodations. Responses to each such category of questions are weighted to create a composite score and companies with composite scores in the top 60% of all participating companies are included on The Best for Vets List. Companies on the Best for Vets List are expected to come from a variety of sectors and industries, such as banking, information technology, energy and telecommunications, among others. Although all the companies in the Index have their stock listed on a U.S. exchange, such companies may have significant (or a majority of their) business operations outside of the United States.

Pacer Funds

The Index is composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of April 30, 2020, the Index was made up of 48 companies and included significant allocations to companies in the financial, industrial and information technology sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.

The Fund

The Fund had a total return of -1.59%. The Index had a total return of -1.76%. The S&P 500 Index had a total return of 0.86%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 13.16%, Healthcare at 25.61%, and Consumer Staples at 17.73%. The three sectors with the lowest contribution to performance were Utilities at 0.78%, Industrials at -7.24%, and Financials at -20.21%. Sector performance numbers reflect their total return during the period.

Pacer CSOP FTSE China A50 ETF

The Pacer CSOP FTSE China A50 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, track the performance for the FTSE China A50 Net Total Return Index (the “Index.”)

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index, which means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”), which is not affiliated with the Fund, Pacer Advisors, Inc. (the “Adviser”), CSOP Asset Management Limited (the “Sub-Adviser”), or the Fund’s distributor. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China AAll Cap Free Index. The Index is a subset of the FTSE China AAll Cap Free Index, FTSE’s most comprehensive benchmark for the Chinese A-Share market. It is denominated and quoted in Chinese Yuan (“CNY”) and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index Provider determines the composition of the Index and relative weightings of the Index constituents based on the Index’s methodology, and publishes information regarding the market value of the Index.

The Fund

The Fund’s last fiscal year ended September 30, 2019. Since last fiscal year end, the Fund had a total return of 0.14%. The FTSE China A50 Index had a total return of 0.30% during this same timeframe.

Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF

The Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Data & Infrastructure Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents 39 are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

Pacer Funds

The Fund

The Fund had a total return of 19.50%. The Index had a total return of 20.30%. The FTSE NAREIT All Equity REITS Index had a total return of -8.30%.

The Fund’s top three contributors to its return were Equinix, Inc., Crown Castle International Corp, and American Tower Corporation. These stocks realized total returns of 51.21%, 31.13%, and 23.99%, respectively.

The Fund’s bottom three contributors to its return were Uniti Group Inc., Lamar Advertising Company, and OUTFRONT Media Inc. These stocks realized total returns of -31.54%, -26.66%, and -30.32%.

Pacer Benchmark Industrial Real Estate SCTR ETF

The Pacer Benchmark Industrial Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Industrial Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derivate at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. The sum of all Industrial Companies that are not Self-Storage Companies cannot exceed 80% of the total Index weight, and the remaining weight will be composed of Self-Storage Companies. Additionally, each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

The Fund

Fund had a total return of 4.38%. The Index had a total return of 5.55%. The FTSE NAREIT All Equity REITS Index had a total return of -8.30%.

The Fund’s top three contributors to its return were Prologis, Inc., Liberty Property Trust, and Duke Realty Corporation. These stocks realized total returns of 19.49%, 27.69%, and 14.50%, respectively.

The Fund’s bottom three contributors to its return were One Liberty Properties, Inc., Life Storage, Inc., and PS Business Parks, Inc. These stocks realized total returns of -39.51%, -4.33%, and -13.76%, respectively.

Pacer Benchmark Retail Real Estate SCTR ETF

The Pacer Benchmark Retail Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Retail Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the retail real estate sector (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 19 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

Pacer Funds

The Fund

The Fund had a total return of -37.49%. The Index had a total return of -38.66%. The FTSE NAREIT All Equity REITS Index had a total return of -8.30%.

The Fund’s top three contributors to its return were Agree Realty Corporation, Alexander’s, Inc., and Getty Realty Corp. These stocks realized total returns of 2.93%, -12.69%, and -11.95%, respectively.

The Fund’s bottom three contributors to its return were Simon Property Group, Inc., Realty Income Corporation, and National Retail Properties, Inc. These stocks realized total returns of -59.41%, -18.38%, and -35.22%, respectively.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index (the “Index”).

The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 EWI includes stocks covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index.

On the last business day of each April, the Index is equally weighted in the S&P 500 EWI Consumer Staples and Healthcare sectors. The Index holdings then float until the last business day of the following October, when the Index is reconstituted and rebalanced to an equal weighting in the S&P 500 EWI Consumer Discretionary, Industrials, Information Technology, and Materials sectors. The Index holdings then float until the last business day of the following April (the next calendar year), when the Index is reconstituted and rebalanced back to an equal weighting in the S&P 500 EWI Consumer Staples and Healthcare sectors.

The Fund

The Fund had a total return of -8.80%. The Index had a total return of -7.16%. The S&P 500 Index had a total return of 0.86%.

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 7.87%, Consumer Staples at 5.72%, and Information Technology at -1.72%. The three sectors with the lowest contribution to performance were Materials at -16.11%, Industrials at -17.59% and Consumer Discretionary at -24.95%. Sector performance numbers reflect their total return during the period.

The Pacer Leaders ETF Series

The Pacer Leaders ETFs are strategy-driven, rules-based and are each designed to offer exposure to leaders in specific themes. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2020.

Pacer US Export Leaders ETF

The Pacer US Export Leaders ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer US Export Leaders Index (the “Index”).

The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly. From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions. The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a total return of -2.53%. The Index had a total return of -1.96%. The S&P 900 Index had a total return of -0.19%.

Pacer Funds

During the fiscal year, the top three sectors for contribution to performance were Healthcare at 22.77%, Information Technology at 5.54%, and Materials at -1.13%. The three sectors with the lowest contribution to performance were Energy at -53.58%, Industrials at -14.52%, and Consumer Discretionary at -26.75%. Sector performance numbers reflect their total return during the period.

The performance data quoted is historical. Past performance is no guarantee of future results. You cannot invest directly in an index.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A copy may be obtained by visiting www.paceretfs.com or calling 1-877-337-0500. Please read the prospectus carefully before investing.

An investment in the Funds is subject to investment risk, including the possible loss of principal. Pacer ETF shares may be bought and sold on an exchange through a brokerage account. Brokerage commissions and ETF expenses will reduce investment returns. There can be no assurance that an active trading market for ETF shares will be developed or maintained. The risks associated with these funds are detailed in the prospectus and could include factors such as concentration risk, currency exchange rate risk, equity market risk, European investments risk, fixed income risk, foreign securities risk, geographic concentration risk, government obligations risk, high portfolio turnover risk, index criteria risk, large and mid-capitalization investing risk, monthly exposure risk, new fund risk, non-diversification risk, other investment companies risk, passive investment risk, sector risk, smaller-capitalization companies risk, style risk, tracking risk, trend lag risk and/or special risks of exchange traded funds.

The Pacer Trendpilot® US Large Cap Index, Pacer Trendpilot® US Mid Cap Index, Pacer US Small Cap Cash Cows Index and Pacer WealthShield Index (the “Indices”) are the property of Index Design Group, LLC which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Index Design Group, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Pacer NASDAQ-100 Trendpilot® Index is co-owned by Index Design Group, LLC. and Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”). The NASDAQ-100 is a registered trademark of the Corporations and is licensed for use by Index Design Group, LLC. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

Source: FTSE International Limited (“FTSE”) © FTSE 2017. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and / or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and / or FTSE ratings or underlying data and no party may rely on any FTSE indices, ratings and / or data underlying data contained in this communication. No further distribution of FTSE Data is permitted without FTSE’s express written consent. FTSE does not promote, sponsor or endorse the content of this communication.

The Russell 1000 Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Index Design Group, LLC (“IDG”). The Pacer US Cash Cows 100 Index is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Pacer US Cash Cows 100 Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Pacer US Cash Cows 100 Index. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to IDG or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

“VETS INDEXES(SM)” and “MILITARY TIMES BEST FOR VETS INDEX(SM)” are service marks of VETS Indexes LLC and have been licensed for use by Pacer Advisors, LLC. The Product is not sponsored, endorsed, sold or promoted by VETS Indexes LLC and VETS Indexes LLC makes no representation regarding the advisability of investing in the Product or such similar language as may be approved in advance by VETS.

Investment products offered are: Not FDIC Insured ● No Bank Guarantee ● May Lose Value

Trendpilot®, Cash Cows Index® and Strategy Driven ETFs™ are trademarks of Index Design Group, LLC.

Distributor: Pacer Financial, Inc, member FINRA, SIPC, an affiliate of Pacer Advisors, Inc.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited)
As of April 30, 2020

Pacer Trendpilot ® US Large Cap ETF

Sector(a)	Percentage of Net Assets
Short-Term Investments	100.8%
Investments Purchased with Proceeds from Securities Lending	31.1%
Liabilities in excess of other assets	-31.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the The Pacer Trendpilot ® US Large Cap Index.

Pacer Trendpilot ® US Mid Cap ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	0.0%(b)
Short-Term Investments	100.1%
Investments Purchased with Proceeds from Securities Lending	30.1%
Liabilities in excess of other assets	-30.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the The Pacer Trendpilot ® US Mid Cap Index.
(b)	Less than 0.05%

Pacer Trendpilot ® 100 ETF

Sector(a)	Percentage of Net Assets
Technology	43.5%
Communications	33.9%
Consumer, Non-Cyclical	13.9%
Consumer, Cyclical	7.1%
Utilities	0.8%
Industrial	0.6%
Financial	0.3%
Short-Term Investments	0.0%(b)
Investments Purchased with Proceeds from Securities Lending	13.4%
Liabilities in Excess of Other Assets	-13.5%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Nasdaq-100 Trendpilot ® Index.
(b)	Less than 0.05%

Pacer Trendpilot ® European Index ETF

Country(a)	Percentage of Net Assets
Spain	0.0%(b)
Greece	0.0%(b)
Short-Term Investments	99.5%
Investments Purchased with Proceeds from Securities Lending	29.4%
Liabilities in excess of other assets	-28.9%
Total	100.0%

(a)	The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.
(b)	Less than 0.05%

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2020

Pacer Global Cash Cows Dividend ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	25.8%
Communications	22.3%
Energy	15.0%
Basic Materials	12.7%
Consumer, Cyclical	8.9%
Industrial	4.1%
Technology	3.6%
Financial	3.5%
Utilities	2.5%
Diversified	0.4%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	26.4%
Liabilities in excess of other assets	-25.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Global Cash Cows Dividend 100 Index.

Pacer US Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	23.8%
Technology	16.8%
Communications	14.3%
Consumer, Cyclical	13.2%
Basic Materials	10.1%
Industrial	9.9%
Energy	8.5%
Utilities	2.7%
Financial	0.6%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	29.3%
Liabilities in excess of other assets	-29.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows 100 Index.

Pacer US Small Cap Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Industrial	33.2%
Consumer, Cyclical	29.4%
Consumer, Non-Cyclical	19.6%
Technology	8.0%
Basic Materials	5.7%
Energy	2.3%
Financial	1.5%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	25.4%
Liabilities in excess of other assets	-25.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Small Cap Cash Cows 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2020

Pacer Developed Markets International Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	21.7%
Consumer, Cyclical	19.4%
Basic Materials	19.2%
Energy	13.2%
Communications	11.8%
Technology	7.0%
Industrial	4.5%
Utilities	1.9%
Financial	0.4%
Investments Purchased with Proceeds from Securities Lending	20.3%
Liabilities in excess of other assets	-19.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Developed Markets International Cash Cows 100 Index.

Pacer WealthShield ETF

Sector(a)	Percentage of Net Assets
U.S. Treasury Notes/Bonds	94.6%
Exchange Traded Funds	4.7%
Short-Term Investments	0.0%(b)
Investments Purchased with Proceeds from Securities Lending	28.9%
Liabilities in excess of other assets	-28.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer WealthShield Index.
(b)	Less than 0.05%.

Pacer Military Times Best Employers ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	23.4%
Financial	19.4%
Industrial	15.6%
Technology	11.7%
Communications	11.5%
Consumer, Cyclical	9.3%
Utilities	8.8%
Exchange Traded Funds	0.0%(b)
Short-Term Investments	0.2%
Other assets in excess of liabilities	0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Military Times Best for VETS Total Return Index.
(b)	Less than 0.05%.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2020

Pacer Benchmark Retail Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	99.5%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	20.7%
Liabilities in excess of other assets	-20.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Benchmark Retail Real Estate SCTRSM Index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	99.2%
Short-Term Investments	0.7%
Investments Purchased with Proceeds from Securities Lending	4.7%
Liabilities in excess of other assets	-4.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Benchmark Industrial Real Estate SCTRSM Index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	84.2%
Communications	14.1%
Short-Term Investments	1.7%
Exchange Traded Funds	1.6%
Investments Purchased with Proceeds from Securities Lending	19.0%
Liabilities in excess of other assets	-20.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Benchmark Data & Infrastructure Real Estate SCTRSM Index.

Pacer US Export Leaders ETF

Sector(a)	Percentage of Net Assets
Technology	27.7%
Industrial	27.0%
Consumer, Non-Cyclical	16.3%
Consumer, Cyclical	10.4%
Basic Materials	9.5%
Communications	4.1%
Energy	2.1%
Exchange Traded Funds	1.0%
Financial	0.9%
Utilities	0.9%
Short-Term Investments	0.1%
Other assets in excess of liabilities	0.0%(b)
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Export Leaders Index.
(b)	Less than 0.05%

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2020

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	91.4%
Consumer, Cyclical	4.4%
Industrial	3.4%
Technology	0.8%
Short-Term Investments	0.2%
Liabilities in excess of other assets	-0.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index.

Pacer US Cash Cows Growth ETF

Sector(a)	Percentage of Net Assets
Technology	42.7%
Industrial	16.3%
Communications	15.0%
Consumer, Cyclical	10.6%
Basic Materials	6.1%
Energy	6.1%
Consumer, Non-Cyclical	1.8%
Utilities	1.2%
Short-Term Investments	0.2%
Liabilities in excess of other assets	0.0%(b)
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows Growth Index.
(b)	Less than 0.05%.

Pacer Trendpilot ® International ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	0.0%(b)
Financial	0.0%(b)
Consumer, Cyclical	0.0%(b)
Energy	0.0%(b)
Basic Materials	0.0%(b)
Communications	0.0%(b)
Utilities	0.0%(b)
Short-Term Investments	100.0%
Liabilities in excess of other assets	0.0%(b)
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot ® International Index.
(b)	Less than 0.05%

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2020

Pacer Emerging Markets Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Basic Materials	19.6%
Energy	18.0%
Industrial	15.5%
Communications	12.6%
Consumer, Non-Cyclical	9.4%
Technology	9.1%
Consumer, Cyclical	7.0%
Utilities	4.6%
Financial	2.5%
Diversified	1.3%
Short-Term Investments	0.5%
Liabilities in excess of other assets	-0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Emerging Markets Cash Cows 100 Index.

Pacer Cash Cows Fund of Funds ETF

Sector(a)	Percentage of Net Assets
Exchange Traded Funds	100.0%
Short-Term Investments	0.0%(b)
Liabilities in excess of other assets	0.0%(b)
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Cash Cows Fund of Funds Index.
(b)	Less than 0.05%.

Pacer Trendpilot ® Fund of Funds ETF

Sector(a)	Percentage of Net Assets
Exchange Traded Funds	100.0%
Short-Term Investments	0.0%(b)
Liabilities in excess of other assets	0.0%(b)
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot ® Fund of Funds Index.
(b)	Less than 0.05%.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2020

Pacer Trendpilot ® US Bond ETF

Sector(a)	Percentage of Net Assets
U.S. Treasury Notes/Bonds	99.2%
Short-Term Investments	0.1%
Other assets in excess of liabilities	0.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot ® US Bond Index.

Pacer CSOP FTSE China A50 ETF

Sector(a)	Percentage of Net Assets
Financial	51.0%
Consumer, Non-Cyclical	24.5%
Industrial	8.5%
Consumer, Cyclical	8.2%
Communications	2.7%
Technology	1.9%
Energy	1.6%
Utilities	1.2%
Short-Term Investments	0.4%
Other assets in excess of liabilities	0.0%(b)
Total	100.0%

(a)	The Fund may classify a company in a different category than the FTSE China A50 Net Total Return Index.
(b)	Less than 0.05%.

Pacer Trendpilot ® US Large Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot ® US Large Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Total Return Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot ® US Large Cap ETF - NAV	-10.71%	2.98%	2.53%
Pacer Trendpilot ® US Large Cap ETF - Market	-10.78%	2.95%	2.52%
Pacer Trendpilot ® US Large Cap Index(3)	-10.25%	3.58%	3.14%
S&P 500 ® Total Return Index(3)	0.86%	9.04%	9.02%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot ® US Mid Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot ® US Mid Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot ® US Mid Cap ETF - NAV	-7.11%	1.40%	3.38%
Pacer Trendpilot ® US Mid Cap ETF - Market	-7.18%	1.33%	3.37%
Pacer Trendpilot ® US Mid Cap Index(3)	-6.72%	1.90%	3.97%
S&P MidCap 400 Index(3)	-14.94%	-0.03%	3.09%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot ® 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Pacer NASDAQ-100 Trendpilot ® Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the NASDAQ-100 Index, (ii) 50% to the NASDAQ-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the NASDAQ-100 Index and its 200-business day historical simple moving average.

The NASDAQ-100 Index includes approximately 100 of the largest non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The NASDAQ-100 Index was developed by NASDAQ OMX. There is no minimum market capitalization requirement for inclusion in the NASDAQ-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot ® 100 ETF - NAV	5.78%	13.39%	9.28%
Pacer Trendpilot ® 100 ETF - Market	5.82%	13.46%	9.30%
Pacer NASDAQ-100 Trendpilot ® Index(3)	6.09%	13.93%	9.89%
NASDAQ-100 Index(3)	16.90%	18.52%	16.61%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot ® European Index ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 14, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot ® European Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot ® European Index ETF - NAV	-8.18%	-2.32%	0.17%
Pacer Trendpilot ® European Index ETF - Market	-9.24%	-2.66%	0.14%
Pacer Trendpilot ® European Index(3)	-7.11%	-0.89%	1.52%
FTSE Eurozone Index (USD)(3)	-16.31%	-2.57%	2.23%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 14, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Global Cash Cows Dividend ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Global Cash Cows Dividend Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE All-World Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE All-World Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Three Year	Since Inception(2)
Pacer Global Cash Cows Dividend ETF - NAV	-17.32%	-1.09%	3.08%
Pacer Global Cash Cows Dividend ETF - Market	-17.89%	-1.38%	2.95%
Pacer Global Cash Cows Dividend Index(3)	-16.46%	-0.15%	4.02%
FTSE All-World Developed Large-Cap Index(3)	-1.78%	6.29%	10.11%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is February 22, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commontly referred to as “cash cows.” The initial index universe is derived from the component companies of the Russell 1000 ® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Three Year	Since Inception(2)
Pacer US Cash Cows 100 ETF - NAV	-12.63%	1.08%	2.40%
Pacer US Cash Cows 100 ETF - Market	-12.90%	1.05%	2.36%
Pacer US Cash Cows 100 Index(3)	-12.54%	1.39%	2.75%
Russell 1000 ® Index(3)	0.09%	8.68%	9.67%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.49%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 16, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Small Cap Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Small Cap Cash Cows Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial Index universe is derived from the component companies of the S&P Small Cap 600 ® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 ® Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer US Small Cap Cash Cows 100 ETF - NAV	-18.72%	-4.78%
Pacer US Small Cap Cash Cows 100 ETF - Market	-18.68%	-4.75%
Pacer US Small Cap Cash Cows Index(3)	-18.83%	-4.70%
S&P SmallCap 600 ® Index(3)	-19.60%	-1.99%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.59%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Developed Markets International Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Developed Markets International Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer Developed Markets International Cash Cows 100 ETF - NAV	-20.04%	-3.79%
Pacer Developed Markets International Cash Cows 100 ETF - Market	-21.39%	-4.13%
Pacer Developed Markets International Cash Cows 100 Index(3)	-18.97%	-2.86%
FTSE Developed ex-US Index(3)	-11.18%	-1.87%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer WealthShield ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 11, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer WealthShield Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high-yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer WealthShield ETF - NAV	-3.04%	-0.60%
Pacer WealthShield ETF - Market	-3.51%	-0.79%
Pacer WealthShield Index(3)	-3.59%	-0.28%
S&P 500 ® Total Return Index(3)	0.86%	5.93%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 11, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Military Times Best Employers ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on April 9, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Military Times Best for VETSSM Index is composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million, and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of June 30, 2019, the Index was made up of 43 companies and included significant allocations to companies in the financial, industrial, and information technology sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer Military Times Best Employers ETF - NAV	-1.59%	7.33%
Pacer Military Times Best Employers ETF - Market	-3.11%	4.48%
Military Times Best for VETSSM Index(3)	-1.76%	7.50%
S&P 500 ® Total Return Index(3)	0.86%	7.51%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is April 9, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Retail Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Benchmark Retail Real Estate SCTRSM Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the retail real estate sector (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer Benchmark Retail Real Estate SCTRSM ETF - NAV	-37.49%	-14.28%
Pacer Benchmark Retail Real Estate SCTRSM ETF - Market	-37.87%	-14.54%
Benchmark Retail Real Estate SCTRSM Index(3)	-38.66%	-15.01%
FTSE NAREIT All Equity REITS Total Return Index(3)	-8.30%	4.69%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Benchmark Industrial Real Estate SCTRSM Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derivate at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer Benchmark Industrial Real Estate SCTRSM ETF - NAV	4.38%	12.93%
Pacer Benchmark Industrial Real Estate SCTRSM ETF - Market	4.20%	12.92%
Benchmark Industrial Real Estate SCTRSM Index(3)	5.55%	13.82%
FTSE NAREIT All Equity REITS Total Return Index(3)	-8.30%	3.83%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 14, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Benchmark Data & Infrastructure Real Estate SCTRSM Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF - NAV	19.50%	19.12%
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF - Market	19.40%	19.17%
Benchmark Data & Infrastructure Real Estate SCTRSM Index(3)	20.30%	20.27%
FTSE NAREIT All Equity REITS Total Return Index(3)	-8.30%	4.69%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Export Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Export Leaders Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900 ® Index (which is comprised of the S&P 500 ® Index (“S&P 500”) and S&P MidCap 400 ® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly.

The S&P 900 ® combines the S&P 500 ® and the S&P MidCap 400 ® to form an investable benchmark for the mid- to large-cap segment of the U.S. equity market.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer US Export Leaders ETF - NAV	-2.53%	0.95%
Pacer US Export Leaders ETF - Market	-2.55%	0.90%
Pacer US Export Leaders Index(3)	-1.96%	1.59%
S&P 900 IndexTM(3)	-0.19%	3.29%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500 ®, which measures the performance of the large-cap segment of the U.S. equity market.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2020)

	One Year	Since Inception(2)
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - NAV	-8.80%	2.06%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - Market	-8.97%	1.98%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index(3)	-7.16%	3.30%
S&P 500 ® Total Return Index(3)	0.86%	4.16%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows Growth ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows Growth Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”.

The S&P 900 Pure Growth Index is made up of approximately 150 companies that exhibit strong growth characteristcs from the S&P 500 and S&P MidCap 400.

Cumulative Returns(1)
(For the period ended April 30, 2020)

Since Inception(2)
Pacer US Cash Cows Growth ETF - NAV	-6.52%
Pacer US Cash Cows Growth ETF - Market	-6.37%
Pacer US Cash Cows Growth Index(3)	-6.49%
S&P 900 Pure Growth Index(3)	-5.48%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 30, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot International ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot International Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-US LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States.

Cumulative Returns(1)
(For the period ended April 30, 2020)

Since Inception(2)
Pacer Trendpilot International ETF - NAV	-5.08%
Pacer Trendpilot International ETF - Market	-5.04%
Pacer Trendpilot International Index	-4.11%
S&P Developed Ex-US Large Cap Index (USD)(3)	-9.35%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 30, 2019, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Emerging Markets Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Emerging Markets Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields.

The FTSE Emerging Markets Index is comprised of all the countries that make up the advanced emerging markets and secondary emerging markets within the FTSE Global Equity Index Series.

Cumulative Returns(1)
(For the period ended April 30, 2020)

Since Inception(2)
Pacer Emerging Markets Cash Cows 100 ETF - NAV	-16.76%
Pacer Emerging Markets Cash Cows 100 ETF - Market	-16.43%
Pacer Emerging Markets Cash Cows 100 Index(3)	-15.32%
FTSE Emerging Markets Index(3)	-11.89%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 30, 2019, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE All-World Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600 ® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900 ® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The FTSE All World Developed Index is a market-capitalization weighted index representing the performance of large and mid cap companies in Developed and Emerging Markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Cumulative Returns(1)
(For the period ended April 30, 2020)

Since Inception(2)
Pacer Cash Cows Fund of Funds ETF - NAV	-15.71%
Pacer Cash Cows Fund of Funds ETF - Market	-13.44%
Pacer Cash Cows Fund of Funds Index(3)	-14.98%
FTSE All World Developed Index(3)	-4.15%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 30, 2019, is 0.15%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Equity Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot ® US Large Cap ETF	Pacer Trendpilot ® US Large Cap Index	S&P 500 ® Index
20%	Pacer Trendpilot ® US Mid Cap ETF	Pacer Trendpilot ® US Mid Cap Index	S&P MidCap 400 ® Index
20%	Pacer Trendpilot ® 100 ETF	Pacer NASDAQ-100 Trendpilot ® Index	NASDAQ-100 ® Index
40%	Pacer Trendpilot ® International ETF	Pacer Trendpilot ® International Index	S&P Developed Ex-US Large Cap Index

The S&P 1200 Index captures approximately 70% of global market capitalization.

Pacer Trendpilot Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Cumulative Returns(1)
(For the period ended April 30, 2020)

Since Inception(2)
Pacer Trendpilot Fund of Funds ETF - NAV	-5.37%
Pacer Trendpilot Fund of Funds ETF - Market	-5.36%
Pacer Trendpilot Fund of Funds Index(3)	-4.41%
S&P 1200 Index(3)	-3.63%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 30, 2019, is 0.15%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot US Bond ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on October 22, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot US Bond Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index.

The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S.

Cumulative Returns(1)
(For the period ended April 30, 2020)

Since Inception(2)
Pacer Trendpilot US Bond ETF - NAV	4.24%
Pacer Trendpilot US Bond ETF - Market	4.90%
Pacer Trendpilot US Bond Index(3)	4.34%
S&P U.S. High Yield Corporate Bond IndexTM(3)	-6.85%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated October 18, 2019 as supplemented October 28, 2019, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is October 22, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CSOP FTSE China A50 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on March 10, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The FTSE China A50 Net Total Return Index ® is comprised of the A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited, which is not affiliated with the Fund, Pacer Advisors, Inc, CSOP Asset Management LImited or the Fund’s distributor. The Index is a real-time, tradable index comprising of the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index.

Annualized Returns(1)
(For the period ended April 30, 2020)

	7 Month	One Year	Three Year	Five Year	Since Inception(2)
Pacer CSOP FTSE China A50 ETF - NAV	0.14%	-4.08%	10.03%	-1.35%	4.80%
Pacer CSOP FTSE China A50 ETF - Market	-2.64%	-7.66%	9.07%	-1.70%	4.14%
FTSE China A50 Net Total Return Index ®(3)	0.30%	-3.49%	10.83%	-1.17%	5.13%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated January 22, 2020, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)

Inception date is March 10, 2015. The Fund is the successor to the investment performance of the CSOP FTSE China A50 ETF (the “Predecessor CSOP”) as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 23, 2020. Accordingly, the performance information shown in the chart and table above for periods prior to January 23, 2020 is that of the Predecessor CSOP Fund’s Shares for the Fund. The Predecessor CSOP Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2020 (Unaudited)

As a shareholder of a Fund, you pay ongoing expenses, such as advisory fees, and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. You may pay brokerage commissions on your purchase and sale of Fund shares, which are not reflected in the following examples. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from a Fund’s actual return and the “Actual Expenses Paid During Period” show the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the column under the heading untitled “Actual Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/19	Ending Account Value 04/30/20	Expenses Paid During Period(a)
Pacer Trendpilot ® US Large Cap ETF
Actual	0.60%	$1,000.00	$ 860.10	$ 2.77
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Trendpilot ® US Mid Cap ETF
Actual	0.60%	$1,000.00	$ 975.40	$ 2.95
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer TrendpilotTM 100 ETF
Actual	0.65%	$1,000.00	$ 1,015.70	$ 3.26
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Trendpilot ® European Index ETF
Actual	0.65%	$1,000.00	$ 900.80	$ 3.07
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Global Cash Cows Dividend ETF
Actual	0.60%	$1,000.00	$ 829.10	$ 2.73
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer U.S. Cash Cows 100 ETF
Actual	0.49%	$1,000.00	$ 870.50	$ 2.28
Hypothetical(b)	0.49%	$1,000.00	$ 1,022.43	$ 2.46
Pacer U.S. Small Cap Cash Cows 100 ETF
Actual	0.59%	$1,000.00	$ 825.00	$ 2.68
Hypothetical(b)	0.59%	$1,000.00	$ 1,021.93	$ 2.97
Pacer Developed Markets International Cash Cows 100 ETF
Actual	0.65%	$1,000.00	$ 811.10	$ 2.93
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer WealthShield ETF
Actual	0.60%	$1,000.00	$ 1,040.40	$ 3.04
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2020 (Unaudited) (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/19	Ending Account Value 04/30/20	Expenses Paid During Period(a)
Pacer Military Times Best Employers ETF
Actual	0.60%	$1,000.00	$ 926.30	$ 2.87
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Benchmark Retail Real Estate ETF
Actual	0.60%	$1,000.00	$ 585.30	$ 2.36
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Benchmark Industrial Real Estate ETF
Actual	0.60%	$1,000.00	$ 899.70	$ 2.83
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Benchmark Data & Infrastructure Real Estate ETF
Actual	0.60%	$1,000.00	$ 1,063.80	$ 3.08
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer US Export Leaders ETF
Actual	0.60%	$1,000.00	$ 951.30	$ 2.91
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Actual	0.60%	$1,000.00	$ 870.80	$ 2.79
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer US Cash Cows Growth ETF
Actual	0.60%	$1,000.00	$ 936.70	$ 2.89
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Trendpilot International ETF
Actual	0.65%	$1,000.00	$ 915.70	$ 3.10
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Emerging Markets Cash Cows 100 ETF
Actual	0.70%	$1,000.00	$ 817.50	$ 3.16
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.38	$ 3.52
Pacer Cash Cows Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 854.70	$ 0.69
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.12	$ 0.75
Pacer Trendpilot Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 934.50	$ 0.72
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.12	$ 0.75
Pacer Trendpilot US Bond ETF
Actual	0.60%	$1,000.00	$ 1,044.90	$ 3.05
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer CSOP FTSE China A50 ETF
Actual	0.70%	$1,000.00	$ 964.70	$ 3.42
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.38	$ 3.52

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days (182) in the most recent six-month period and divided by the number of days in the most recent twelve-month period (366).

(b)	Assumes 5% return before expenses.

Pacer Trendpilot ® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.8%

Money Market Deposit Accounts, — 0.0% (a)
U.S. Bank Money Market Deposit Account, 0.20% (b)	$176,611	$176,611

U.S. Treasury Bills — 100.8%
0.00% 6/11/20 (c)	2,422,311,600	2,422,073,656
TOTAL SHORT-TERM INVESTMENTS (Cost $2,421,893,307)		2,422,250,267
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 31.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (b)	748,680,000	748,680,000
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $748,680,000)		748,680,000
Total Investments (Cost $3,170,573,307) — 131.9%		3,170,930,267
Liabilities in Excess of Other Assets — (31.9)%		(767,090,973)
TOTAL NET ASSETS — 100.0%		$2,403,839,294

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	The rate shown is as of April 30, 2020.
(c)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $733,919,260 or 30.5% of net assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 0.0% (a)

Food — 0.0% (a)
Tootsie Roll Industries, Inc. (b)	190	$6,676
TOTAL COMMON STOCKS (Cost $6,457)		6,676
	Principal Amount
SHORT-TERM INVESTMENTS — 100.1%

Money Market Deposit Accounts, — 3.8%
U.S. Bank Money Market Deposit Account 0.20% (c)	$20,298,720	20,298,720

U.S. Treasury Bills — 96.3%
0.000% 06/04/2020 (b)	520,000,000	519,959,482
TOTAL SHORT-TERM INVESTMENTS (Cost $539,994,231)		540,258,202

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 30.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (c)	162,796,536	$162,796,536
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $162,796,536)
Total Investments (Cost $702,797,224) — 130.2%		703,061,414
Liabilities in Excess of Other Assets — (30.2)%		(163,010,894)
TOTAL NET ASSETS — 100.0%		$540,050,520

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $159,590,062 or 29.6% of net assets.
(c)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 100.1%

Administrative and Support and Waste Management and Remediation Services — 0.2%
Trip.com Group Ltd. - ADR (a)	42,657	$1,098,844

Airlines — 0.1%
American Airlines Group, Inc. (b)	35,730	429,117
United Airlines Holdings, Inc. (a)(b)	20,638	610,472
		1,039,589
Auto Manufacturers — 1.8%
PACCAR, Inc. (b)	28,211	1,953,047
Tesla Motors, Inc. (a)(b)	14,701	11,494,418
		13,447,465
Beverages — 2.4%
Monster Beverage Corp. (a)	43,856	2,710,739
PepsiCo, Inc.	113,738	15,046,400
		17,757,139
Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc. (a)	18,049	1,939,726
Amgen, Inc.	48,465	11,593,797
Biogen, Inc. (a)	14,717	4,368,447
BioMarin Pharmaceutical, Inc. (a)(b)	14,650	1,348,093
Gilead Sciences, Inc.	103,193	8,668,212
Illumina, Inc. (a)(b)	11,989	3,824,851
Incyte Corp. (a)	17,569	1,715,789
Regeneron Pharmaceuticals, Inc. (a)	8,804	4,629,847
Seattle Genetics, Inc. (a)	13,978	1,918,201
Vertex Pharmaceuticals, Inc. (a)	20,973	5,268,418
		45,275,381
Commercial Services — 3.1%
Automatic Data Processing, Inc.	35,293	5,177,130
Cintas Corp. (b)	8,441	1,872,467
CoStar Group, Inc. (a)(b)	2,987	1,936,353
PayPal Holdings, Inc. (a)	95,774	11,780,202
Verisk Analytics, Inc.	13,366	2,042,726
		22,808,878
Computers — 12.0%
Apple, Inc.	282,918	83,121,308
Check Point Software Technologies Ltd. (a)(b)	12,416	1,312,868
Cognizant Technology Solutions Corp. - Class A	44,662	2,591,289
NetApp, Inc. (b)	18,614	814,735
Western Digital Corp. (b)	24,258	1,117,809
		88,958,009
Distribution/Wholesale — 0.4%
Copart, Inc. (a)	18,959	1,518,806
Fastenal Co. (b)	46,779	1,694,335
		3,213,141

	Shares	Value
Electric — 0.8%
Exelon Corp.	79,291	$2,940,110
Xcel Energy, Inc.	43,739	2,780,051
		5,720,161
Food — 1.2%
Mondelez International, Inc. - Class A (b)	117,442	6,041,216
The Kraft Heinz Co.	99,606	3,021,050
		9,062,266
Healthcare-Products — 1.1%
Align Technology, Inc. (a)(b)	6,428	1,381,056
IDEXX Laboratories, Inc. (a)(b)	6,995	1,941,812
Intuitive Surgical, Inc. (a)(b)	9,427	4,816,065
		8,138,933
Insurance — 0.3%
Willis Towers Watson PLC	10,486	1,869,549

Internet — 27.4%
Alphabet, Inc. - Class A (a)	21,713	29,240,897
Alphabet, Inc. - Class C (a)	21,473	28,959,776
Amazon.com, Inc. (a)	31,634	78,262,516
BAIDU, Inc. - ADR (a)	22,551	2,276,072
Booking Holdings, Inc. (a)	3,413	5,053,185
CDW Corp. (b)	11,720	1,298,576
eBay, Inc.	66,357	2,642,999
Expedia Group, Inc.	11,367	806,830
Facebook, Inc. - Class A (a)	153,677	31,459,219
JD.com, Inc. - ADR (a)	75,605	3,258,576
MercadoLibre, Inc. (a)(b)	4,054	2,365,550
Netflix, Inc. (a)	35,746	15,007,958
VeriSign, Inc. (a)	9,576	2,006,076
		202,638,230
Lodging — 0.3%
Marriott International, Inc. - Class A (b)	26,667	2,425,097

Media — 3.7%
Charter Communications, Inc. - Class A (a)(b)	17,517	8,674,944
Comcast Corp. - Class A	370,298	13,934,314
FOX Corp. - Class A (b)	28,916	748,057
FOX Corp. - Class B	21,710	554,908
Liberty Global PLC - Class A (a)(b)	14,804	287,494
Liberty Global PLC - Class C (a)(b)	35,789	655,296
Sirius XM Holdings, Inc. (b)	360,830	2,132,505
		26,987,518
Retail — 4.3%
Costco Wholesale Corp.	36,034	10,918,302
Dollar Tree, Inc. (a)	19,303	1,537,870
Lululemon Athletica, Inc. (a)(b)	10,043	2,244,410

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 100.1% (Continued)

Retail — 4.3% (Continued)
O’Reilly Automotive, Inc. (a)	6,170	$2,383,718
Ross Stores, Inc.	29,504	2,695,485
Starbucks Corp. (b)	96,330	7,391,401
Ulta Salon Cosmetics & Fragrance, Inc. (a)(b)	4,800	1,046,016
Walgreens Boots Alliance, Inc. (b)	72,801	3,151,555
		31,368,757
Semiconductors — 12.5%
Advanced Micro Devices, Inc. (a)(b)	90,834	4,758,793
Analog Devices, Inc.	30,041	3,292,494
Applied Materials, Inc.	75,348	3,743,289
ASML Holding NV - ADR (b)	6,040	1,742,117
Broadcom, Inc.	32,353	8,787,722
Intel Corp.	354,815	21,281,804
KLA Corp. (b)	12,871	2,112,002
Lam Research Corp.	11,833	3,020,728
Maxim Integrated Products, Inc.	22,072	1,213,519
Microchip Technology, Inc. (b)	19,491	1,709,945
Micron Technology, Inc. (a)(b)	90,297	4,324,323
NVIDIA Corp.	49,921	14,590,910
NXP Semiconductors NV (b)	22,799	2,270,096
QUALCOMM, Inc.	93,135	7,326,931
Skyworks Solutions, Inc. (b)	13,896	1,443,517
Texas Instruments, Inc. (b)	76,246	8,849,873
Xilinx, Inc. (b)	20,510	1,792,574
		92,260,637
Software — 19.0%
Activision Blizzard, Inc.	62,663	3,993,513
Adobe Systems, Inc. (a)	39,484	13,963,122
ANSYS, Inc. (a)(b)	6,866	1,797,725
Autodesk, Inc. (a)	17,909	3,351,311
Cadence Design System, Inc. (a)	22,886	1,856,741
Cerner Corp. (b)	25,619	1,777,703
Citrix Systems, Inc. (b)	10,621	1,540,151
Electronic Arts, Inc. (a)	23,816	2,721,216
Fiserv, Inc. (a)	55,457	5,715,399
Intuit, Inc. (b)	21,232	5,728,606
Microsoft Corp.	484,929	86,904,126
NetEase, Inc. - ADR	5,950	2,052,512
Paychex, Inc. (b)	29,195	2,000,441
Splunk, Inc. (a)	12,344	1,732,604
Synopsys, Inc. (a)(b)	12,258	1,925,977
Take-Two Interactive Software, Inc. (a)	9,244	1,118,986
Workday, Inc. - Class A (a)	13,376	2,058,566
		140,238,699

	Shares	Value
Telecommunications — 2.8%
Cisco Systems, Inc.	346,029	$14,664,709
T-Mobile US, Inc. (a)(b)	69,785	6,127,123
		20,791,832
Transportation — 0.6%
CSX Corp.	63,812	4,226,269
TOTAL COMMON STOCKS (Cost $644,807,420)		739,326,394
	Principal Amount
SHORT-TERM INVESTMENTS — 0.0% (c)

Money Market Deposit Accounts, — 0.0% (c)
U.S. Bank Money Market Deposit Account, 0.20% (d)	$209,575	209,575
TOTAL SHORT-TERM INVESTMENTS (Cost $209,575)		209,575

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 13.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (d)	99,368,834	99,368,834
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $99,368,834)		99,368,834
Total Investments (Cost $744,385,829) — 113.5%		838,904,803
Liabilities in Excess of Other Assets — (13.5)%		(99,647,019)
TOTAL NET ASSETS — 100.0%		$739,257,784

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $95,098,293 or 12.9% of net assets.
(c)	Less than 0.05%.
(d)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 0.0% (a)

Engineering & Construction — 0.0% (a)
ACS Actividades de Construccion y Servicios SA	92	$2,295

Retail — 0.0% (a)
FF Group (b)(e)	1,259	6,622
TOTAL COMMON STOCKS (Cost $26,935)		8,917
	Principal Amount
SHORT-TERM INVESTMENTS — 99.5%

Money Market Deposit Accounts, — 7.7%
U.S. Bank Money Market Deposit Account, 0.20% (c)	$7,001,125	7,001,125

U.S. Treasury Bills — 91.8%
0.00% 5/21/20 (d)	36,000,000	35,998,500
0.00% 6/04/20 (d)	48,000,000	47,996,260
		83,994,760
TOTAL SHORT-TERM INVESTMENTS (Cost $90,966,244)		90,995,885

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 29.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (c)	26,928,000	$26,928,000
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $26,928,000)		26,928,000
Total Investments (Cost $117,921,179) — 128.9%		117,932,802
Liabilities in Excess of Other Assets — (28.9)%		(26,445,129)
TOTAL NET ASSETS — 100.0%		$91,487,673

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	As of April 30, 2020, the Fund has fair valued this security. This security is deemed illiquid according to the Fund’s liquidity guidelines. Value determined using significant unobservable inputs.
(c)	The rate shown is as of April 30, 2020.
(d)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $26,397,624 or 28.9% of net assets.
(e)	Non-Income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 04/30/2019	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 04/30/2020
Common Stocks	$ 6,778	$ —	$ (156)	$ —	$ —	$ —	$ —	$ 6,622

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 04/30/2020	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input*
Common Stocks	$6,622	Last Trade Price	Stale Data	5.26 EUR

*	Table presents information for one security, which has been valued at 5.26 EUR throughout the period.

For the period ended April 30, 2020, the Fund did not recognize any transfers to or from Level 3.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 96.5%

Australia — 7.1%
AGL Energy Ltd.	44,068	$487,038
Alumina Ltd.	365,210	412,910
Aurizon Holdings Ltd.	101,750	310,972
Bhp Billiton Ltd - ADR (a)	60,393	2,456,787
Boral Ltd.	80,632	158,682
CIMIC Group Ltd.	17,381	279,080
Coca-Cola Amatil Ltd.	37,364	211,342
Fortescue Metals Group Ltd.	400,834	3,123,986
GPT Group	99,605	274,558
Scentre Group	347,561	527,716
South32 Ltd.	235,520	304,650
Tabcorp Holdings Ltd.	116,875	245,240
Woodside Petroleum Ltd.	57,244	837,451
		9,630,412
Austria — 0.3%
OMV AG	13,500	442,342

Bermuda — 0.9%
CK Infrastructure Holdings Ltd.	122,755	731,542
Dairy Farm International Holdings Ltd.	55,605	266,348
NWS Holdings Ltd.	241,478	251,679
		1,249,569
Canada — 2.4%
BCE, Inc.	51,707	2,091,031
Suncor Energy, Inc.	64,658	1,154,145
		3,245,176
Cayman Islands — 1.3%
Chow Tai Fook Jewellery Group Ltd.	941,522	803,982
Tingyi Cayman Islands Holding Corp.	235,351	416,513
Wynn Macau Ltd.	270,337	474,245
		1,694,740
Finland — 1.2%
Fortum OYJ	51,664	857,736
UPM-Kymmene OYJ	26,502	733,609
		1,591,345
France — 3.4%
Cie de Saint-Gobain	23,151	614,211
Peugeot SA	37,985	544,260
Publicis Groupe SA	14,267	424,165
TOTAL SA - ADR	66,052	2,321,728
Unibail-Rodamco-Westfield	12,592	741,282
		4,645,646
Germany — 5.4%
Bayer AG	42,202	2,781,310
Continental AG	9,897	837,286
Deutsche Telekom AG	209,893	3,064,912

	Shares	Value
Germany — 5.4% (Continued)
Evonik Industries AG	23,264	$572,594
		7,256,102
Hong Kong — 2.7%
Lenovo Group Ltd.	717,776	390,715
Power Assets Holdings Ltd.	116,050	776,162
Sands China Ltd.	433,787	1,784,947
Swire Pacific Ltd. - Class A	75,878	498,186
Xinyi Glass Holdings Ltd.	233,975	271,927
		3,721,937
Israel — 0.2%
Israel Chemicals Ltd.	68,140	237,884

Italy — 2.0%
Atlantia SpA	41,340	672,971
Eni SpA	219,561	2,096,648
		2,769,619
Japan — 11.7%
Canon, Inc.	63,427	1,350,221
JXTG Holdings, Inc.	157,671	562,276
Marubeni Corp.	81,928	400,040
Mitsubishi Chemical Holdings Corp.	78,256	450,219
Mitsubishi Corp.	74,255	1,591,450
Mitsui & Co. Ltd.	80,011	1,128,795
Nippon Telegraph & Telephone Corp.	137,559	3,131,497
NTT DOCOMO, Inc.	123,938	3,635,623
Softbank Corp.	259,706	3,542,931
		15,793,052
Jersey — 0.4%
WPP PLC - ADR (a)	15,494	599,773

Luxembourg — 0.2%
Tenaris SA - ADR	24,282	332,178

Netherlands — 1.0%
Koninklijke Ahold Delhaize NV	54,916	1,333,587

Netherlands Antilles — 1.0%
Schlumberger Ltd. (a)	76,907	1,293,576

New Zealand — 0.2%
Spark New Zealand Ltd.	120,721	328,811

Norway — 1.7%
Equinor ASA - ADR (a)	172,593	2,343,813

Portugal — 0.4%
Galp Energia SGPS SA	41,707	480,586

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 96.5% (Continued)

Republic of Korea — 0.5%
POSCO - ADR	16,830	$626,244

Singapore — 1.8%
Genting Singapore Ltd.	528,883	294,418
Jardine Cycle & Carriage Ltd.	17,272	246,314
Singapore Telecommunications Ltd.	945,668	1,897,841
		2,438,573
South Korea — 0.4%
KT&G Corp.	7,467	497,003

Spain — 2.5%
Endesa SA	54,498	1,209,368
Repsol SA	94,707	862,869
Telefonica SA - ADR (a)	291,302	1,328,337
		3,400,574
Sweden — 1.8%
Hennes & Mauritz AB - Class B	101,207	1,412,958
Telia Co. AB	289,488	1,001,488
		2,414,446
Switzerland — 3.6%
Glencore PLC	993,404	1,840,494
Kuehne + Nagel International AG	4,908	701,942
LafargeHolcim Ltd.	25,595	1,061,719
Swisscom AG (a)	2,481	1,289,786
		4,893,941
United Kingdom — 14.9%
Anglo American PLC	58,441	1,041,673
BAE Systems PLC	138,316	885,674
BP PLC - ADR (a)	95,680	2,277,184
British American Tobacco PLC - ADR (a)	76,787	2,929,424
Fiat Chrysler Automobiles NV	86,123	756,536
GlaxoSmithKline PLC - ADR (a)	72,313	3,042,208
Imperial Brands PLC	126,153	2,667,744
Rio Tinto PLC - ADR	57,401	2,651,352
Royal Dutch Shell PLC - Class B - ADR	60,282	1,927,216
Vodafone Group PLC - ADR	146,384	2,069,870
		20,248,881
United States — 27.5%
AbbVie, Inc. (a)	38,221	3,141,766
Altria Group, Inc.	67,699	2,657,186
AT&T, Inc. (a)	86,901	2,647,873
Chevron Corp. (a)	28,392	2,612,064
DuPont de Nemours, Inc. (a)	39,276	1,846,758
Ford Motor Co. (a)	293,963	1,496,272
General Mills, Inc. (a)	24,776	1,483,835
Gilead Sciences, Inc. (a)	51,721	4,344,564

	Shares	Value
United States — 27.5% (Continued)
International Business Machines Corp. (a)	25,230	$3,167,879
LyondellBasell Industries NV - Class A	15,690	909,235
Pfizer, Inc.	86,756	3,327,960
Philip Morris International, Inc.	39,533	2,949,162
The Kraft Heinz Co.	78,334	2,375,870
Valero Energy Corp. (a)	16,725	1,059,529
Verizon Communications, Inc.	55,425	3,184,166
		37,204,119
TOTAL COMMON STOCKS (Cost $167,088,975)		130,713,929

REAL ESTATE INVESTMENT TRUSTS — 2.3%

Australia — 0.2%
Vicinity Centres	272,843	264,919

Hong Kong — 0.2%
Champion REIT	361,207	213,393

United States — 2.0%
Public Storage (a)	7,352	1,363,428
Simon Property Group, Inc. (a)	19,156	1,279,046
		2,642,474
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,518,682)		3,120,786
	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts, — 0.1%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$173,418	173,418
TOTAL SHORT-TERM INVESTMENTS (Cost $173,418)		173,418

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 26.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (b)	35,692,945	$35,692,945
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $35,692,945)		35,692,945
Total Investments (Cost $208,474,020) — 125.3%		169,701,078
Liabilities in Excess of Other Assets — (25.3)%		(34,221,432)
TOTAL NET ASSETS — 100.0%		$135,479,646

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $33,833,161 or 25.0% of net assets.
(b)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 99.3%

Advertising — 2.5%
Interpublic Group of Cos., Inc. (a)	120,114	$2,039,536
Omnicom Group, Inc. (a)	48,621	2,772,855
		4,812,391
Aerospace/Defense — 0.3%
Spirit AeroSystems Holdings, Inc. - Class A	26,379	584,559

Agriculture — 2.0%
Altria Group, Inc.	97,197	3,814,982

Airlines — 5.0%
Alaska Air Group, Inc.	41,073	1,335,694
Copa Holdings SA - Class A	15,983	706,608
Delta Air Lines, Inc.	88,570	2,294,849
Southwest Airlines Co. (a)	89,574	2,799,187
United Airlines Holdings, Inc. (a)(b)	78,608	2,325,225
		9,461,563
Apparel — 0.6%
Hanesbrands, Inc. (a)	105,752	1,051,175

Auto Parts & Equipment — 1.7%
Allison Transmission Holdings, Inc.	31,639	1,149,761
BorgWarner, Inc. (a)	33,035	943,810
LEAR Corp.	12,009	1,172,679
		3,266,250
Biotechnology — 7.1%
Alexion Pharmaceuticals, Inc. (b)	38,101	4,094,715
Biogen, Inc. (a)(b)	12,980	3,852,853
Exelixis, Inc. (b)	49,891	1,232,058
Gilead Sciences, Inc.	51,063	4,289,292
		13,468,918
Building Materials — 0.5%
Owens Corning	20,995	910,343

Chemicals — 5.6%
Cabot Corp.	13,791	467,377
Celanese Corp. (a)	21,264	1,766,401
CF Industries Holdings, Inc. (a)	54,089	1,487,448
Dow, Inc. (a)	105,586	3,873,950
Eastman Chemical Co. (a)	34,291	2,074,948
Huntsman Corp.	63,094	1,060,610
		10,730,734
Commercial Services — 2.1%
Grand Canyon Education, Inc. (b)	6,129	527,217
H&R Block, Inc.	42,891	714,135
ManpowerGroup, Inc. (a)	18,900	1,403,136
Robert Half International, Inc. (a)	16,974	802,361

	Shares	Value
Commercial Services — 2.1% (Continued)
Sabre Corp.	83,109	$604,202
		4,051,051
Computers — 11.6%
CACI International, Inc. - Class A (b)	4,640	1,160,650
Cognizant Technology Solutions Corp. - Class A	66,325	3,848,176
Dell Technologies, Inc. - Class C (a)(b)	103,819	4,432,033
DXC Technology Co.	216,368	3,922,752
HP, Inc.	191,334	2,967,590
International Business Machines Corp. (a)	32,117	4,032,611
NetApp, Inc.	38,909	1,703,047
		22,066,859
Electric — 2.7%
NRG Energy, Inc.	62,984	2,111,854
Vistra Energy Corp.	151,149	2,953,451
		5,065,305
Electrical Components & Equipment — 0.4%
Acuity Brands, Inc.	7,760	671,938

Electronics — 2.5%
ADT, Inc. (a)	345,263	1,978,357
Arrow Electronics, Inc. (b)	18,919	1,190,384
AVNET, Inc. (a)	51,014	1,531,440
		4,700,181
Food — 0.3%
Sprouts Farmers Market, Inc. (b)	27,305	567,398

Forest Products & Paper — 2.2%
DOMTAR Corp.	11,780	275,181
International Paper Co. (a)	114,713	3,928,920
		4,204,101
Hand/Machine Tools — 0.3%
Regal Beloit Corp.	7,518	533,853

Healthcare-Services — 0.3%
MEDNAX, Inc. (b)	35,536	515,983

Home Builders — 0.7%
PulteGroup, Inc.	44,457	1,256,799

Home Furnishings — 0.5%
Leggett & Platt, Inc.	25,156	883,730

Information — 1.4%
NortonLifeLock, Inc.	128,107	2,724,836

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 99.3% (Continued)

Internet — 4.5%
eBay, Inc.	113,083	$4,504,096
Expedia Group, Inc.	31,961	2,268,592
F5 Networks, Inc. (b)	9,068	1,262,810
TripAdvisor, Inc. (a)	28,050	560,158
		8,595,656
Iron/Steel — 2.2%
Nucor Corp. (a)	61,364	2,527,583
Reliance Steel & Aluminum Co. (a)	18,665	1,672,011
		4,199,594
Machinery-Diversified — 3.7%
AGCO Corp.	12,450	657,858
CRANE Co.	9,046	492,555
Cummins, Inc.	27,650	4,520,775
GrafTech International Ltd. (a)	172,870	1,403,704
		7,074,892
Media — 3.9%
AMC Networks, Inc. - Class A (a)(b)	25,965	619,265
Discovery, Inc. - Class A (a)(b)	161,858	3,628,857
FOX Corp. (a)	124,932	3,231,991
		7,480,113
Metal Fabricate/Hardware — 0.4%
The Timken Co.	17,984	675,839

Office/Business Equipment — 0.7%
Xerox Holdings Corp.	73,341	1,341,407

Oil & Gas — 6.7%
Cabot Oil & Gas Corp. (a)	72,874	1,575,536
ConocoPhillips (a)	90,954	3,829,163
Helmerich & Payne, Inc. (a)	29,747	588,098
HollyFrontier Corp. (a)	79,975	2,642,374
Valero Energy Corp. (a)	64,919	4,112,619
		12,747,790
Oil & Gas Services — 1.5%
Schlumberger Ltd.	171,811	2,889,861

Oil & Gas — 0.3%
PBF Energy, Inc. - Class A	50,825	579,405

Packaging & Containers — 0.8%
Packaging Corp. of America (a)	16,031	1,549,396

	Shares	Value
Pharmaceuticals — 12.0%
AbbVie, Inc.	46,358	$3,810,628
Allergan PLC	21,472	4,022,564
AmerisourceBergen Corp.	36,550	3,277,073
Cardinal Health, Inc.	59,711	2,954,500
Jazz Pharmaceuticals PLC (b)	9,070	999,968
McKesson Corp.	28,925	4,085,656
Mylan NV (a)(b)	165,551	2,776,290
Premier, Inc. - Class A (b)	26,898	891,938
		22,818,617
Retail — 4.2%
AutoNation, Inc. (b)	31,765	1,182,929
Foot Locker, Inc. (a)	35,563	911,480
Kohl’s Corp. (a)	55,157	1,018,198
MSC Industrial Direct Co., Inc. - Class A	8,679	517,616
Nu Skin Enterprises, Inc. - Class A	8,086	236,192
Qurate Retail Group, Inc. QVC Group - Class A (a)(b)	337,754	2,720,608
Urban Outfitters, Inc. (a)(b)	24,209	419,784
Williams-Sonoma, Inc. (a)	14,497	896,494
		7,903,301
Semiconductors — 2.2%
QUALCOMM, Inc.	52,862	4,158,654

Software — 0.9%
Cerence, Inc. (b)	7,370	155,949
Take-Two Interactive Software, Inc. (b)	12,843	1,554,645
		1,710,594
Telecommunications — 3.3%
Arista Networks, Inc. (a)(b)	8,985	1,970,411
Cisco Systems, Inc.	103,624	4,391,585
		6,361,996
Textiles — 0.6%
Mohawk Industries, Inc. (b)	13,329	1,169,220

Transportation — 1.1%
CH Robinson Worldwide, Inc. (a)	20,948	1,485,213
Landstar System, Inc.	5,151	532,150
		2,017,363
TOTAL COMMON STOCKS (Cost $204,992,894)		188,616,647

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Apple Hospitality REIT, Inc. (a)	43,095	417,159
Corporate Office Properties Trust	25,024	661,135
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,101,776)		1,078,294

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts, — 0.1%
U.S. Bank Money Market Deposit Account, 0.20% (c)	$247,294	$247,294
TOTAL SHORT-TERM INVESTMENTS (Cost $247,294)		247,294
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 29.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (c)	55,713,285	$55,713,285
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $55,713,285)		55,713,285
Total Investments (Cost $262,055,249) — 129.3%		245,655,520
Liabilities in Excess of Other Assets — (29.3)%		(55,628,679)
TOTAL NET ASSETS — 100.0%		$190,026,841

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $52,125,060 or 27.4% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 98.2%

Accommodation and Food Services — 0.5%
Fiesta Restaurant Group, Inc. (a)	9,745	$70,895

Apparel — 2.9%
Kontoor Brands, Inc. (b)	9,563	185,618
Steven Madden Ltd. (b)	9,184	230,243
		415,861
Auto Manufacturers — 0.8%
Wabash National Corp. (b)	14,909	122,254

Auto Parts & Equipment — 1.4%
GARRETT MOTION, Inc. (a)	36,685	199,933

Biotechnology — 2.4%
Innoviva, Inc. (a)(b)	24,192	343,043

Building Materials — 5.3%
American Woodmark Corp. (a)	2,928	150,528
Boise Cascade Co.	7,210	225,457
Gibraltar Industries, Inc. (a)	3,430	158,809
Patrick Industries, Inc.	5,853	241,261
		776,055
Chemicals — 0.3%
Hawkins, Inc.	1,237	46,301

Coal — 1.7%
Warrior Met Coal, Inc.	19,332	242,617

Commercial Services — 5.1%
American Public Education, Inc. (a)	1,654	42,624
Heidrick & Struggles International, Inc.	3,953	88,705
Kelly Services, Inc. - Class A	9,576	147,949
Korn/Ferry International	9,696	279,536
Resources Connection, Inc.	6,245	67,946
TrueBlue, Inc. (a)	7,399	114,906
		741,666
Computers — 1.6%
TTEC Holdings, Inc.	6,176	240,740

Distribution/Wholesale — 2.4%
G-III Apparel Group Ltd. (a)(b)	10,936	123,905
ScanSource, Inc. (a)	8,941	231,751
		355,656
Educational Services — 0.7%
Perdoceo Education Corp. (a)	7,343	95,459

	Shares	Value
Electrical Components & Equiptment — 1.0%
Insteel Industries, Inc.	4,636	$81,455
Powell Industries, Inc.	2,758	69,970
		151,425
Electronics — 6.3%
Benchmark Electronics, Inc.	3,075	63,530
Comtech Telecommunications Corp.	5,212	96,474
Plexus Corp. (a)	3,193	200,169
Sanmina Corp. (a)	12,512	346,958
SMART Global Holdings, Inc. (a)(b)	8,093	204,672
		911,803
Energy-Alternate Sources — 0.2%
FutureFuel Corp.	2,662	27,632

Engineering & Construction — 1.8%
Arcosa, Inc.	7,098	264,542

Food — 1.7%
John B Sanfilippo & Son, Inc.	1,245	102,252
Seneca Foods Corp. - Class A (a)	3,923	141,149
		243,401
Forest Products & Paper — 2.4%
Mercer International, Inc.	17,489	176,289
Schweitzer-Mauduit International, Inc. (b)	5,342	172,119
		348,408
Healthcare-Products — 0.7%
AngioDynamics, Inc. (a)	3,427	35,744
Meridian Bioscience, Inc. (a)	5,407	64,884
		100,628
Home Builders — 3.4%
Meritage Homes Corp. (a)	5,609	294,809
Winnebago Industries, Inc. (b)	4,481	198,822
		493,631
Home Furnishings — 1.3%
Ethan Allen Interiors, Inc. (b)	5,232	59,174
Sleep Number Corp. (a)(b)	4,342	129,826
		189,000
Household Products/Wares — 2.2%
Central Garden & Pet Co. (a)	6,659	219,347
Quanex Building Products Corp.	7,972	99,411
		318,758
Lodging — 0.6%
The Marcus Corp.	5,987	87,051

Machinery-Diversified — 1.5%
SPX FLOW, Inc. (a)(b)	6,583	214,408

Manufacturing — 11.3%
DMC Global, Inc.	1,993	51,439
Dorian LPG Ltd. (a)	14,744	139,921

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 98.2% (Continued)

Manufacturing — 11.3% (Continued)
Haynes International, Inc.	1,872	$41,371
iRobot Corp. (a)(b)	2,602	158,618
Lantheus Holdings, Inc. (a)	5,385	70,274
Lydall, Inc. (a)	6,638	74,346
Materion Corp.	2,226	115,173
Medifast, Inc.	1,293	98,113
PH Glatfelter Co.	7,854	114,668
Power Integrations, Inc. (b)	2,607	266,826
Universal Electronics, Inc. (a)	2,168	89,495
Universal Forest Products, Inc.	6,690	275,093
US Concrete, Inc. (a)	7,477	143,409
		1,638,746
Metal Fabricate/Hardware — 3.7%
AZZ, Inc.	3,793	119,062
Mueller Industries, Inc.	8,498	220,098
Olympic Steel, Inc.	14,310	135,087
Tredegar Corp.	3,684	60,712
		534,959
Mining — 1.2%
Kaiser Aluminum Corp. (b)	2,441	176,313

Miscellaneous Manufacturing — 2.4%
Myers Industries, Inc.	4,291	53,037
Trinseo SA	14,644	299,470
		352,507
Oil & Gas Services — 0.3%
Matrix Service Co. (a)	4,012	41,885

Oil-Field Services — 0.1%
ERA GROUP, Inc. (a)	3,753	19,215

Pharmaceuticals — 6.5%
Anika Therapeutics, Inc. (a)	1,316	43,731
Corcept Therapeutics, Inc. (a)(b)	15,067	190,748
Eagle Pharmaceuticals, Inc. (a)(b)	1,669	85,086
Lannett Co, Inc. (a)(b)	14,352	136,918
Supernus Pharmaceuticals, Inc. (a)	10,100	236,340
USANA Health Sciences, Inc. (a)	2,114	188,611
Vanda Pharmaceuticals, Inc. (a)	5,236	60,214
		941,648
Professional, Scientific, and Technical Services — 0.5%
NextGen Healthcare, Inc. (a)	7,490	79,019

Retail — 15.6%
Asbury Automotive Group, Inc. (a)	4,806	324,405
Chico’s FAS, Inc.	124,580	186,870
Genesco, Inc. (a)(b)	8,109	153,503
GMS, Inc. (a)	14,653	269,322

	Shares	Value
Retail — 15.6% (Continued)
Haverty Furniture Cos, Inc.	3,760	$50,873
Hibbett Sports, Inc. (a)	6,664	102,826
La-Z-Boy, Inc.	6,724	157,678
Michaels Cos., Inc. (a)(b)	100,514	305,563
PetMed Express, Inc. (b)	1,620	64,103
Shoe Carnival, Inc. (b)	4,228	99,865
Signet Jewelers Ltd. (b)	18,789	189,017
The Buckle, Inc. (b)	9,190	140,699
The Cato Corp. - Class A (b)	4,565	51,402
Vera Bradley, Inc. (a)	6,636	36,564
Zumiez, Inc. (a)	6,468	136,734
		2,269,424
Semiconductors — 3.6%
Rambus, Inc. (a)	15,162	189,980
Ultra Clean Holdings, Inc. (a)	6,634	121,999
Xperi Corp.	14,007	214,027
		526,006
Software — 0.4%
Computer Programs & Systems, Inc.	2,240	53,827

Transportation — 1.1%
ArcBest Corp.	4,265	86,878
Echo Global Logistics, Inc. (a)	4,284	75,099
		161,977
Transportation and Warehousing — 2.2%
Hub Group, Inc. - Class A (a)	4,589	220,777
SEACOR Holdings, Inc. (a)	3,486	98,514
		319,291
Wholesale Trade — 1.1%
Foundation Building Materials, Inc. (a)	13,623	159,389
TOTAL COMMON STOCKS (Cost $16,873,868)		14,275,373

REAL ESTATE INVESTMENT TRUSTS — 1.5%
Tanger Factory Outlet Centers, Inc. (b)	29,499	221,833
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $204,872)		221,833
	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts, — 0.2%
U.S. Bank Money Market Deposit Account, 0.20% (c)	$25,861	25,861
TOTAL SHORT-TERM INVESTMENTS (Cost $25,861)		25,861

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 25.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (c)	3,692,829	$3,692,829
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,692,829)		3,692,829

Total Investments (Cost $20,797,430) — 125.3%		18,215,896
Liabilities in Excess of Other Assets — (25.3)%		(3,681,952)
TOTAL NET ASSETS — 100.0%		$14,533,944

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $3,451,069 or 23.7% of net assets.
(c)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 96.8%

Australia — 8.7%
Aurizon Holdings Ltd.	20,549	$62,803
BHP Billiton Ltd. - ADR (a)	9,846	400,535
BlueScope Steel Ltd.	13,350	89,170
Coles Group Ltd.	12,372	125,045
Fortescue Metals Group Ltd.	73,155	570,149
Newcrest Mining Ltd.	6,699	120,223
Qantas Airways Ltd.	17,776	44,713
Santos Ltd.	34,755	111,881
South32 Ltd.	87,640	113,364
Woodside Petroleum Ltd.	13,112	191,822
		1,829,705
Belgium — 3.5%
Galapagos NV - ADR (a)(b)	2,755	607,340
Solvay SA	1,502	117,259
		724,599
Canada — 5.3%
Alimentation Couche-Tard, Inc. - Class B	10,428	290,976
Canadian Natural Resources Ltd. (a)	14,539	243,674
Cenovus Energy, Inc.	21,803	79,363
Magna International, Inc.	5,335	207,888
Suncor Energy, Inc. (a)	16,753	299,041
		1,120,942
Denmark — 1.9%
AP Moller - Maersk A/S - Class B	296	294,294
Pandora A/S	3,187	113,219
		407,513
Finland — 1.4%
Stora Enso OYJ - Class R	8,765	103,736
UPM-Kymmene OYJ	6,669	184,606
		288,342
France — 7.2%
Air France-KLM (b)	15,360	78,220
Arkema SA	909	75,407
Atos SE	1,324	94,396
Capgemini SE	1,962	184,347
Edenred	2,746	110,649
Peugeot SA	22,342	320,123
Publicis Groupe SA	6,739	200,354
Sodexo SA	1,287	102,251
TOTAL SA - ADR (a)	10,057	353,504
		1,519,251
Germany — 1.1%
Covestro AG (c)	1,743	58,601
HUGO BOSS AG	1,233	34,293
Wirecard AG (a)	1,446	143,248
		236,142

	Shares	Value
Hong Kong — 1.2%
Galaxy Entertainment Group Ltd.	38,770	$252,299

Italy — 1.8%
Eni SpA	35,060	334,797
Saipem SpA (b)	19,361	49,669
		384,466
Japan — 23.3%
Astellas Pharma, Inc.	15,281	254,387
Bandai Namco Holdings, Inc.	1,516	76,722
FamilyMart UNY Holdings Co Ltd.	15,027	256,669
FUJIFILM Holdings Corp.	6,485	310,548
ITOCHU Corp.	23,559	466,504
Japan Airlines Co. Ltd.	3,350	60,560
JXTG Holdings, Inc.	73,553	262,300
Marubeni Corp.	47,680	232,813
Mitsubishi Chemical Holdings Corp.	39,058	224,707
Nexon Co. Ltd.	12,181	197,956
Nippon Telegraph & Telephone Corp.	21,861	497,660
NTT DOCOMO, Inc.	19,695	577,737
Otsuka Holdings Co. Ltd.	4,761	188,772
Seven & i Holdings Co. Ltd.	10,426	345,185
Shionogi & Co. Ltd.	3,086	170,497
Showa Denko KK	5,656	125,174
Skylark Holdings Co Ltd.	2,714	40,515
Sony Corp. - ADR (a)	7,770	499,222
SUMCO Corp.	3,641	52,589
Trend Micro, Inc.	951	48,474
		4,888,991
Jersey — 0.6%
WPP PLC - ADR (a)	3,240	125,420

Luxembourg — 0.5%
Tenaris SA - ADR	8,087	110,630

Netherlands — 2.6%
Koninklijke Ahold Delhaize NV	17,359	421,548
Randstad Holding NV	3,132	125,722
		547,270
Norway — 1.8%
Equinor ASA - ADR (a)	27,420	372,364

Republic of Korea — 5.1%
Hyundai Mobis Co. Ltd.	1,245	175,748
Kakao Corp.	596	90,003
POSCO - ADR (a)	8,960	333,402
Samsung Electronics Co. Ltd.	11,264	462,226
		1,061,379

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 96.8% (Continued)

Spain — 5.0%
ACS Actividades de Construccion y Servicios SA	5,871	$146,497
Enagas SA	5,502	128,366
Endesa SA	12,331	273,638
Repsol SA	18,216	165,965
Telefonica SA - ADR (a)	74,410	339,309
		1,053,775
Sweden — 2.3%
Sandvik AB (b)	11,251	174,491
SKF AB	4,887	77,921
Telefonaktiebolaget LM Ericsson - ADR (a)	26,353	222,946
		475,358
Switzerland — 6.4%
Adecco Group AG	1,616	70,834
Dufry AG	2,107	68,607
Glencore PLC	175,317	324,812
LafargeHolcim Ltd.	7,302	302,898
Roche Holding AG - ADR (a)	13,461	585,150
		1,352,301
United Kingdom — 17.1%
Anglo American PLC	16,789	299,253
Antofagasta PLC	15,126	154,885
Barratt Developments PLC	8,586	56,125
Berkeley Group Holdings PLC	1,241	65,382
British American Tobacco PLC - ADR (a)	12,701	484,543
Bunzl PLC	3,332	72,497
Fiat Chrysler Automobiles NV	34,899	306,566
Imperial Brands PLC	19,909	421,014
ITV PLC	37,033	35,682
J Sainsbury PLC	45,977	114,715
Kingfisher PLC	25,537	50,593
Marks & Spencer Group PLC	29,601	34,337
Next PLC	1,280	76,190
Pearson PLC	8,574	49,653
Persimmon PLC	3,306	91,814
Rio Tinto PLC - ADR	9,180	424,024
Royal Dutch Shell PLC - Class B - ADR (a)	9,894	316,311
The Sage Group PLC	8,653	69,750
Taylor Wimpey PLC	34,200	63,341
Vodafone Group PLC - ADR	27,748	392,357
		3,579,032
TOTAL COMMON STOCKS (Cost $26,608,347)		20,329,779

	Shares	Value
PREFERRED STOCKS — 1.9%

Germany — 1.9%
Henkel AG & Co. KGaA	4,379	$388,890
TOTAL PREFERRED STOCKS (Cost $448,603)		388,890

REAL ESTATE INVESTMENT TRUSTS — 0.4%

United Kingdom — 0.4%
The British Land Co. PLC	15,721	80,113
TOTAL REITS (Cost $125,305)		80,113

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 20.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (d)	4,268,426	4,268,426
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,268,426)		4,268,426
Total Investments (Cost $31,450,681) — 119.4%		25,067,208
Liabilities in Excess of Other Assets — (19.4)%		(4,075,894)
TOTAL NET ASSETS — 100.0%		$20,991,314

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $4,045,773 or 19.3% of net assets.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $58,601 or 0.3% of net assets.

(d)	The rate shown is as of April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
CONTINGENT VALUE RIGHTS — 0.0% (a)

Biotechnology — 0.0% (a)
Achillion Pharmaceuticals (b)(c)	6,273	$2,886
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		2,886

EXCHANGE TRADED FUNDS — 4.7%

iShares 20+ Year Treasury Bond ETF (d)	14,419	2,404,224
TOTAL EXCHANGE TRADED FUNDS (Cost $2,292,488)		2,404,224

	Principal Amount
U.S. TREASURY NOTES/BONDS — 94.6%

4.375%, 05/15/2040	$462,000	738,767
3.875%, 08/15/2040	406,000	612,584
4.250%, 11/15/2040	418,000	660,930
4.750%, 02/15/2041	478,000	803,208
4.375%, 05/15/2041	362,000	584,093
3.750%, 08/15/2041	403,000	602,737
3.125%, 11/15/2041	368,000	505,986
3.125%, 02/15/2042	464,000	639,740
3.000%, 05/15/2042	389,000	526,290
2.750%, 08/15/2042	595,000	774,708
2.750%, 11/15/2042 (d)	723,000	941,284
3.125%, 02/15/2043	733,000	1,010,395
2.875%, 05/15/2043 (d)	1,045,000	1,388,544
3.625%, 08/15/2043	863,000	1,282,398
3.750%, 11/15/2043	1,021,000	1,547,692
3.625%, 02/15/2044	1,046,000	1,561,604
3.375%, 05/15/2044	1,051,000	1,516,232
3.125%, 08/15/2044	1,062,000	1,478,420
3.000%, 11/15/2044	1,060,000	1,450,171
2.500%, 02/15/2045	1,062,000	1,340,775
3.000%, 05/15/2045 (d)	1,062,000	1,459,669
2.875%, 08/15/2045	1,061,000	1,430,153
3.000%, 11/15/2045	1,057,000	1,458,908
2.500%, 02/15/2046	984,000	1,249,065
2.500%, 05/15/2046	982,000	1,249,020
2.250%, 08/15/2046 (d)	986,000	1,200,147
2.875%, 11/15/2046	977,000	1,331,812
3.000%, 02/15/2047 (d)	986,000	1,377,049
3.000%, 05/15/2047	959,000	1,340,465
2.750%, 08/15/2047 (d)	929,000	1,244,497
2.750%, 11/15/2047	932,000	1,251,538
3.000%, 02/15/2048	1,061,000	1,489,793
3.125%, 05/15/2048	1,134,000	1,630,524

	Principal Amount	Value
U.S. TREASURY NOTES/BONDS — 94.6% (Continued)
3.000%, 08/15/2048 (d)	$1,210,000	$1,706,903
3.375%, 11/15/2048	1,247,000	1,878,878
3.000%, 02/15/2049	1,287,000	1,823,970
2.875%, 05/15/2049 (d)	1,280,000	1,778,000
2.250%, 08/15/2049 (d)	1,288,000	1,593,699
2.375%, 11/15/2049 (d)	1,288,000	1,637,018
2.000%, 02/15/2050 (d)	481,000	567,599
TOTAL U.S. TREASURY NOTES/BONDS (Cost $45,037,909)		48,665,264

SHORT-TERM INVESTMENTS — 0.0% (a)

Money Market Deposit Accounts, — 0.0% (a)
U.S. Bank Money Market Deposit Account, 0.20% (e)	16,775	16,775
TOTAL SHORT-TERM INVESTMENTS (Cost $16,775)		16,775

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 28.9%

Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (e)	14,840,252	14,840,252
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $14,840,252)		14,840,252
Total Investments (Cost $62,187,424) — 128.2%		65,929,401
Liabilities in Excess of Other Assets — (28.2)%		(14,501,496)
TOTAL NET ASSETS — 100.0%		$51,427,905

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	Non-income producing security.
(c)	As of April 30, 2020, the Fund has fair valued this security. This security is deemed illiquid according to the Fund’s liquidity guidelines. Value determined using significant unobservable inputs.
(d)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $14,451,332 or 28.1% of net assets.
(e)	The rate shown is as of April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 04/30/2019	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 04/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 04/30/2020
Contingent Value Rights	$ —	$ —	$ —	$ —	$ —	$ 2,886	$ —	$ —	$ 2,886	$ 2,886

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 04/30/2020	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input*
Contingent Value Rights	$2,886	Last Trade Price	Stale Data	$0.46

*	Table presents information for one security, which has been valued at $0.46 per share throughout the period.

For the period ended April 30, 2020, the Fund did not recognize any transfers to or from Level 3.

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 99.7%

Aerospace/Defense — 3.2%
Boeing Co.	171	$24,114
Lockheed Martin Corp.	169	65,751
		89,865
Airlines — 1.3%
Southwest Airlines Co.	1,146	35,812

Auto Manufacturers — 1.5%
General Motors Co.	1,835	40,902

Banks — 8.0%
Associated Banc-Corp.	3,082	43,579
Bank of America Corp.	1,983	47,691
Citigroup, Inc.	880	42,733
JPMorgan Chase & Co.	501	47,976
US Bancorp	1,101	40,187
		222,166
Beverages — 2.2%
Brown-Forman Corp. - Class B	974	60,583

Commercial Services — 6.8%
Booz Allen Hamilton Holding Corp.	908	66,683
United Rentals, Inc. (a)	432	55,512
Vectrus, Inc. (a)	1,297	67,457
		189,652
Computers — 7.3%
Accenture PLC - Class A	328	60,743
CACI International, Inc. - Class A (a)	276	69,039
Leidos Holdings, Inc.	727	71,835
		201,617
Diversified Financial Services — 3.4%
Capital One Financial Corp.	661	42,807
Charles Schwab Corp.	1,335	50,356
		93,163
Electric — 8.9%
Dominion Energy, Inc.	795	61,319
Exelon Corp.	1,488	55,175
Southern Co.	1,066	60,474
Xcel Energy, Inc.	1,075	68,327
		245,295
Environmental Control — 2.1%
Waste Management, Inc.	585	58,512

Food — 4.9%
Hormel Foods Corp.	1,484	69,525
Kellogg Co.	1,015	66,483
		136,008

	Shares	Value
Healthcare-Services — 5.3%
DaVita, Inc. (a)	921	$72,768
Humana, Inc.	194	74,073
		146,841
Insurance — 8.0%
Marsh & McLennan Cos., Inc.	611	59,469
Progressive Corp.	905	69,957
Prudential Financial, Inc.	706	44,033
Travelers Cos., Inc.	483	48,884
		222,343
Internet — 5.3%
Amazon.com, Inc. (a)	37	91,538
CDW Corp.	489	54,181
		145,719
Lodging — 1.7%
Hilton Worldwide Holdings, Inc.	629	47,622

Media — 2.0%
Comcast Corp. - Class A	1,497	56,332

Miscellaneous Manufacturing — 3.6%
Eaton Corp. PLC	714	59,619
General Electric Co.	5,863	39,868
		99,487
Packaging & Containers — 1.9%
Sonoco Products Co.	1,092	53,333

Pharmaceuticals — 4.1%
CVS Health Corp.	878	54,041
Merck & Co., Inc.	758	60,140
		114,181
Retail — 4.8%
Home Depot, Inc.	300	65,949
Walmart, Inc.	555	67,460
		133,409
Software — 4.4%
Fiserv, Inc. (a)	568	58,538
ManTech International Corp. VA - Class A	852	63,525
		122,063
Telecommunications — 4.2%
AT&T, Inc.	1,768	53,871
Verizon Communications, Inc.	1,097	63,023
		116,894
Transportation — 4.8%
Union Pacific Corp.	375	59,921
Werner Enterprises, Inc.	1,797	72,096
		132,017
TOTAL COMMON STOCKS (Cost $2,845,193)		2,763,816

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
EXCHANGE TRADED FUNDS — 0.0% (b)

SPDR S&P 500 ETF Trust	5	$1,452
TOTAL EXCHANGE TRADED FUNDS (Cost $1,603)		1,452
	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts, — 0.2%
U.S. Bank Money Market Deposit Account, 0.20% (c)	$5,884	5,884
TOTAL SHORT-TERM INVESTMENTS (Cost $5,884)		5,884
Total Investments (Cost $2,852,680) — 99.9%		2,771,152
Other Assets in Excess of Liabilities — 0.1%		1,785
TOTAL NET ASSETS — 100.0%		$2,772,937

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Less than 0.05%.
(c)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Retail Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 99.5%

Diversified — 3.1%
EPR Properties	845	$24,860

Regional Malls — 18.3%
Macerich Co.	1,302	9,726
Simon Property Group, Inc. (a)	1,508	100,689
Tanger Factory Outlet Centers, Inc. (a)	1,047	7,874
Taubman Centers, Inc.	666	28,705
Washington Prime Group, Inc.	2,010	1,728
		148,722
Shopping Centers — 38.7%
Acadia Realty Trust	662	8,202
Alexander’s, Inc.	35	11,034
Brixmor Property Group, Inc.	3,010	34,465
Cedar Realty Trust, Inc.	763	801
Federal Realty Investment Trust	481	40,053
Kimco Realty Corp.	3,227	35,207
Kite Realty Group Trust	888	9,084
Regency Centers Corp.	1,645	72,232
Retail Opportunity Investments Corp.	1,267	12,296
Retail Properties of America, Inc. - Class A (a)	2,575	15,965
RPT Realty	761	5,190
Saul Centers, Inc.	128	4,175
Seritage Growth Properties - Class A	264	2,793
SITE Centers Corp.	1,936	11,732
Urban Edge Properties	1,368	15,732
Urstadt Biddle Properties, Inc. - Class A	323	4,719
Weingarten Realty Investors	1,499	27,267
Whitestone REIT	425	2,882
		313,829
Single Tenant — 39.4%
Agree Realty Corp. (a)	467	30,406
Essential Properties Realty Trust, Inc. (a)	848	12,457
Getty Realty Corp.	381	10,348
National Retail Properties, Inc.	1,694	55,292
Realty Income Corp.	2,554	140,266
Spirit Realty Capital, Inc.	1,183	36,389
STORE Capital Corp.	1,674	33,597
		318,755
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,427,136)		806,166

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts, — 0.1%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$703	$703
TOTAL SHORT-TERM INVESTMENTS (Cost $703)		703
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 20.7%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (b)	167,149	167,149
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $167,149)		167,149
Total Investments (Cost $1,594,988) — 120.3%		974,018
Liabilities in Excess of Other Assets — (20.3)%		(164,621)
TOTAL NET ASSETS — 100.0%		$809,397

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $158,924 or 19.6% of net assets.
(b)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 99.2%

Diversified — 28.8%
Duke Realty Corp. (a)	234,037	$8,121,084
Lexington Realty Trust	218,428	2,282,572
One Liberty Properties, Inc.	94,603	1,487,159
PS Business Parks, Inc.	15,426	1,991,342
		13,882,157
Real Estate and Rental and Leasing — 3.5%
Plymouth Industrial REIT, Inc.	121,478	1,701,907

Storage — 3.8%
Life Storage, Inc.	20,982	1,837,813

Warehouse/Industrial — 63.1%
Americold Realty Trust (a)	183,558	5,615,039
EastGroup Properties, Inc.	18,236	1,933,016
First Industrial Realty Trust, Inc.	58,874	2,223,671
Industrial Logistics Properties Trust	109,642	2,049,209
Innovative Industrial Properties, Inc. (a)	24,663	1,935,059
Monmouth Real Estate Investment Corp.	160,917	2,186,862
Prologis, Inc.	90,187	8,047,386
Rexford Industrial Realty, Inc.	48,476	1,973,943
STAG Industrial, Inc.	80,999	2,126,224
Terreno Realty Corp.	41,671	2,284,404
		30,374,813
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $49,384,781)		47,796,690
	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%

Money Market Deposit Accounts, — 0.7%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$327,290	327,290
TOTAL SHORT-TERM INVESTMENTS (Cost $327,290)		327,290

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4.7%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (b)	2,260,475	$2,260,475
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,260,475)		2,260,475
Total Investments (Cost $51,972,546) — 104.6%		50,384,455
Liabilities in Excess of Other Assets — (4.6)%		(2,237,007)
TOTAL NET ASSETS — 100.0%		$48,147,448

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $2,162,701 or 4.5% of net assets.
(b)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 14.7%

Advertising Sales — 1.0%
Clear Channel Outdoor Holdings, Inc. (a)	5,605,552	$5,408,237

Information — 1.7%
21Vianet Group, Inc. - ADR (a)	620,261	9,285,307

Internet — 4.8%
Cogent Communications Holdings, Inc. (b)	317,227	26,593,139

Real Estate Operations/Development — 0.5%
Landmark Infrastructure Partners LP	266,294	3,001,133

Telecom Services — 6.7%
GDS Holdings Ltd. - ADR (a)(b)	414,801	23,776,393
Switch, Inc. - Class A	761,410	13,073,410
		36,849,803
TOTAL COMMON STOCKS (Cost $75,745,015)		81,137,619

EXCHANGE TRADED FUNDS — 1.6%

Finance and Insurance — 1.6%
Vanguard Real Estate ETF	116,702	8,882,189
TOTAL EXCHANGE TRADED FUNDS (Cost $9,039,914)		8,882,189

REAL ESTATE INVESTMENT TRUSTS — 83.6%

Diversified — 70.9%
American Tower Corp.	353,354	84,098,252
CoreSite Realty Corp.	220,847	26,764,448
Crown Castle International Corp. (b)	559,423	89,188,809
Digital Realty Trust, Inc. (b)	182,486	27,279,832
Equinix, Inc.	139,873	94,442,250
Lamar Advertising Co. - Class A	287,206	16,557,426
Outfront Media, Inc.	912,812	14,322,020
SBA Communications Corp.	90,641	26,278,639
Uniti Group, Inc. (b)	1,823,104	12,871,114
		391,802,790
Warehouse/Industrial — 12.7%
CyrusOne, Inc. (b)	381,816	26,784,393
Iron Mountain, Inc.	790,684	19,118,739
QTS Realty Trust, Inc. - Class A (b)	386,646	24,176,974
		70,080,106
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $430,939,810)		461,882,896

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.7%

Money Market Deposit Accounts, — 1.7%
U.S. Bank Money Market Deposit Account, 0.20% (c)	$9,503,044	$9,503,044
TOTAL SHORT-TERM INVESTMENTS (Cost $9,503,044)		9,503,044
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 19.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (c)	104,768,136	104,768,136
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $104,768,136)		104,768,136
Total Investments (Cost $629,995,919) — 120.6%		666,173,884
Liabilities in Excess of Other Assets — (20.6)%		(113,959,456)
TOTAL NET ASSETS — 100.0%		$552,214,428

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2020. The total value of securities on loan is $100,894,107 or 18.3% of net assets.
(c)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 98.0%

Apparel — 0.9%
Skechers U.S.A, Inc. - Class A (a)	425	$11,976

Auto Parts & Equipment — 2.8%
BorgWarner, Inc.	437	12,485
Goodyear Tire & Rubber Co.	1,556	11,156
VISTEON Corp. (a)	199	12,000
		35,641
Biotechnology — 1.1%
Bio-Rad Laboratories, Inc. - Class A (a)	32	14,083

Chemicals — 6.6%
Air Products & Chemicals, Inc.	54	12,181
Celanese Corp.	143	11,879
FMC Corp.	127	11,671
Linde PLC	64	11,776
NewMarket Corp.	30	12,343
PPG Industries, Inc.	119	10,809
The Chemours Co.	1,089	12,774
		83,433
Commercial Services — 2.4%
ManpowerGroup, Inc.	149	11,062
Sabre Corp.	1,347	9,793
The Brink’s Co.	176	8,997
		29,852
Computers — 4.2%
Accenture PLC - Class A	67	12,408
DXC Technology Co.	741	13,434
Fortinet, Inc. (a)	136	14,653
Lumentum Holdings, Inc. (a)	155	12,541
		53,036
Cosmetics/Personal Care — 0.6%
Coty, Inc. - Class A	1,444	7,870

Distribution/Wholesale — 0.9%
LKQ Corp. (a)	451	11,794

Electric — 0.9%
AES Corp.	863	11,435

Electrical Components & Equipment — 2.9%
AMETEK, Inc.	150	12,581
Littelfuse, Inc.	87	12,636
Universal Display Corp.	77	11,559
		36,776

	Shares	Value
Electronics — 9.5%
Agilent Technologies, Inc.	155	$11,882
Allegion PLC	100	10,054
Amphenol Corp. - Class A	141	12,445
AVNET, Inc.	420	12,608
Coherent, Inc. (a)	101	12,915
Gentex Corp.	445	10,787
Jabil, Inc.	452	12,855
Keysight Technologies, Inc. (a)	122	11,806
Mettler-Toledo International, Inc. (a)	17	12,239
Tech Data Corp. (a)	84	11,814
		119,405
Energy-Alternate Sources — 1.1%
SolarEdge Technologies, Inc. (a)	123	13,726

Engineering & Construction — 2.0%
AECOM (a)	336	12,183
KBR, Inc.	618	12,521
		24,704
Food — 0.9%
Mondelez International, Inc. - Class A	220	11,317

Healthcare-Products — 6.1%
Abbott Laboratories	137	12,616
Align Technology, Inc. (a)	57	12,247
Repligen Corp. (a)	114	13,241
The Cooper Cos., Inc.	39	11,181
Thermo Fisher Scientific, Inc.	37	12,383
West Pharmaceutical Services, Inc.	77	14,573
		76,241
Healthcare-Services — 2.4%
Catalent, Inc. (a)	234	16,181
IQVIA Holdings, Inc. (a)	95	13,546
		29,727
Household Products/Wares — 0.9%
Avery Dennison Corp.	106	11,701

Internet — 3.0%
Alphabet, Inc. - Class A (a)	9	12,120
Booking Holdings, Inc. (a)	8	11,845
Facebook, Inc. - Class A (a)	66	13,511
		37,476
Leisure Time — 1.3%
Royal Caribbean Cruises Ltd.	347	16,229

Machinery-Diversified — 4.9%
AGCO Corp.	203	10,727
Cognex Corp.	251	13,865
Nordson Corp.	89	14,321

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 98.0% (Continued)

Machinery-Diversified — 4.9% (Continued)
Wabtec Corp.	204	$11,510
Xylem, Inc.	156	11,216
		61,639
Metal Fabricate/Hardware — 1.0%
The Timken Co.	324	12,176

Mining — 2.9%
Newmont Goldcorp Corp.	284	16,892
Royal Gold, Inc.	156	19,115
		36,007
Miscellaneous Manufacturing — 2.9%
AptarGroup, Inc.	116	12,421
Illinois Tool Works, Inc.	72	11,700
ITT, Inc.	238	12,548
		36,669
Office/Business Equipment — 1.1%
Zebra Technologies Corp. - Class A (a)	58	13,320

Oil & Gas — 1.0%
Chevron Corp.	135	12,420

Packaging & Containers — 1.9%
Ball Corp.	176	11,544
Sealed Air Corp.	440	12,579
		24,123
Pharmaceuticals — 1.9%
Merck & Co., Inc.	140	11,108
Mylan NV (a)	746	12,510
		23,618
Retail — 3.2%
Domino’s Pizza, Inc.	35	12,668
Nu Skin Enterprises, Inc. - Class A	574	16,766
Tiffany & Co.	88	11,132
		40,566
Semiconductors — 17.1%
Advanced Micro Devices, Inc. (a)	256	13,413
Analog Devices, Inc.	112	12,275
Applied Materials, Inc.	221	10,979
Broadcom, Inc.	48	13,038
Cabot Microelectronics Corp.	93	11,396
Cirrus Logic, Inc. (a)	181	13,684
Intel Corp.	206	12,356
IPG Photonics Corp. (a)	100	12,933
KLA Corp.	77	12,635
Lam Research Corp.	43	10,977
Microchip Technology, Inc.	160	14,037
MKS Instruments, Inc.	123	12,328

	Shares	Value
Semiconductors — 17.1% (Continued)
Monolithic Power Systems, Inc.	66	$13,194
NVIDIA Corp.	47	13,737
Qorvo, Inc. (a)	134	13,136
Synaptics, Inc. (a)	187	12,228
Texas Instruments, Inc.	106	12,303
		214,649
Software — 5.4%
Autodesk, Inc. (a)	71	13,286
Cadence Design System, Inc. (a)	180	14,604
Electronic Arts, Inc. (a)	116	13,254
Microsoft Corp.	71	12,724
Synopsys, Inc. (a)	86	13,512
		67,380
Telecommunications — 1.1%
Arista Networks, Inc. (a)	63	13,816

Toys/Games/Hobbies — 1.2%
Hasbro, Inc.	204	14,731

Transportation — 1.9%
Expeditors International of Washington, Inc.	172	12,316
Kansas City Southern	88	11,488
		23,804
TOTAL COMMON STOCKS (Cost $1,283,142)		1,231,340

EXCHANGE TRADED FUNDS — 1.0%
Invesco S&P 500 Pure Growth ETF	110	12,842
TOTAL EXCHANGE TRADED FUNDS (Cost $12,287)		12,842

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Rayonier, Inc.	483	11,606
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,726)		11,606

.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts, — 0.1%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$1,602	$1,602
TOTAL SHORT-TERM INVESTMENTS (Cost $1,602)		1,602
Total Investments (Cost $1,306,757) — 100.0%		1,257,390
Other Assets in Excess of Liabilities — 0.0% (c)		13
TOTAL NET ASSETS — 100.0%		$1,257,403

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2020.
(c)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 100.0%

Agriculture — 4.4%
Altria Group, Inc.	22,788	$894,429
Archer-Daniels-Midland Co.	24,235	900,088
Philip Morris International, Inc.	11,941	890,798
		2,685,315
Beverages — 9.0%
Brown-Forman Corp. - Class B	14,552	905,134
Coca-Cola Co.	19,370	888,889
Constellation Brands, Inc. - Class A	5,722	942,356
Molson Coors Brewing Co. - Class B	20,976	860,226
Monster Beverage Corp. (a)	14,969	925,234
PepsiCo, Inc.	6,768	895,339
		5,417,178
Biotechnology — 6.6%
Alexion Pharmaceuticals, Inc. (a)	4,943	531,224
Amgen, Inc.	2,177	520,782
Biogen, Inc. (a)	1,493	443,167
Gilead Sciences, Inc.	6,090	511,560
Illumina, Inc. (a)	1,617	515,872
Incyte Corp. (a)	5,115	499,531
Regeneron Pharmaceuticals, Inc. (a)	899	472,766
Vertex Pharmaceuticals, Inc. (a)	1,891	475,019
		3,969,921
Cosmetics/Personal Care — 5.9%
Colgate-Palmolive Co.	12,679	890,953
Coty, Inc. - Class A	161,895	882,328
Estee Lauder Cos., Inc. - Class A	5,170	911,988
Procter & Gamble Co.	7,466	880,017
		3,565,286
Electronics — 3.4%
Agilent Technologies, Inc.	6,429	492,847
Mettler-Toledo International, Inc. (a)	709	510,437
PerkinElmer, Inc.	6,116	553,682
Waters Corp. (a)	2,590	484,330
		2,041,296
Food — 21.2%
Campbell Soup Co.	18,492	924,230
ConAgra Foods, Inc.	27,722	927,024
General Mills, Inc.	15,344	918,952
Hershey Co.	6,356	841,725
Hormel Foods Corp.	18,430	863,445
JM Smucker Co.	7,657	879,866
Kellogg Co.	14,317	937,763
Kroger Co.	29,154	921,558
Lamb Weston Holdings, Inc.	15,038	922,732
McCormick & Co., Inc.	5,933	930,532
Mondelez International, Inc. - Class A	17,406	895,365

	Shares	Value
Food — 21.2% (Continued)
Sysco Corp.	17,976	$1,011,510
The Kraft Heinz Co.	30,743	932,435
Tyson Foods, Inc. - Class A	14,933	928,683
		12,835,820
Healthcare-Products — 18.6%
Abbott Laboratories	5,327	490,563
ABIOMED, Inc. (a)	3,081	589,241
Align Technology, Inc. (a)	2,650	569,353
Baxter International, Inc.	5,503	488,556
Becton Dickinson and Co.	1,957	494,201
Boston Scientific Corp. (a)	13,358	500,658
Danaher Corp.	3,267	534,024
DENTSPLY SIRONA, Inc.	12,517	531,221
Edwards Lifesciences Corp. (a)	2,239	486,983
Henry Schein, Inc. (a)	9,535	520,230
Hologic, Inc. (a)	11,680	585,168
IDEXX Laboratories, Inc. (a)	1,929	535,490
Intuitive Surgical, Inc. (a)	972	496,575
Medtronic PLC	4,950	483,269
ResMed, Inc.	3,097	481,026
STERIS PLC	3,300	470,250
Stryker Corp.	2,699	503,175
Teleflex, Inc.	1,475	494,715
The Cooper Cos., Inc.	1,670	478,789
Thermo Fisher Scientific, Inc.	1,542	516,077
Varian Medical Systems, Inc. (a)	4,419	505,445
Zimmer Biomet Holdings, Inc.	4,313	516,266
		11,271,275
Healthcare-Services — 8.7%
Anthem, Inc.	1,910	536,194
Centene Corp. (a)	7,174	477,645
DaVita, Inc. (a)	6,544	517,042
HCA Healthcare, Inc.	4,422	485,889
Humana, Inc.	1,369	522,712
IQVIA Holdings, Inc. (a)	3,887	554,247
Laboratory Corp. of American Holdings (a)	3,444	566,366
Quest Diagnostics, Inc.	5,361	590,300
UnitedHealth Group, Inc.	1,760	514,747
Universal Health Services, Inc. - Class B	4,745	501,499
		5,266,641
Household Products/Wares — 4.4%
Church & Dwight Co., Inc.	12,657	885,863
Clorox Co.	4,811	896,963
Kimberly-Clark Corp.	6,558	908,152
		2,690,978
Pharmaceuticals — 12.6%
AbbVie, Inc.	6,129	503,804
Allergan PLC	2,735	512,375

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 100.0% (Continued)

Pharmaceuticals — 12.6% (Continued)
AmerisourceBergen Corp.	5,734	$514,111
Bristol-Myers Squibb Co.	8,440	513,236
Cardinal Health, Inc.	9,984	494,008
Cigna Corp.	2,635	515,880
CVS Health Corp.	8,072	496,832
Eli Lilly & Co.	3,252	502,889
Johnson & Johnson	3,364	504,735
McKesson Corp.	3,612	510,195
Merck & Co., Inc.	6,128	486,196
Mylan NV (a)	31,748	532,414
Perrigo Co. PLC	9,860	525,538
Pfizer, Inc.	13,857	531,555
Zoetis, Inc.	3,913	505,990
		7,649,758
Retail — 4.4%
Costco Wholesale Corp.	2,928	887,184
Walgreens Boots Alliance, Inc.	20,919	905,584
Walmart, Inc.	7,046	856,441
		2,649,209
Software — 0.8%
Cerner Corp.	7,306	506,963
TOTAL COMMON STOCKS (Cost $60,556,629)		60,549,640

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts, — 0.2%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$105,263	$105,263
TOTAL SHORT-TERM INVESTMENTS (Cost $105,263)		105,263
Total Investments (Cost $60,661,892) — 100.2%		60,654,903
Liabilities in Excess of Other Assets — (0.2)%		(100,525)
TOTAL NET ASSETS — 100.0%		$60,554,378

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 99.8%

Aerospace/Defense — 5.4%
Lockheed Martin Corp.	158	$61,472

Apparel — 0.6%
Deckers Outdoor Corp. (a)	45	6,694

Biotechnology — 1.0%
Exelixis, Inc. (a)	491	12,125

Building Materials — 2.9%
Eagle Materials, Inc.	67	4,088
Fortune Brands Home & Security, Inc.	225	10,845
Masco Corp.	447	18,345
		33,278
Chemicals — 5.3%
Celanese Corp. - Class A	192	15,950
Dow, Inc.	1,209	44,358
		60,308
Commercial Services — 0.8%
WEX, Inc. (a)	70	9,262

Computers — 9.6%
Apple, Inc.	186	54,647
CACI International, Inc. - Class A (a)	40	10,006
Fortinet, Inc. (a)	277	29,844
Lumentum Holdings, Inc. (a)	120	9,709
Perspecta, Inc.	260	5,608
		109,814
Electric — 1.2%
NRG Energy, Inc.	398	13,345

Electrical Components & Equipment — 3.7%
AMETEK, Inc.	374	31,367
Hubbell, Inc.	88	10,950
		42,317
Electronics — 1.5%
Gentex Corp.	404	9,793
Jabil, Inc.	245	6,968
		16,761
Engineering & Construction — 0.8%
KBR, Inc.	228	4,619
MasTec, Inc. (a)	123	4,416
		9,035
Hand/Machine Tools — 0.7%
Lincoln Electric Holdings, Inc.	97	7,809

	Shares	Value
Home Builders — 5.2%
DR Horton, Inc.	599	$28,285
NVR, Inc. (a)	6	18,600
PulteGroup, Inc.	434	12,269
		59,154
Internet — 9.2%
Booking Holdings, Inc. (a)	36	53,300
eBay, Inc.	1,296	51,620
		104,920
Iron/Steel — 0.8%
Reliance Steel & Aluminum Co.	108	9,675

Leisure Time — 0.6%
Polaris Industries, Inc.	99	7,022

Lodging — 0.2%
Boyd Gaming Corp.	179	2,988

Metal Fabricate/Hardware — 0.4%
The Timken Co.	122	4,585

Miscellaneous Manufacturing — 0.9%
Carlisle Cos., Inc.	90	10,886

Office Furnishings — 0.2%
Herman Miller, Inc.	95	2,141

Office/Business Equipment — 2.3%
Xerox Holdings Corp.	342	6,255
Zebra Technologies Corp. - Class A (a)	87	19,981
		26,236
Oil & Gas — 6.1%
ConocoPhillips	1,649	69,423

Retail — 3.8%
AutoZone, Inc. (a)	38	38,772
RH (a)	31	4,457
		43,229
Semiconductors — 28.3%
Applied Materials, Inc.	1,017	50,524
Broadcom, Inc.	219	59,485
KLA Corp.	255	41,843
Lam Research Corp.	196	50,035
Microchip Technology, Inc.	385	33,776
Qorvo, Inc. (a)	186	18,233
QUALCOMM, Inc.	683	53,732
Teradyne, Inc.	268	16,761
		324,389

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)

Software — 2.5%
J2 Global, Inc.	78	$6,290
Take-Two Interactive Software, Inc. (a)	182	22,031
		28,321
Telecommunications — 5.8%
Arista Networks, Inc. (a)	123	26,974
Motorola Solutions, Inc.	278	39,979
		66,953
TOTAL COMMON STOCKS (Cost $1,210,773)		1,142,142
	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts, — 0.2%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$2,386	2,386
TOTAL SHORT-TERM INVESTMENTS (Cost $2,386)		2,386
Total Investments (Cost $1,213,159) — 100.0%		1,144,528
Liabilities in Excess of Other Assets — 0.0% (c)		(196)
TOTAL NET ASSETS — 100.0%		$1,144,332

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2020.
(c)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 0.0% (a)

Australia — 0.0% (a)
AGL Energy Ltd.	160	$1,768
Coles Group Ltd.	195	1,971
Commonwealth Bank of Australia	419	17,117
Fortescue Metals Group Ltd.	1,256	9,789
Insurance Australia Group Ltd.	311	1,171
Newcrest Mining Ltd.	27	485
Origin Energy Ltd.	454	1,645
Telstra Corp. Ltd.	890	1,769
Wesfarmers Ltd.	204	5,010
Woodside Petroleum Ltd.	279	4,082
		44,807
Germany — 0.0% (a)
Allianz SE - ADR (b)	1	18

Israel — 0.0% (a)
Isracard Ltd. (c)	0	1

United Kingdom — 0.0% (a)
SSE PLC	132	2,078
TOTAL COMMON STOCKS (Cost $46,263)		46,904

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%

Money Market Deposit Accounts, — 13.9%
U.S. Bank Money Market Deposit Account, 0.20% (d)	$21,009,813	$21,009,813

U.S. Treasury Bills — 86.1%
0.00% 6/18/2020	25,000,000	24,997,583
0.00% 5/21/2020	50,000,000	49,997,917
0.00% 6/4/2020	55,000,000	54,995,714
		129,991,214
TOTAL SHORT TERM INVESTMENTS (Cost $150,968,732)		151,001,027
Total Investments (Cost $151,014,995) — 100.0%		151,047,931
Liabilities in Excess of Other Assets — 0.0% (a)		(9,460)
TOTAL NET ASSETS — 100.0%		$151,038,471

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Less than 0.05%.
(b)	Non-income producing security.
(c)	Less than 1 full share
(d)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 92.1%

Bermuda — 0.2%
Luye Pharma Group Ltd. (a)	3,317	$1,617

Brazil — 7.2%
Ambev SA - ADR	5,431	11,677
Cosan SA	373	4,138
CPFL Energia SA	1,173	6,497
JBS SA	3,882	16,955
Petrobras Distribuidora SA	1,268	4,601
TIM Participacoes SA - ADR	492	5,717
Transmissora Alianca de Energia Eletrica SA	307	1,553
Vale SA - ADR	1,958	16,153
YDUQS Participacoes SA	248	1,410
		68,701
China — 12.5%
Air China Ltd.	24,624	17,692
Angang Steel Co. Ltd.	15,164	4,127
Anhui Conch Cement Co. Ltd.	3,504	27,571
China Communications Services Corp Ltd.	5,405	3,842
China Shenhua Energy Co Ltd.	12,026	21,500
Great Wall Motor Co. Ltd.	11,472	7,665
Weichai Power Co. Ltd.	12,374	21,643
Zhuzhou CRRC Times Electric Co Ltd.	1,786	5,506
Zoomlion Heavy Industry Science and Technology Co. Ltd.	11,950	9,619
		119,165
Colombia — 1.4%
Ecopetrol SA - ADR	1,263	13,198

Greece — 0.3%
OPAP SA	312	2,804

Hong Kong — 11.7%
China Medical System Holdings Ltd.	2,738	3,264
China Resources Cement Holdings Ltd.	14,281	19,342
China Unicom Hong Kong Ltd.	27,063	17,489
CITIC Ltd.	18,991	19,769
CNOOC Ltd. - ADR	163	18,316
Kingboard Holdings Ltd.	2,574	6,348
Kingboard Laminates Holdings Ltd.	4,975	4,871
Kunlun Energy Co Ltd.	14,655	9,546
Sinotruk Hong Kong Ltd.	6,409	12,913
		111,858

	Shares	Value
Indonesia — 4.1%
Adaro Energy Tbk PT	57,088	$3,531
Gudang Garam Tbk PT	1,640	4,994
Hanjaya Mandala Sampoerna Tbk PT	72,520	7,776
Perusahaan Gas Negara Tbk PT	71,770	4,125
Telekomunikasi Indonesia Persero Tbk PT	80,587	18,962
		39,388
Kuwait — 1.2%
Mobile Telecommunications Co KSC	6,546	11,217

Malaysia — 2.0%
MISC Bhd	5,126	9,406
Petronas Chemicals Group Bhd	7,162	9,327
		18,733
Mexico — 4.6%
Fomento Economico Mexicano SAB de CV - ADR	270	17,369
Grupo Aeroportuario del Sureste SAB de CV - ADR	32	3,191
Grupo Mexico SAB de CV	8,855	18,830
Orbia Advance Corp SAB de CV	3,514	4,180
		43,570
Russian Federation — 13.0%
Inter RAO UES PJSC	226,162	15,237
LUKOIL PJSC - ADR	256	16,768
Magnitogorsk Iron & Steel Works PJSC	17,207	9,334
MMC Norilsk Nickel PJSC - ADR	811	22,530
Novolipetsk Steel PJSC	9,938	17,185
Severstal PAO	1,105	13,245
Surgutneftegas PJSC	30,861	15,433
Tatneft PJSC	336	14,992
		124,724
Singapore — 0.5%
Yangzijiang Shipbuilding Holdings Ltd.	7,454	5,207

South Africa — 4.0%
African Rainbow Minerals Ltd.	362	2,662
AVI Ltd.	230	976
Foschini Group Ltd/The	295	1,162
Impala Platinum Holdings Ltd.	708	4,286
Kumba Iron Ore Ltd.	649	12,350
Mr Price Group Ltd.	301	2,144
MultiChoice Group (b)	574	2,701
Vodacom Group Ltd.	1,826	12,139
		38,420

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 92.1% (Continued)

Taiwan — 16.5%
Asia Cement Corp.	5,960	$8,799
Catcher Technology Co. Ltd.	1,337	10,251
Cheng Shin Rubber Industry Co Ltd.	2,829	3,287
Chicony Electronics Co Ltd.	994	2,821
Compal Electronics, Inc.	4,888	3,140
Foxconn Technology Co. Ltd.	4,328	8,383
Globalwafers Co. Ltd.	414	5,360
Hon Hai Precision Industry Co Ltd.	8,285	21,453
Lite-On Technology Corp.	2,494	3,900
MediaTek, Inc.	843	11,765
Novatek Microelectronics Corp.	387	2,427
Pegatron Corp.	4,449	9,890
President Chain Store Corp.	1,039	10,762
Realtek Semiconductor Corp.	372	3,221
Taiwan Mobile Co Ltd.	3,144	11,366
Uni-President Enterprises Corp.	7,080	16,547
Walsin Technology Corp.	854	6,117
Wistron Corp.	8,467	8,044
Yageo Corp.	773	10,164
		157,697
Thailand — 7.6%
Advanced Info Service PCL	2,326	14,234
Electricity Generating PCL	769	6,798
Indorama Ventures PCL	16,445	14,613
PTT Exploration & Production PCL	6,120	15,983
PTT PCL	17,220	18,894
Ratch Group PCL	1,154	2,372
		72,894
Turkey — 5.3%
BIM Birlesik Magazalar AS	546	4,324
Eregli Demir ve Celik Fabrikalari TAS	8,838	10,229
KOC Holding AS	5,380	11,808
Tofas Turk Otomobil Fabrikasi AS	1,520	4,858
Tupras Turkiye Petrol Rafinerileri AS (b)	608	7,898
Turk Telekomunikasyon AS (b)	6,330	6,684
Turkcell Iletisim Hizmetleri AS	2,493	4,976
		50,777
TOTAL COMMON STOCKS (Cost $1,066,200)		879,970

	Shares	Value
PREFERRED STOCKS — 5.0%

Brazil — 3.5%
Cia de Transmissao de Energia Eletrica Paulista	784	$2,783
Cia Paranaense de Energia	433	4,412
Petroleo Brasileiro SA - ADR	1,718	11,459
Telefonica Brasil SA - ADR	1,770	14,868
		33,522
Russian Federation — 1.5%
Transneft PJSC	8	14,713
TOTAL PREFERRED STOCKS (Cost $80,277)		48,235

EXCHANGE TRADED FUNDS — 2.1%
iShares MSCI Emerging Markets ETF	175	6,412
iShares MSCI Saudi Arabia ETF	515	13,169
TOTAL EXCHANGE TRADED FUNDS (Cost $22,900)		19,581

REAL ESTATE INVESTMENT TRUSTS — 0.4%

South Africa — 0.4%
Growthpoint Properties Ltd.	3,872	2,910
Redefine Properties Ltd.	8,203	1,004
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,128)		3,914

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS 0.5%

Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account 0.20% (c)	$4,684	$4,684
TOTAL MONEY MARKET FUNDS (Cost $4,684)		4,684
Total Investments (Cost $1,185,189) — 100.1%		956,384
Liabilities in Excess of Other Assets — (0.1)%		(818)
TOTAL NET ASSETS — 100.0%		$955,566

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)

Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $1,617 or 0.2% of net assets.

(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 100.0%
Pacer Developed Markets International Cash Cows 100 ETF	9,510	$197,754
Pacer Global Cash Cows Dividend ETF	8,196	201,182
Pacer US Cash Cows 100 ETF	8,322	209,699
Pacer US Cash Cows Growth ETF	9,353	214,516
Pacer US Small Cap Cash Cows 100 ETF	10,472	217,841
TOTAL EXCHANGE TRADED FUNDS (Cost $1,261,689)		1,040,992
	Principal Amount
SHORT-TERM INVESTMENTS — 0.0% (a)

Money Market Deposit Accounts, — 0.0% (a)
U.S. Bank Money Market Deposit Account, 0.20% (b)	$411	411
TOTAL SHORT-TERM INVESTMENTS (Cost $411)		411
Total Investments (Cost $1,262,100) — 100.0%		1,041,403
Liabilities in Excess of Other Assets — 0.0% (a)		(118)
TOTAL NET ASSETS — 100.0%		$1,041,285

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 100.0%
Pacer Trendpilot 100 ETF	156,725	$5,947,714
Pacer Trendpilot International ETF	457,345	10,715,594
Pacer Trendpilot US Large Cap ETF	198,393	5,352,643
Pacer Trendpilot US Mid Cap ETF	188,916	5,351,990
TOTAL EXCHANGE TRADED FUNDS (Cost $28,450,361)		27,367,941
	Principal Amount
SHORT-TERM INVESTMENTS — 0.0% (a)

Money Market Deposit Accounts, — 0.0% (a)
U.S. Bank Money Market Deposit Account, 0.20% (b)	$13,373	13,373
TOTAL SHORT-TERM INVESTMENTS (Cost $13,373)		13,373
Total Investments (Cost $28,463,734) — 100.0%		27,381,314
Liabilities in Excess of Other Assets — 0.0% (a)		(3,164)
TOTAL NET ASSETS — 100.0%		$27,378,150

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Principal Amount	Value
U.S. TREASURY NOTES/BONDS — 99.2%
2.375%, 05/15/2027	$9,555,000	$10,791,551
6.375%, 08/15/2027	565,000	803,426
2.250%, 08/15/2027	9,075,000	10,200,867
6.125%, 11/15/2027	1,315,000	1,863,961
2.250%, 11/15/2027	8,525,000	9,610,605
2.750%, 02/15/2028	9,960,000	11,634,914
2.875%, 05/15/2028	10,580,000	12,507,130
2.875%, 08/15/2028	10,815,000	12,835,208
5.500%, 08/15/2028	950,000	1,331,930
5.250%, 11/15/2028	1,265,000	1,761,908
3.125%, 11/15/2028	10,790,000	13,080,346
5.250%, 02/15/2029	880,000	1,234,578
2.625%, 02/15/2029	10,515,000	12,350,607
2.375%, 05/15/2029	9,330,000	10,790,728
1.625%, 08/15/2029	9,930,000	10,852,016
6.125%, 08/15/2029	720,000	1,083,291
1.750%, 11/15/2029	6,670,000	7,376,864
1.500%, 02/15/2030	12,160,000	13,171,988
		143,281,918
TOTAL U.S. TREASURY NOTES/BONDS (Cost $140,182,085)		143,281,918

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts, — 0.1%
U.S. Bank Money Market Deposit Account 0.20% (a)	$75,263	$$75,263

TOTAL SHORT-TERM INVESTMENTS (Cost $75,263)		75,263
Total Investments (Cost $140,257,348) — 99.3%		143,357,181
Other Assets in Excess of Liabilities — 0.7%		969,872
TOTAL NET ASSETS — 100.0%		$144,327,053

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2020.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020

	Shares	Value
COMMON STOCKS — 99.6%

Agriculture — 1.5%
Muyuan Foodstuff Co. Ltd.	6,500	$117,426
Wens Foodstuffs Group Co. Ltd.	4,700	20,147
		137,573
Auto Manufacturers — 0.9%
SAIC Motor Corp. Ltd.	30,000	80,402

Banks — 28.3%
Agricultural Bank of China Ltd.	424,500	208,274
Bank of China Ltd.	233,500	115,225
Bank of Communications Co. Ltd.	221,800	162,919
China CITIC Bank Corp. Ltd.	30,200	22,269
China Construction Bank Corp.	99,700	90,905
China Everbright Bank Co. Ltd.	154,400	81,665
China Merchants Bank Co. Ltd.	130,300	648,350
China Minsheng Banking Corp. Ltd.	306,400	255,909
Industrial & Commercial Bank of China Ltd.	239,000	175,215
Industrial Bank Co. Ltd.	153,500	361,760
Ping An Bank Co. Ltd.	90,300	178,370
Shanghai Pudong Development Bank Co. Ltd.	159,400	240,272
		2,541,133
Beverages — 14.7%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	4,900	68,399
Kweichow Moutai Co. Ltd.	4,900	879,445
Wuliangye Yibin Co. Ltd.	19,500	375,422
		1,323,266
Building Materials — 1.8%
Anhui Conch Cement Co. Ltd.	19,100	162,396

Coal — 0.6%
China Shenhua Energy Co. Ltd.	21,900	49,470

Consumer Discretionary — 1.9%
Midea Group Co. Ltd.	23,000	175,302

Electric — 1.2%
China Yangtze Power Co. Ltd.	43,900	108,628

Electrical Components & Equipment — 2.5%
BOE Technology Group Co. Ltd.	228,900	122,044
Contemporary Amperex Technology Co. Ltd.	2,400	49,136
Will Semiconductor Ltd.	1,900	52,397
		223,577

	Shares	Value
Electronics — 3.2%
Hangzhou Hikvision Digital Technology Co. Ltd.	31,400	$142,749
Luxshare Precision Industry Co. Ltd.	22,100	148,261
		291,010
Engineering & Construction — 1.5%
China State Construction Engineering Corp. Ltd.	186,100	138,280

Financial — 4.4%
CITIC Securities Co. Ltd.	86,100	289,356
CSC Financial Co. Ltd.	4,400	21,831
Guotai Junan Securities Co. Ltd.	36,600	87,814
		399,001
Food — 3.1%
Foshan Haitian Flavouring & Food Co. Ltd.	3,000	52,295
Inner Mongolia Yili Industrial Group Co. Ltd.	55,400	229,704
		281,999
Healthcare-Products — 5.2%
Gree Electric Appliances Inc. of Zhuhai	47,100	365,801
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,800	101,763
		467,564
Hotels, Restaurants & Leisure — 1.3%
China International Travel Service Corp. Ltd.	8,700	112,635

Insurance — 14.1%
China Life Insurance Co. Ltd.	16,200	65,562
China Pacific Insurance Group Co. Ltd.	27,900	121,734
Ping An Insurance Group Co. of China Ltd.	102,000	1,076,973
		1,264,269
Internet — 0.1%
360 Security Technology, Inc.	4,400	11,642

Miscellaneous Manufacturing — 0.8%
CRRC Corp. Ltd.	82,500	72,415

Oil & Gas — 1.1%
China Petroleum & Chemical Corp.	105,900	66,975
PetroChina Co. Ltd.	44,900	28,269
		95,244
Pharmaceuticals — 3.3%
Jiangsu Hengrui Medicine Co. Ltd.	22,500	296,720

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2020 (Continued)

	Shares	Value
COMMON STOCKS — 99.6% (Continued)

Real Estate — 5.0%
China Vanke Co. Ltd.	71,700	$272,481
Poly Developments and Holdings Group Co. Ltd.	75,900	174,787
		447,268
Telecommunications — 2.5%
China United Network Communications Ltd.	84,300	62,398
Foxconn Industrial Internet Co. Ltd.	12,400	25,830
ZTE Corp. (a)	23,800	138,674
		226,902
Transportation — 0.6%
SF Holding Co. Ltd.	7,900	52,416
TOTAL COMMON STOCKS (Cost $9,574,873)		8,959,112
	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%

Money Market Deposit Accounts, — 0.4%
U.S. Bank Money Market Deposit Account, 0.20% (b)	$31,921	31,921
TOTAL SHORT-TERM INVESTMENTS (Cost $31,921)		31,921
Total Investments (Cost $9,606,794) — 100.0%		8,991,033
Other Assets in Excess of Liabilities — 0.0% (c)		1,314
TOTAL NET ASSETS — 100.0%		$8,992,347

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2020.
(c)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2020

	Pacer Trendpilot ® US Large Cap ETF		Pacer Trendpilot ® US Mid Cap ETF	Pacer Trendpilot ® 100 ETF	Pacer Trendpilot ® European Index ETF	Pacer Global Cash Cows Dividend ETF
ASSETS
Investments in Securities, at Value* ^		$3,170,930,267	$703,061,414	$838,904,803	$117,932,802	$169,701,078
Foreign Currency at Value*		—	—	—	4,688	365,644
Interest and Dividends Receivable		5,173	8,455	64,781	522,035	1,163,143
Receivable for Investment Securities Sold		24,446,449	—	1,880,728	—	—
Securities Lending Income Receivable		209,788	44,503	36,816	7,875	9,545
Total Assets		3,195,591,677	703,114,372	840,887,128	118,467,400	171,239,410

LIABILITIES
Management Fees Payable		1,230,998	267,316	369,190	51,727	66,819
Payable for Fund Shares Redeemed		41,841,385	—	1,891,320	—	—
Collateral Received For Securities Loaned (See Note 5)		748,680,000	162,796,536	99,368,834	26,928,000	35,692,945
Total Liabilities		791,752,383	163,063,852	101,629,344	26,979,727	35,759,764

NET ASSETS		$2,403,839,294	$540,050,520	$739,257,784	$91,487,673	$135,479,646

NET ASSETS CONSIST OF:
Paid-in Capital		$2,874,678,587	$653,215,204	$715,698,598	$139,068,868	$191,234,791
Total Distributable Earnings (Accumulated Deficit)		(470,839,293)	(113,164,684)	23,559,186	(47,581,195)	(55,755,145)
Net Assets		$2,403,839,294	$540,050,520	$739,257,784	$91,487,673	$135,479,646
* Identified Cost:
Investments in Securities	$3,170,573,307		$702,797,224	$744,385,829	$117,921,179	$208,474,020
Foreign Currencies		—	—	—	4,619	367,221
^ Includes Loaned Securities with a value of		733,919,260	159,590,062	95,098,293	26,397,624	33,833,161

Net Asset Value:
Net Assets		$2,403,839,294	$540,050,520	$739,257,784	$91,487,673	$135,479,646
Shares Outstanding (No Par Value)		89,050,000	19,050,000	19,500,000	3,850,000	5,500,000
Net Asset Value, Offering and Redemption Price per Share		$26.99	$28.35	$37.91	$23.76	$24.63

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2020

	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 ETF	Pacer WealthShield ETF	Pacer Military Times Best Employers ETF
ASSETS
Investments in Securities, at Value* ^	$245,655,520	$18,215,896	$25,067,208	$65,929,401	$2,771,152
Foreign Currency at Value*	—	—	968	—	—
Interest and Dividends Receivable	148,397	15,719	178,501	360,247	3,080
Receivable for Investment Securities Sold	1,291,239	—	177,992	—	—
Securities Lending Income Receivable	10,923	1,563	1,498	3,408	—
Total Assets	247,106,079	18,233,178	25,426,167	66,293,056	2,774,232

LIABILITIES
Management Fees Payable	70,133	6,405	12,241	24,899	1,295
Due to Custodian	—	—	154,186	—	—
Payable for Fund Shares Redeemed	1,295,820	—	—	—	—
Collateral Received For Securities Loaned (See Note 5)	55,713,285	3,692,829	4,268,426	14,840,252	—
Total Liabilities	57,079,238	3,699,234	4,434,853	14,865,151	1,295

NET ASSETS	$190,026,841	$14,533,944	$20,991,314	$51,427,905	$2,772,937

NET ASSETS CONSIST OF:
Paid-in Capital	$249,592,628	$31,420,049	$32,021,406	$71,185,942	$2,916,492
Total Distributable Earnings (Accumulated Deficit)	(59,565,787)	(16,886,105)	(11,030,092)	(19,758,037)	(143,555)
Net Assets	$190,026,841	$14,533,944	$20,991,314	$51,427,905	$2,772,937
* Identified Cost:
Investments in Securities	$262,055,249	$20,797,430	$31,450,681	$62,187,424	$2,852,680
Foreign Currencies	—	—	796	—	—
^ Includes Loaned Securities with a value of	52,125,060	3,451,069	4,045,773	14,451,332	—

Net Asset Value:
Net Assets	$190,026,841	$14,533,944	$20,991,314	$51,427,905	$2,772,937
Shares Outstanding (No Par Value)	7,550,000	700,000	1,000,000	2,150,000	100,000
Net Asset Value, Offering and Redemption Price per Share	$25.17	$20.76	$20.99	$23.92	$27.73

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2020

	Pacer Benchmark Retail Real Estate SCTRSM ETF	Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer US Export Leaders ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
ASSETS
Investments in Securities, at Value* ^	$974,018	$50,384,455	$666,173,884	$1,257,390	$60,654,903
Interest and Dividends Receivable	2,817	44,794	227	581	28,193
Receivable for Investment Securities Sold	—	—	—	—	61,753,409
Receivable for Fund Shares Sold	—	—	4,997,520	—	—
Securities Lending Income Receivable	57	735	21,895	—	—
Total Assets	976,892	50,429,984	671,193,526	1,257,971	122,436,505

LIABILITIES
Management Fees Payable	346	22,061	233,401	568	28,223
Payable for Investment Securities Purchased	—	—	13,977,561	—	60,556,629
Payable for Fund Shares Redeemed	—	—	—	—	1,297,275
Collateral Received For Securities Loaned (See Note 5)	167,149	2,260,475	104,768,136	—	—
Total Liabilities	167,495	2,282,536	118,979,098	568	61,882,127

NET ASSETS	$809,397	$48,147,448	$552,214,428	$1,257,403	$60,554,378

NET ASSETS CONSIST OF:
Paid-in Capital	$1,504,832	$52,491,678	$524,757,754	$1,574,006	$75,567,568
Total Distributable Earnings (Accumulated Deficit)	(695,435)	(4,344,230)	27,456,674	(316,603)	(15,013,190)
Net Assets	$809,397	$48,147,448	$552,214,428	$1,257,403	$60,554,378
* Identified Cost:
Investments in Securities	$1,594,988	$51,972,546	$629,995,919	$1,306,757	$60,661,892
Foreign Currencies	—	—	—	—	—
^ Includes Loaned Securities with a value of	158,924	2,162,701	100,894,107	—	—

Net Asset Value:
Net Assets	$809,397	$48,147,448	$552,214,428	$1,257,403	$60,554,378
Shares Outstanding (No Par Value)	50,000	1,600,000	16,600,000	50,000	2,400,000
Net Asset Value, Offering and Redemption Price per Share	$16.19	$30.09	$33.27	$25.15	$25.23

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2020

	Pacer US Cash Cows Growth ETF	Pacer Trendpilot International ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer Cash Cows Fund of Funds ETF	Pacer Trendpilot Fund of Funds ETF
ASSETS
Investments in Unaffiliated Securities, at Value*	$1,144,528	$151,047,931	$956,384	$411	$13,373
Investments in Affiliated Securities, at Value*	$—	$—	$—	$1,040,992	$27,367,941
Foreign Currency at Value*	—		321	—	—
Interest and Dividends Receivable	322	54,672	6,813	—	2
Receivable for Investment Securities Sold	—	20,188	950,611	—	—
Return of Capital Receivable	—	784	—	—	—
Total Assets	1,144,850	151,123,575	1,914,129	1,041,403	27,381,316

LIABILITIES
Management Fees Payable	518	79,416	1,043	118	3,166
Due to Custodian	—	5,688	—	—	—
Payable for Fund Shares Redeemed	—	—	957,520	—	—
Total Liabilities	518	85,104	958,563	118	3,166

NET ASSETS	$1,144,332	$151,038,471	$955,566	$1,041,285	$27,378,150

NET ASSETS CONSIST OF:
Paid-in Capital	$1,424,476	$163,395,749	$1,221,121	$1,266,699	$28,519,960
Total Distributable Earnings (Accumulated Deficit)	(280,144)	(12,357,278)	(265,555)	(225,414)	(1,141,810)
Net Assets	$1,144,332	$151,038,471	$955,566	$1,041,285	$27,378,150
* Identified Cost:
Investments in Unaffiliated Securities	$1,213,159	$151,014,995	$1,185,189	$411	$13,373
Investments in Affiliated Securities	—	—	—	1,261,689	28,450,361
Foreign Currencies	—	—	334	—	—

Net Asset Value:
Net Assets	$1,144,332	$151,038,471	$955,566	$1,041,285	$27,378,150
Shares Outstanding (No Par Value)	50,000	6,450,000	50,000	50,000	1,150,000
Net Asset Value, Offering and Redemption Price per Share	$22.89	$23.42	$19.11	$20.83	$23.81

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2020

	Pacer Trendpilot US Bond ETF	Pacer CSOP FTSE China A50 ETF
ASSETS
Investments in Securities, at Value* ^	$143,357,181	$8,991,033
Foreign Currency at Value*	—	6,257
Interest and Dividends Receivable	1,044,686	6
Receivable for Investment Securities Sold	7,402,546	—
Total Assets	151,804,413	8,997,296

LIABILITIES
Management Fees Payable	65,766	4,949
Payable for Investment Securities Purchased	7,411,594	—
Total Liabilities	7,477,360	4,949

NET ASSETS	$144,327,053	$8,992,347

NET ASSETS CONSIST OF:
Paid-in Capital	$142,231,133	$10,799,869
Total Distributable Earnings (Accumulated Deficit)	2,095,920	(1,807,522)
Net Assets	$144,327,053	$8,992,347
* Identified Cost:
Investments in Securities	$140,257,348	$9,606,794
Foreign Currencies	—	6,175

Net Asset Value:
Net Assets	$144,327,053	$8,992,347
Shares Outstanding (No Par Value)	5,600,000	555,882
Net Asset Value, Offering and Redemption Price per Share	$25.77	$16.18

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2020

	Pacer Trendpilot ® US Large Cap ETF	Pacer Trendpilot ® US Mid Cap ETF	Pacer Trendpilot ® 100 ETF	Pacer Trendpilot ® European Index ETF	Pacer Global Cash Cows Dividend ETF
INVESTMENT INCOME
Income:
Dividends*	$48,340,546	$8,605,630	$6,375,580	$3,229,345	$10,050,560
Interest	790,323	992,254	14,630	80,824	6,742
Securities Lending Income	648,643	306,164	131,804	74,587	78,863
Total Investment Income	49,779,512	9,904,048	6,522,014	3,384,756	10,136,165

Expenses:
Management fees	16,107,113	3,798,300	4,047,795	817,129	1,188,131
Total Expenses	16,107,113	3,798,300	4,047,795	817,129	1,188,131
Net Investment Income (Loss)	33,672,399	6,105,748	2,474,219	2,567,627	8,948,034

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(445,918,608)	(72,080,115)	(51,866,455)	(11,510,267)	(8,380,660)
Net Realized Gain (Loss) on In-Kind Redemptions	152,994,042	32,298,842	19,066,067	7,519,816	6,216,192
Net Realized Gain (Loss) on Foreign Currency	—	—	—	(709,363)	19,552
Total	(292,924,566)	(39,781,273)	(32,800,388)	(4,699,814)	(2,144,916)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(112,490,262)	(13,366,245)	52,334,741	(9,768,718)	(43,300,573)
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	—	(9,943)	6,818
Total	(112,490,262)	(13,366,245)	52,334,741	(9,778,661)	(43,293,755)
Net Realized and Unrealized Gain (Loss) on Investments	(405,414,828)	(53,147,518)	19,534,353	(14,478,475)	(45,438,671)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(371,742,429)	$(47,041,770)	$22,008,572	$(11,910,848)	$(36,490,637)

* Net of fees and foreign witholding tax of	$53	$3,414	$6,896	$508,255	$577,395

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2020

	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 ETF	Pacer WealthShield ETF	Pacer Military Times Best Employers ETF
INVESTMENT INCOME
Income:
Dividends*	$7,381,868	$651,643	$1,127,246	$1,057,568	$68,695
Interest	7,840	1,177	997	538,894	169
Securities Lending Income	142,240	21,982	10,903	21,563	—
Total Investment Income	7,531,948	674,802	1,139,146	1,618,025	68,864

Expenses:
Management fees	1,147,200	233,898	204,919	490,393	17,811
Total Expenses	1,147,200	233,898	204,919	490,393	17,811
Net Investment Income (Loss)	6,384,748	440,904	934,227	1,127,632	51,053

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(29,512,532)	(10,921,832)	(2,646,964)	(8,851,261)	(45,799)
Net Realized Gain (Loss) on In-Kind Redemptions	20,338,001	2,844,207	1,547,891	3,274,584	328,018
Net Realized Gain (Loss) on Foreign Currency	—	—	(38,637)	—	—
Total	(9,174,531)	(8,077,625)	(1,137,710)	(5,576,677)	282,219
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(25,628,588)	(4,564,010)	(6,003,802)	(1,499,370)	(395,605)
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	1,768	—	—
Total	(25,628,588)	(4,564,010)	(6,002,034)	(1,499,370)	(395,605)
Net Realized and Unrealized Gain (Loss) on Investments	(34,803,119)	(12,641,635)	(7,139,744)	(7,076,047)	(113,386)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,418,371)	$(12,200,731)	$(6,205,517)	$(5,948,415)	$(62,333)

* Net of fees and foreign witholding tax of	$4,889	$879	$110,070	$—	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2020

	Pacer Benchmark Retail Real Estate SCTRSM ETF	Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer US Export Leaders ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
INVESTMENT INCOME
Income:
Dividends*	$66,585	$824,355	$3,812,506	$15,734	$1,230,678
Interest	84	777	3,183	31	1,470
Securities Lending Income	619	30,479	75,719	—	—
Total Investment Income	67,288	855,611	3,891,408	15,765	1,232,148

Expenses:
Management fees	10,118	171,277	1,016,781	7,801	314,928
Total Expenses	10,118	171,277	1,016,781	7,801	314,928
Net Investment Income (Loss)	57,170	684,334	2,874,627	7,964	917,220

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(32,298)	(2,768,408)	(8,494,365)	(230,223)	(14,895,501)
Net Realized Gain (Loss) on In-Kind Redemptions	191,232	222,076	3,031,680	287,024	(3,441,334)
Net Realized Gain (Loss) on Foreign Currency	—	—	—	—	—
Total	158,934	(2,546,332)	(5,462,685)	56,801	(18,336,835)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(681,351)	(1,898,576)	34,852,455	(99,287)	(5,007)
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	—	—	—
Total	(681,351)	(1,898,576)	34,852,455	(99,287)	(5,007)
Net Realized and Unrealized Gain (Loss) on Investments	(522,417)	(4,444,908)	29,389,770	(42,486)	(18,341,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(465,247)	$(3,760,574)	$32,264,397	$(34,522)	$(17,424,622)

* Net of fees and foreign witholding tax of	$—	$—	$—	$—	$405

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2020

	Pacer US Cash Cows Growth ETF(a)	Pacer Trendpilot International ETF(a)	Pacer Emerging Markets Cash Cows 100 ETF(a)	Pacer Cash Cows Fund of Funds ETF(b)	Pacer Trendpilot Fund of Funds ETF(b)
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$37,086	$1,626,351	$118,274	$—	$—
Dividends from Affiliated Investments	—	—	—	45,309	143,438
Interest	77	92,777	472	35	141
Total Investment Income	37,163	1,719,128	118,746	45,344	143,579

Expenses:
Management fees	12,680	583,490	16,063	2,815	18,277
Total Expenses	12,680	583,490	16,063	2,815	18,277
Net Investment Income (Loss)	24,483	1,135,638	102,683	42,529	125,302

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	(251,297)	(12,387,187)	(33,112)	—	—
Net Realized Gain (Loss) on Investments in Affiliated Securities	—	—	—	(4,717)	(47,411)
Net Realized Gain (Loss) on In-Kind Redemptions	286,571	2,874,669	178,277	(4,200)	—
Net Realized Gain (Loss) on Foreign Currency	—	(68,367)	(2,097)	—	—
Total	35,274	(9,580,885)	143,068	(8,917)	(47,411)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	(68,631)	32,936	(228,805)	—	—
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	—	—	—	(220,697)	(1,082,420)
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	(316)	(1,104)	—	—
Total	(68,631)	32,620	(229,909)	(220,697)	(1,082,420)
Net Realized and Unrealized Gain (Loss) on Investments	(33,357)	(9,548,265)	(86,841)	(229,614)	(1,129,831)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,874)	$(8,412,627)	$15,842	$(187,085)	$(1,004,529)

* Net of fees and foreign witholding tax of	$—	$149,935	$18,857	$—	$—

(a)	Fund commenced operations on May 2, 2019. The information presented is from May 2, 2019 to April 30, 2020.
(b)	Fund commenced operations on May 3, 2019. The information presented is from May 3, 2019 to April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2020

	Pacer Trendpilot US Bond ETF(a)	Pacer CSOP FTSE China A50 ETF(b)	Pacer CSOP FTSE China A50 ETF(c)
INVESTMENT INCOME
Income:
Dividends*	$—	$513	$301,595
Interest	1,185,896	2,407	978
Total Investment Income	1,185,896	2,920	302,573

Expenses:
Management fees	231,894	58,123	79,410
Total Expenses	231,894	58,123	79,410
Net Investment Income (Loss)	954,002	(55,203)	223,163

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(1,052,497)	3,753,967	(714,900)
Net Realized Gain (Loss) on In-Kind Redemptions	131,641	—	—
Net Realized Gain (Loss) on Foreign Currency	—	(12,690)	(6,443)
Total	(920,856)	3,741,277	(721,343)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	3,099,833	(2,319,450)	1,769,590
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	(582,414)	(406)
Total	3,099,833	(2,901,864)	1,769,184
Net Realized and Unrealized Gain (Loss) on Investments	2,178,977	839,413	1,047,841
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,132,979	$784,210	$1,271,004

* Net of fees and foreign witholding tax of	$—	$81	$33,638

(a)	Fund commenced operations on October 22, 2019. The information presented is from October 22, 2019 to April 30, 2020.

(b)	For the period ended October 1, 2019 to April 30, 2020. Shares of the Predecessor CSOP Fund converted Shares at the close of business on January 23, 2020. See Note 1 to the Financial Statements.

(c)	For the year ended September 30, 2019. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot ® US Large Cap ETF		Pacer Trendpilot ® US Mid Cap ETF
	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
OPERATIONS
Net Investment Income (Loss)	$33,672,399	$20,310,926	$6,105,748	$8,303,392
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(292,924,566)	101,688,613	(39,781,273)	6,792,457
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(112,490,262)	11,669,402	(13,366,245)	(12,346,289)
Net Increase (Decrease) in Net Assets Resulting from Operations	(371,742,429)	133,668,941	(47,041,770)	2,749,560

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(33,554,677)	(14,704,858)	(8,738,254)	(5,930,872)
Total Distributions to Shareholders	(33,554,677)	(14,704,858)	(8,738,254)	(5,930,872)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	1,910,014,995	1,416,889,645	166,856,260	524,354,675
Payments for Shares Redeemed	(1,264,868,215)	(293,839,015)	(332,331,150)	(257,458,190)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	645,146,780	1,123,050,630	(165,474,890)	266,896,485
Net Increase (Decrease) in Net Assets	$239,849,674	$1,242,014,713	$(221,254,914)	$263,715,173

NET ASSETS
Beginning of Year	$2,163,989,620	$921,974,907	$761,305,434	$497,590,261
End of Year	$2,403,839,294	$2,163,989,620	$540,050,520	$761,305,434

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	65,400,000	48,500,000	6,000,000	16,600,000
Redemptions	(47,150,000)	(10,150,000)	(11,550,000)	(8,200,000)
Net Increase (Decrease)	18,250,000	38,350,000	(5,550,000)	8,400,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot ® 100 ETF		Pacer Trendpilot ® European Index ETF
	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
OPERATIONS
Net Investment Income (Loss)	$2,474,219	$2,561,059	$2,567,627	$4,666,930
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(32,800,388)	35,916,395	(4,699,814)	(31,506,593)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	52,334,741	11,973,440	(9,778,661)	12,234,413
Net Increase (Decrease) in Net Assets Resulting from Operations	22,008,572	50,450,894	(11,910,848)	(14,605,250)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(3,044,420)	(1,575,175)	(4,195,663)	(2,870,463)
Total Distributions to Shareholders	(3,044,420)	(1,575,175)	(4,195,663)	(2,870,463)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	313,516,410	384,518,860	42,658,960	62,381,365
Payments for Shares Redeemed	(95,395,915)	(143,127,810)	(118,444,135)	(20,229,155)
Transaction Fees (See Note 1)	—	—	—	67
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	218,120,495	241,391,050	(75,785,175)	42,152,277
Net Increase (Decrease) in Net Assets	$237,084,647	$290,266,769	$(91,891,686)	$24,676,564

NET ASSETS
Beginning of Year	$502,173,137	$211,906,368	$183,379,359	$158,702,795
End of Year	$739,257,784	$502,173,137	$91,487,673	$183,379,359

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	8,300,000	11,500,000	1,700,000	2,300,000
Redemptions	(2,750,000)	(4,350,000)	(4,700,000)	(800,000)
Net Increase (Decrease)	5,550,000	7,150,000	(3,000,000)	1,500,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Global Cash Cows Dividend ETF		Pacer US Cash Cows 100 ETF
	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
OPERATIONS
Net Investment Income (Loss)	$8,948,034	$7,722,639	$6,384,748	$2,694,079
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,144,916)	(1,112,320)	(9,174,531)	(9,497,993)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(43,293,755)	3,751,284	(25,628,588)	8,755,096
Net Increase (Decrease) in Net Assets Resulting from Operations	(36,490,637)	10,361,603	(28,418,371)	1,951,182

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(8,770,455)	(7,760,389)	(6,190,930)	(2,630,630)
Total Distributions to Shareholders	(8,770,455)	(7,760,389)	(6,190,930)	(2,630,630)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	82,306,360	86,580,140	105,467,960	297,399,660
Payments for Shares Redeemed	(112,070,715)	(52,389,240)	(146,849,935)	(59,683,405)
Transaction Fees (See Note 1)	232	2,621	—	26
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(29,764,123)	34,193,521	(41,381,975)	237,716,281
Net Increase (Decrease) in Net Assets	$(75,025,215)	$36,794,735	$(75,991,276)	$237,036,833

NET ASSETS
Beginning of Year	$210,504,861	$173,710,126	$266,018,117	$28,981,284
End of Year	$135,479,646	$210,504,861	$190,026,841	$266,018,117

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	2,650,000	2,850,000	3,700,000	10,050,000
Redemptions	(3,900,000)	(1,750,000)	(5,100,000)	(2,100,000)
Net Increase (Decrease)	(1,250,000)	1,100,000	(1,400,000)	7,950,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Small Cap Cash Cows 100 ETF		Pacer Developed Markets International Cash Cows 100 ETF
	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
OPERATIONS
Net Investment Income (Loss)	$440,904	$335,862	$934,227	$905,517
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8,077,625)	(2,404,883)	(1,137,710)	(1,658,309)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(4,564,010)	1,900,238	(6,002,034)	(742,141)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,200,731)	(168,783)	(6,205,517)	(1,494,933)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(419,742)	(329,410)	(1,009,491)	(731,370)
Total Distributions to Shareholders	(419,742)	(329,410)	(1,009,491)	(731,370)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	20,281,980	62,486,265	12,100,810	26,199,335
Payments for Shares Redeemed	(43,601,320)	(16,747,460)	(17,740,240)	(10,378,335)
Transaction Fees (See Note 1)	—	—	1,376	15,033
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(23,319,340)	45,738,805	(5,638,054)	15,836,033
Net Increase (Decrease) in Net Assets	$(35,939,813)	$45,240,612	$(12,853,062)	$13,609,730

NET ASSETS
Beginning of Year	$50,473,757	$5,233,145	$33,844,376	$20,234,646
End of Year	$14,533,944	$50,473,757	$20,991,314	$33,844,376

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	800,000	2,400,000	450,000	950,000
Redemptions	(2,050,000)	(650,000)	(700,000)	(400,000)
Net Increase (Decrease)	(1,250,000)	1,750,000	(250,000)	550,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer WealthShield ETF		Pacer Military Times Best Employers ETF
	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
OPERATIONS
Net Investment Income (Loss)	$1,127,632	$1,414,287	$51,053	$41,763
Net Realized Gain (Loss) on Investments	(5,576,677)	(6,807,401)	282,219	171,135
Change in Unrealized Appreciation (Depreciation) of Investments	(1,499,370)	5,265,168	(395,605)	269,984
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,948,415)	(127,946)	(62,333)	482,882

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,151,877)	(1,397,954)	(52,852)	(38,615)
Total Distributions to Shareholders	(1,151,877)	(1,397,954)	(52,852)	(38,615)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	28,716,405	134,051,800	1,499,390	1,289,730
Payments for Shares Redeemed	(80,267,410)	(84,986,710)	(1,483,825)	(1,394,875)
Transaction Fees (See Note 1)	1,088	—	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(51,549,917)	49,065,090	15,565	(105,145)
Net Increase (Decrease) in Net Assets	$(58,650,209)	$47,539,190	$(99,620)	$339,122

NET ASSETS
Beginning of Year	$110,078,114	$62,538,924	$2,872,557	$2,533,435
End of Year	$51,427,905	$110,078,114	$2,772,937	$2,872,557

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	1,200,000	5,250,000	50,000	50,000
Redemptions	(3,450,000)	(3,350,000)	(50,000)	(50,000)
Net Increase (Decrease)	(2,250,000)	1,900,000	—	—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Benchmark Retail Real Estate SCTRSM ETF		Pacer Benchmark Industrial Real Estate SCTRSM ETF
	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(b)
OPERATIONS
Net Investment Income (Loss)	$57,170	$83,796	$684,334	$69,245
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	158,934	315,102	(2,546,332)	165,946
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(681,351)	60,380	(1,898,576)	310,485
Net Increase (Decrease) in Net Assets Resulting from Operations	(465,247)	459,278	(3,760,574)	545,676

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(57,170)	(83,796)	(656,033)	(67,295)
Long-Term Capital Gain	—	(5,909)	(6,106)	—
Return of Capital	(15,792)	(20,617)	—	—
Total Distributions to Shareholders	(72,962)	(110,322)	(662,139)	(67,295)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	4,080,945	5,126,240	50,782,050	13,242,420
Payments for Shares Redeemed	(4,111,900)	(4,096,635)	(5,567,595)	(6,365,095)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (c)	(30,955)	1,029,605	45,214,455	6,877,325
Net Increase (Decrease) in Net Assets	$(569,164)	$1,378,561	$40,791,742	$7,355,706

NET ASSETS
Beginning of Period/Year	$1,378,561	$—	$7,355,706	$—
End of Period/Year	$809,397	$1,378,561	$48,147,448	$7,355,706

(a)	Fund commenced operations on May 15, 2018. The information presented is from May 15, 2018 to April 30, 2019.
(b)	Fund commenced operations on May 14, 2018. The information presented is from May 14, 2018 to April 30, 2019.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	150,000	200,000	1,550,000	500,000
Redemptions	(150,000)	(150,000)	(200,000)	(250,000)
Net Increase (Decrease)	—	50,000	1,350,000	250,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF		Pacer US Export Leaders ETF
	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(b)
OPERATIONS
Net Investment Income (Loss)	$2,874,627	$89,288	$7,964	$7,415
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(5,462,685)	(60,129)	56,801	(157,032)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	34,852,455	1,325,510	(99,287)	49,919
Net Increase (Decrease) in Net Assets Resulting from Operations	32,264,397	1,354,669	(34,522)	(99,698)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(2,911,078)	(89,513)	(7,790)	(6,972)
Long-Term Capital Gain	—	(1,372)	—	—
Return of Capital	(340,803)	(37,487)	—	—
Total Distributions to Shareholders	(3,251,881)	(128,372)	(7,790)	(6,972)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	513,245,545	24,042,230	2,760,720	2,498,000
Payments for Shares Redeemed	(12,735,020)	(2,577,140)	(2,759,395)	(1,092,940)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (c)	500,510,525	21,465,090	1,325	1,405,060
Net Increase (Decrease) in Net Assets	$529,523,041	$22,691,387	$(40,987)	$1,298,390

NET ASSETS
Beginning of Period/Year	$22,691,387	$—	$1,298,390	$—
End of Period/Year	$552,214,428	$22,691,387	$1,257,403	$1,298,390

(a)	Fund commenced operations on May 15, 2018. The information presented is from May 15, 2018 to April 30, 2019.
(b)	Fund commenced operations on July 23, 2018. The information presented is from July 23, 2018 to April 30, 2019.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	16,200,000	900,000	100,000	100,000
Redemptions	(400,000)	(100,000)	(100,000)	(50,000)
Net Increase (Decrease)	15,800,000	800,000	—	50,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF		Pacer US Cash Cows Growth ETF
	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)	For the Period Ended April 30, 2020(b)
OPERATIONS
Net Investment Income (Loss)	$917,220	$33,358	$24,483
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(18,336,835)	647,636	35,274
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(5,007)	(1,983)	(68,631)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,424,622)	679,011	(8,874)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(898,227)	(29,474)	(24,159)
Total Distributions to Shareholders	(898,227)	(29,474)	(24,159)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	123,166,500	13,278,420	6,249,605
Payments for Shares Redeemed	(51,328,850)	(6,888,380)	(5,072,240)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (c)	71,837,650	6,390,040	1,177,365
Net Increase (Decrease) in Net Assets	$53,514,801	$7,039,577	$1,144,332

NET ASSETS
Beginning of Period/Year	$7,039,577	$—	$—
End of Period/Year	$60,554,378	$7,039,577	$1,144,332

(a)	Fund commenced operations on July 23, 2018. The information presented is from July 23, 2018 to April 30, 2019.
(b)	Fund commenced operations on May 2, 2019. The information presented is from May 2, 2019 to April 30, 2020.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares
Subscriptions	4,100,000	500,000	250,000
Redemptions	(1,950,000)	(250,000)	(200,000)
Net Increase (Decrease)	2,150,000	250,000	50,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot International ETF	Pacer Emerging Markets Cash Cows 100 ETF
	For the Period Ended April 30, 2020(a)	For the Period Ended April 30, 2020(a)
OPERATIONS
Net Investment Income (Loss)	$1,135,638	$102,683
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(9,580,885)	143,068
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	32,620	(229,909)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,412,627)	15,842

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,060,524)	(149,137)
Total Distributions to Shareholders	(1,060,524)	(149,137)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	175,364,155	5,831,035
Payments for Shares Redeemed	(14,856,015)	(4,744,030)
Transaction Fees (See Note 1)	3,482	1,856
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	160,511,622	1,088,861
Net Increase (Decrease) in Net Assets	$151,038,471	$955,566

NET ASSETS
Beginning of Period	$—	$—
End of Period	$151,038,471	$955,566

(a)	Fund commenced operations on May 2, 2019. The information presented is from May 2, 2019 to April 30, 2020.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	7,050,000	250,000
Redemptions	(600,000)	(200,000)
Net Increase	6,450,000	50,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Cash Cows Fund of Funds ETF	Pacer Trendpilot Fund of Funds ETF
	For the Period Ended April 30, 2020(a)	For the Period Ended April 30, 2020(a)
OPERATIONS
Net Investment Income (Loss)	$42,529	$125,302
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8,917)	(47,411)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(220,697)	(1,082,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	(187,085)	(1,004,529)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(42,529)	(137,281)
Return of Capital	(151)	—
Total Distributions to Shareholders	(42,680)	(137,281)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	2,531,000	28,519,960
Payments for Shares Redeemed	(1,259,950)	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	1,271,050	28,519,960
Net Increase (Decrease) in Net Assets	$1,041,285	$27,378,150

NET ASSETS
Beginning of Period	$—	$—
End of Period	$1,041,285	$27,378,150

(a)	Fund commenced operations on May 3, 2019. The information presented is from May 3, 2019 to April 30, 2020.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	100,000	1,150,000
Redemptions	(50,000)	—
Net Increase	50,000	1,150,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot US Bond ETF	Pacer CSOP FTSE China A50 ETF
	For the Period Ended April 30, 2020(a)	For the Period Ended April 30, 2020(b)	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS
Net Investment Income (Loss)	$954,002	$(55,203)	$223,163	$152,694
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(920,856)	3,741,277	(721,343)	(176,170)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	3,099,833	(2,901,864)	1,769,184	(524,082)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,132,979	784,210	1,271,004	(547,558)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(913,550)	(961,121)	(183,318)	(472,784)
Return of Capital	—	(58,489)	—	—
Total Distributions to Shareholders	(913,550)	(1,019,610)	(183,318)	(472,784)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	152,226,140	14,683,370	6,544,377	3,496,289
Payments for Shares Redeemed	(10,137,840)	(18,254,205)	(4,160,844)	—
Transaction Fees (See Note 1)	19,324	58,539	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(c)	142,107,624	(3,512,296)	2,383,533	3,496,289
Net Increase (Decrease) in Net Assets	$144,327,053	$(3,747,696)	$3,471,219	$2,475,947

NET ASSETS
Beginning of Period/Year	$—	$12,740,043	$9,268,824	$6,792,877
End of Period/Year	$144,327,053	$8,992,347	$12,740,043	$9,268,824

(a)	Fund commenced operations on October 22, 2019. The information presented is from October 22, 2019 to April 30, 2020.
(b)	For the period ended October 1, 2019 to April 30, 2020. See Note 1 to the Financial Statements.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares(d)	Shares(d)	Shares(d)
Subscriptions	6,000,000	850,000	400,000	200,000
Redemptions	(400,000)	(1,050,000)	(250,000)	—
Net Increase (Decrease)	5,600,000	(200,000)	150,000	200,000

(d)	Shares of Predecessor Fund converted into Fund Shares at the close of business on January 22, 2020. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® US Large Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$30.56	$28.41	$25.48	$21.88	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.39	0.43	0.37	0.34	0.13
Net Realized and Unrealized Gain (Loss) on Investments (f)	(3.59)	2.01	2.84	3.52	(3.15)
Total from Investment Operations	(3.20)	2.44	3.21	3.86	(3.02)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.37)	(0.29)	(0.28)	(0.26)	(0.10)
Total Distributions	(0.37)	(0.29)	(0.28)	(0.26)	(0.10)
Net Asset Value, End of Period	$26.99	$30.56	$28.41	$25.48	$21.88
Total Return	-10.71%	8.65%	12.56%	17.72%	-12.10	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,403,839	$2,163,990	$921,975	$456,180	$365,448

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.25%	1.43%	1.32%	1.44%	0.62	%(d)
Portfolio Turnover Rate (e)	5%	162%	12%	7%	317	%(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® US Mid Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$30.95	$30.72	$28.00	$23.78	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.28	0.41	0.27	0.27	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments (f)	(2.45)	0.10	2.66	4.13	(1.16)
Total from Investment Operations	(2.17)	0.51	2.93	4.40	(1.20)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.28)	(0.21)	(0.18)	—
Distributions from Return of Capital	—	—	—	—	(0.02)
Total Distributions	(0.43)	(0.28)	(0.21)	(0.18)	(0.02)
Net Asset Value, End of Period	$28.35	$30.95	$30.72	$28.00	$23.78
Total Return	-7.11%	1.66%	10.42%	18.54%	-4.82	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$540,051	$761,305	$497,590	$281,430	$149,808

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.96%	1.30%	0.91%	1.02%	-0.17	%(d)
Portfolio Turnover Rate (e)	143%	405%	66%	27%	379	%(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$36.00	$31.16	$26.32	$21.44	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.15	0.26	0.11	0.11	0.04
Net Realized and Unrealized Gain (Loss) on Investments (f)	1.94	4.73	4.83	4.84	(3.55)
Total from Investment Operations	2.09	4.99	4.94	4.95	(3.51)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.18)	(0.15)	(0.10)	(0.07)	(0.05)
Total Distributions	(0.18)	(0.15)	(0.10)	(0.07)	(0.05)
Net Asset Value, End of Period	$37.91	$36.00	$31.16	$26.32	$21.44
Total Return	5.78%	16.04%	18.78%	23.11%	-14.04	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$739,258	$502,173	$211,906	$73,696	$69,689

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	0.40%	0.76%	0.38%	0.46%	0.18	%(d)
Portfolio Turnover Rate (e)	61%	107%	3%	125%	295	%(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot ® European Index ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017		For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$26.77	$29.66	$27.03	$24.97		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.54	0.74	0.51	0.18		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments (h)	(2.61)	(3.16)	2.31	1.88	(c)	0.01
Total from Investment Operations	(2.07)	(2.42)	2.82	2.06		(0.03)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.94)	(0.47)	(0.19)	—		—
Total Distributions	(0.94)	(0.47)	(0.19)	—		—
Net Asset Value, End of Period	$23.76	$26.77	$29.66	$27.03		$24.97
Total Return	-8.18%	-8.07%	10.43%	8.25	%(e)	-0.13	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$91,488	$183,379	$158,703	$31,081		$22,470

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%		0.65	%(f)
Net Investment Income (Loss) to Average Net Assets	2.04%	2.77%	1.69%	0.77%		-0.39	%(f)
Portfolio Turnover Rate (g)	12%	396%	228%	143%		0	%(d)

(a)	Commencement of operations on December 14, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Includes $0.41 gain derived from contribution from a settlement. See Note 8.
(d)	Not annualized.
(e)	Before the contribution from a settlement, the total return for the year would have been 6.60%. See Note 8.
(f)	Annualized.
(g)	Excluded impact of in-kind transactions.
(h)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$31.19	$30.75	$28.60	$27.16	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	1.32	1.21	1.07	0.88	0.23
Net Realized and Unrealized Gain (Loss) on Investments (f)	(6.60)	0.43	2.01	1.26	1.93
Total from Investment Operations	(5.28)	1.64	3.08	2.14	2.16

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.28)	(1.20)	(0.93)	(0.70)	—
Total Distributions	(1.28)	(1.20)	(0.93)	(0.70)	—
Net Asset Value, End of Period	$24.63	$31.19	$30.75	$28.60	$27.16
Total Return	-17.32%	5.56%	10.86%	8.03%	8.64	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$135,480	$210,505	$173,710	$70,059	$5,432

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	4.52%	4.00%	3.50%	3.19%	4.63	%(d)
Portfolio Turnover Rate (e)	91%	74%	76%	44%	0	%(c)

(a)	Commencement of operations on February 22, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017(a)
Net Asset Value, Beginning of Period	$29.72	$28.98	$26.13	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.77	0.53	0.61	0.13
Net Realized and Unrealized Gain (Loss) on Investments (f)	(4.55)	0.67	2.84	1.09
Total from Investment Operations	(3.78)	1.20	3.45	1.22

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.77)	(0.46)	(0.60)	(0.09)
Total Distributions	(0.77)	(0.46)	(0.60)	(0.09)
Net Asset Value, End of Period	$25.17	$29.72	$28.98	$26.13
Total Return	-12.63%	4.28%	13.35%	4.87	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$190,027	$266,018	$28,981	$11,759

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49	%(d)
Net Investment Income (Loss) to Average Net Assets	2.73%	1.82%	2.16%	1.37	%(d)
Portfolio Turnover Rate (e)	85%	122%	101%	36	%(c)

(a)	Commencement of operations on December 16, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$25.88		$26.17	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.27		0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments (f)	(5.12)		(0.29)	1.38
Total from Investment Operations	(4.85)		0.03	1.66

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)		(0.32)	(0.27)
Total Distributions	(0.27)		(0.32)	(0.27)
Net Asset Value, End of Period	$20.76		$25.88	$26.17
Total Return	-18.72	%(c)	0.20%	6.69	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$14,534		$50,474	$5,233

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.59	%(d)	0.59%	0.59	%(d)
Net Investment Income (Loss) to Average Net Assets	1.11	%(d)	1.21%	1.25	%(d)
Portfolio Turnover Rate (e)	128	%(c)	123%	97	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Year/Period	$27.08	$28.91	$25.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.74	0.85	0.60
Net Realized and Unrealized Gain (Loss) on Investments (f)	(6.05)	(2.01)	3.53
Total from Investment Operations	(5.31)	(1.16)	4.13

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.78)	(0.67)	(0.31)
Total Distributions	(0.78)	(0.67)	(0.31)
Net Asset Value, End of Period	$20.99	$27.08	$28.91
Total Return	-20.04%	-3.92%	16.48	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$20,991	$33,844	$20,235

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	2.96%	3.18%	2.42	%(d)
Portfolio Turnover Rate (e)	149%	80%	25	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$25.02		$25.02	$25.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.33		0.38	0.10
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.10)		(0.01)	(0.05)
Total from Investment Operations	(0.77)		0.37	0.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.33)		(0.37)	(0.05)
Total Distributions	(0.33)		(0.37)	(0.05)
Net Asset Value, End of Period	$23.92		$25.02	$25.02
Total Return	-3.04	%(c)	1.43%	0.23	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$51,428		$110,078	$62,539

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.38	%(d)	1.52%	1.04	%(d)
Portfolio Turnover Rate (e)	676	%(c)	542%	131	%(c)

(a)	Commencement of operations on December 11, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Year/Period	$28.73	$25.33	$24.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.51	0.44	—	(c)
Net Realized and Unrealized Gain (Loss) on Investments (g)	(0.98)	3.43	0.44
Total from Investment Operations	(0.47)	3.87	0.44

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.53)	(0.47)	—
Total Distributions	(0.53)	(0.47)	—
Net Asset Value, End of Period	$27.73	$28.73	$25.33
Total Return	-1.59%	15.46%	1.79	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,773	$2,873	$2,533

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(e)
Net Investment Income (Loss) to Average Net Assets	1.72%	1.66%	0.25	%(e)
Portfolio Turnover Rate (f)	19%	9%	0	%(d)

(a)	Commencement of operations on April 9, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005
(d)	Not annualized
(e)	Annualized
(f)	Excluded impact of in-kind transactions
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Retail Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$27.57	$24.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.89	0.87
Net Realized and Unrealized Gain (Loss) on Investments (f)	(11.17)	3.50
Total from Investment Operations	(10.28)	4.37

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.86)	(0.83)
Long-Term Capital Gain	—	(0.06)
Return of Capital	(0.24)	(0.21)
Total Distributions	(1.10)	(1.10)
Net Asset Value, End of Period	$16.19	$27.57
Total Return	-37.49%	18.30	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$809	$1,379

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	3.39%	3.33	%(d)
Portfolio Turnover Rate (e)	36%	60	%(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$29.42	$24.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.77	0.65
Net Realized and Unrealized Gain (Loss) on Investments (f)	0.52	4.61
Total from Investment Operations	1.29	5.26

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.61)	(0.67)
Long-Term Capital Gain	(0.01)	—
Total Distributions	(0.62)	(0.67)
Net Asset Value, End of Period	$30.09	$29.42
Total Return	4.38%	21.62	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$48,147	$7,356

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	2.40%	2.60	%(d)
Portfolio Turnover Rate (e)	29%	36	%(c)

(a)	Commencement of operations on May 14, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$28.36	$24.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.54	0.39
Net Realized and Unrealized Gain (Loss) on Investments (f)	4.92	3.93
Total from Investment Operations	5.46	4.32

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.49)	(0.44)
Long-Term Capital Gain	—	(0.01)
Return of Capital	(0.06)	(0.18)
Total Distributions	(0.55)	(0.63)
Net Asset Value, End of Period	$33.27	$28.36
Total Return	19.50%	17.89	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$552,214	$22,691

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.70%	1.55	%(d)
Portfolio Turnover Rate (e)	28%	27	%(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions

(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$25.97	$24.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments (f)	(0.82)	0.98
Total from Investment Operations	(0.66)	1.07

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.16)	(0.08)
Total Distributions	(0.16)	(0.08)
Net Asset Value, End of Period	$25.15	$25.97
Total Return	-2.53%	4.33	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,257	$1,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.61%	0.50	%(d)
Portfolio Turnover Rate (e)	79%	55	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$28.16	$25.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.50	0.25
Net Realized and Unrealized Gain (Loss) on Investments (g)	3.00	3.11
Total from Investment Operations	(2.50)	3.36

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.21)
Total Distributions	(0.43)	(0.21)
Net Asset Value, End of Period	$25.23	$28.16
Total Return(f)	-8.80%	13.67	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$60,554	$7,040

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.75%	1.23	%(d)
Portfolio Turnover Rate (e)	225%	262	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)	Total Return was calculated using the traded NAV due to the rebalancing of the portfolio at April 30, 2020 and April 30, 2019.
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.28
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.90)
Total from Investment Operations	(1.62)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)
Total Distributions	(0.27)
Net Asset Value, End of Period	$22.89
Total Return	-6.52	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,144

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.16	%(d)
Portfolio Turnover Rate (e)	166	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$24.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.32
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.55)
Total from Investment Operations	(1.23)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.26)
Total Distributions	(0.26)
Net Asset Value, End of Period	$23.42
Total Return	-5.08	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$151,038

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	1.26	%(d)
Portfolio Turnover Rate (e)	39	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$24.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	1.05
Net Realized and Unrealized Gain (Loss) on Investments (f)	(4.81)
Total from Investment Operations	(3.76)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(2.08)
Total Distributions	(2.08)
Net Asset Value, End of Period	$19.11
Total Return	-16.76	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$956

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70	%(d)
Net Investment Income (Loss) to Average Net Assets	4.43	%(d)
Portfolio Turnover Rate (e)	144	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$25.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.53
Net Realized and Unrealized Gain (Loss) on Investments (h)	(4.46)
Total from Investment Operations	(3.93)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.55)
Return of Capital	(0.00	)(i)
Total Distributions	(0.55)
Net Asset Value, End of Period	$20.83
Total Return	-15.71	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,041

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (f)	0.15	%(e)
Net Investment Income (Loss) to Average Net Assets (f)	2.27	%(e)
Portfolio Turnover Rate (g)	2	%(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Not annualized
(e)	Annualized
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Excluded impact of in-kind transactions
(h)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(i)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$25.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.26
Net Realized and Unrealized Gain (Loss) on Investments (h)	(1.59)
Total from Investment Operations	(1.33)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.25)
Total Distributions	(0.25)
Net Asset Value, End of Period	$23.81
Total Return	-5.37	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$27,378

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (f)	0.15	%(e)
Net Investment Income (Loss) to Average Net Assets (f)	1.03	%(e)
Portfolio Turnover Rate (g)	6	%(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Not annualized
(e)	Annualized
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Excluded impact of in-kind transactions
(h)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments (f)	0.72
Total from Investment Operations	1.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.28)
Total Distributions	(0.28)
Net Asset Value, End of Period	$25.77
Total Return	4.24	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$144,327

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	2.47	%(d)
Portfolio Turnover Rate (e)	131	%(c)

(a)	Commencement of operations on October 22, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
(e)	Excluded impact of in-kind transactions
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Period Ended April 30, 2020 (a)		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015 (b)
Net Asset Value, Beginning of Period	$16.85		$15.30	$16.74	$13.34	$15.09	$17.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (c)	(0.07)		0.31	0.31	0.23	0.13	0.17
Net Realized and Unrealized Gain (Loss) on Investments (g)	0.15		1.48	(0.59)	3.32	0.50	(2.08)
Total from Investment Operations	0.08		1.79	(0.28)	3.55	0.63	(1.91)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.71)		(0.24)	(1.16)	(0.15)	(2.38)	—
Return of Capital	(0.04)		—	—	—	—	—
Total Distributions	(0.75)		(0.24)	(1.16)	(0.15)	(2.38)	—
Net Asset Value, End of Period	$16.18		$16.85	$15.30	$16.74	$13.34	$15.09
Total Return	0.14	%(d)	12.05%	-2.34%	26.94%	3.07%	-11.24	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$8,992		$12,740	$9,269	$6,793	$6,082	$6,880

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (Before Advisory Fees Waived)	0.70	%(e)	0.70%	0.70%	0.70%	0.70%	0.99	%(e)
Expenses to Average Net Assets (After Advisory Fees Waived)	0.70	%(e)	0.70%	0.70%	0.70%	0.69%	0.99	%(e)
Net Investment Income (Loss) to Average Net Assets	-0.66	%(e)	1.97%	1.84%	1.57%	0.95%	1.44	%(e)
Portfolio Turnover Rate (f)	193	%(d)	45%	20%	34%	410%	266	%(d)

(a)	For the period October 1, 2019 to April 30, 2020. See Note 1.
(b)	Commencement of operations on March 10, 2015.
(c)	Calculated based on average shares outstanding during the period.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions.
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020

NOTE 1 – ORGANIZATION

Pacer Trendpilot ® US Large Cap ETF (“PTLC”), Pacer Trendpilot ® US Mid Cap ETF (“PTMC”), Pacer Trendpilot ® 100 ETF (“PTNQ”), Pacer Trendpilot ® European Index ETF (“PTEU”), Pacer Global Cash Cows Dividend ETF (“GCOW”), Pacer US Cash Cows 100 ETF (“COWZ”), Pacer US Small Cap Cash Cows 100 ETF (“CALF”), Pacer Developed Markets International Cash Cows 100 ETF (“ICOW”), Pacer WealthShield ETF (“PWS”), Pacer Military Times Best Employers ETF (“VETS”), Pacer Benchmark Industrial Real Estate SCTRSM ETF (“INDS”), Pacer Benchmark Retail Real Estate SCTRSM ETF (“RTL”), Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF (“SRVR”), Pacer US Export Leaders ETF (“PEXL”), Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF (“SZNE”), Pacer US Cash Cows Growth ETF (“BUL”), Pacer Trendpilot ® International ETF (“PTIN”), Pacer Emerging Markets Cash Cows 100 ETF (“ECOW”), Pacer Trendpilot ® Fund of Funds ETF (“TRND”), Pacer Cash Cows Fund of Funds ETF (“HERD”), Pacer Trendpilot ® US Bond ETF (“PTBD”), Pacer CSOP FTSE China A50 ETF (“AFTY”) and Pacer American Energy Independence ETF (“USAI”), (individually the “Fund” or collectively the “Funds”) are series of Pacer Funds Trust (the “Trust”), a Delaware statutory trust organized on August 12, 2014. USAI fiscal year end is October 31st and as such is not included in these financial statements. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objectives of the Funds are to seek to track the total return performance, before fees and expenses, of the Pacer Trendpilot ® US Large Cap Index, the Pacer Trendpilot ® US Mid-Cap Index, the Pacer NASDAQ-100 Trendpilot ® Index, the Pacer Trendpilot ® European Index, the Pacer Global Cash Cows High Dividends 100 Index, the Pacer US Cash Cows 100 Index, the Pacer US Small Cap Cash Cows Index, the Pacer Developed Markets International Cash Cows 100 Index, the Pacer WealthShield Index, the Military Times Best for VETSSM Index, the Benchmark Retail Real Estate SCTRSM Index, the Benchmark Industrial Real Estate SCTRSM Index, the Benchmark Data & Infrastructure Real Estate SCTRSM Index, the US Export Leaders Index, the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index, the Pacer US Cash Cows Growth Index, the Pacer Trendpilot ® International Index, the Pacer Emerging Markets Cash Cows 100 Index, Pacer Trendpilot ® Fund of Funds Index, the Pacer US Cash Cows Growth Index, the Pacer Trendpilot ® US Bond Index, and the FTSE China A50 Net Total Return Index. PTLC, PTMC, and PTNQ commenced operations on June 11, 2015. PTEU commenced operations on December 14, 2015. GCOW commenced operations on February 22, 2016. COWZ commenced operations on December 16, 2016. CALF and ICOW commenced operations on June 16, 2017. PWS commenced operations on December 11, 2017. VETS commenced operations on April 9, 2018. INDS commenced operations on May 14, 2018. RTL and SRVR commenced operations on May 15, 2018. PEXL and SZNE commenced operations on July 23, 2018. BUL, PTIN, and ECOW commenced operations on May 2, 2019. TRND and HERD commenced operations on May 3, 2019. PTBD commenced operations on October 22, 2019. AFTY commenced operations on March 10, 2015. Each of the Funds are non-diversfied series of the Trust except for PTLC, PTMC, PTEU, GCOW, PEXL and COWZ.

AFTY is the successor in interest to CSOP FTSE China A50 ETF (the “Predecessor Fund”) having the same investment objective that was included as a series of another investment company, CSOP ETF Trust, and advised by AFTY’s investment adviser at the time and current sub-adviser, CSOP Asset Management Limited (“CSOP). On January 21, 2020, the shareholders of the Predecessor Fund approved the tax-free reorganization of the Predecessor Fund with and into Pacer CSOP FTSE China A50 ETF, and effective as of the close of business on January 22, 2020, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of Pacer CSOP FTSE China A50 ETF. For financial reporting purposes, assets received, and shares issued by AFTY were recorded at fair value; however, Chinese regulations prohibited free of payment (i.e., in-kind) transfers of China A shares and required that all securities be crossed on an exchange against local currency. These constraints prevented the Predecessor Fund from directly transferring the securities within its portfolio to AFTY. The Predecessor Fund sold all of its assets and transferred the proceeds to AFTY, at which time AFTY used the transferred proceeds to repurchase the same or similar securities to those sold by the Predecessor Fund. The Predecessor Fund recognized taxable gain on the sale of its assets; however, AFTY also expects to use its capital loss carryforwards to offset any gain recognized from the selling of its assets. Accordingly, neither the Predecessor Fund nor AFTY expects to make a capital gain distribution solely because of the reorganization. While the Predecessor Fund may also realize losses on the sale of its assets, to the extent AFTY repurchased (or entered into a contract to or option to repurchase) the same shares of stock or securities within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of such securities) any losses by the Predecessor Fund have been disallowed under the “wash sales” rule. Such losses will be reflected in an adjustment to the basis of the securities acquired by AFTY. Costs incurred by AFTY in connection with the reorganization were paid by the Sub-Adviser. The fiscal year end of the Predecessor Fund was September 30. The reporting period covered by this annual report for AFTY is October 1, 2019 through April 30, 2020. Operations prior to January 22, 2020 were for the Predecessor Fund. The net assets were $13,150,293, including ($3,630,464) of net unrealized depreciation, ($1,198,629) of undistributed (accumulated) net investment income, and ($3,267,672) of undistributed (accumulated) net realized loss and shares outstanding were 755,882, all of which were transferred into the Trust at NAV at the close of business on January 22, 2020.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

The primary purpose of the reorganization was to move the existing Fund from its existing trust to another trust, which the Pacer Advisors, Inc. (the “Adviser”) believed would allow the Fund to become part of a series of a stable fund family with a consistent Adviser across all funds in the Trust. Shareholders are expected to benefit accordingly and to enjoy an improvement in the level and quality of services provided to them and the Fund. During the fiscal year ended April 30, 2020, the Fund accepted a cash contribution of $25,686 to reimburse the Fund for securities transactions related to the reorganization.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”) with the exceptions of VETS, ECOW, and HERD, which is listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”) and RTL, INDS, SRVR, PEXL, SZNE, BUL, PTIN, TRND, PTBD, and AFTY, which are listed and traded on the NYSE Arca, Inc. (“NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 50,000 shares except PTBD which generally consist of 100,000 shares.. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Pacer Financial, Inc. (the “Distributor”). Prior to January 23, 2020, ALPS Distributors, Inc. acted as the principal underwriter for AFTY. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of Shares, which have no front end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. PTLC charges $500, PTMC charges $500, PTNQ charges $250, PTEU charges $2,000, GCOW charges $1,500, COWZ charges $250, CALF charges $250, ICOW charges $1,500, PWS charges $500, VETS charges $250, INDS charges $250, RTL charges $250, SRVR charges $250, PEXL charges $250, SZNE charges $500, BUL charges $250, PTIN charges $8,000, ECOW charges $1,750, HERD charges $250, TRND charges $250, PTBD charges $500, and AFTY charges $250 for the standard fixed creation fee, payable to the Custodian. For the PTLC, PTMC, PTNQ, PTEU, and PTIN, the standard fixed creation transaction fee is $200 when the Deposit Securities include only U.S. Treasury bills. For PTBD, the standard fixed creation transaction fee is $250 when the Deposit Securities include only U.S. Treasury bills. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction for the Funds, except AFTY which may charge up to a maximum of 8% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exceptin of exchange-traded open-end investment companies, which are priced as equity securities described above.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2

– Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2020:

PTLC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Short-Term Investments	$176,611	$2,422,073,656	$—	$—	$2,422,250,267
Investments Purchased with Proceeds from Securities Lending	—	—	—	748,680,000	748,680,000
Total Investments in Securities	$176,611	$2,422,073,656	$—	$748,680,000	$3,170,930,267

^ See Schedule of Investments for industry breakouts.

PTMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$6,676	$—	$—	$—	$6,676
Short-Term Investments	20,298,720	519,959,482	—	—	540,258,201
Investments Purchased with Proceeds from Securities Lending	—	—	—	162,796,536	162,796,536
Total Investments in Securities	$20,305,396	$519,959,482	$—	$162,796,536	$703,061,414

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

PTNQ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$739,326,394	$—	$—	$—	$739,326,394
Short-Term Investments	209,575	—	—	—	209,575
Investments Purchased with Proceeds from Securities Lending	—	—	—	99,368,834	99,368,834
Total Investments in Securities	$739,535,969	$—	$—	$99,368,834	$838,904,803

^ See Schedule of Investments for industry breakouts.

PTEU

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$2,295	$—	$6,622	$—	$8,917
Short-Term Investments	7,001,125	83,994,760	—	—	90,995,885
Investments Purchased with Proceeds from Securities Lending	—	—	—	26,928,000	26,928,000
Total Investments in Securities	$7,003,420	$83,994,760	$6,622	$26,928,000	$117,932,802

^ See Schedule of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PTEU(a)	Balance as of 4/30/2019	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 04/30/20	Net Change in Unrealized Appreciation (Depreciation) on securities held at 04/30/20
Common Stocks	$ 6,778	$ —	$ (156)	$ —	$ —	$ —	$ —	$ 6,622	$ (17,745)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PTEU	Fair Value as of 4/30/2020	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input
Common Stocks	$6,622	Last Trade Price	Stale Data	5.26 EUR

*	Table presents information for one security, which has been valued at 5.26 EUR throughout the period.

For the period ended April 30, 2020, the Fund did not recognize any transfers to or from Level 3.

GCOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$130,713,929	$—	$—	$—	$130,713,929
Real Estate Investment Trusts	3,120,786	—	—	—	3,120,786
Short-Term Investments	173,418	—	—	—	173,418
Investments Purchased with Proceeds from Securities Lending	—	—	—	35,692,945	35,692,945
Total Investments in Securities	$134,008,133	$—	$—	$35,692,945	$169,701,078

^ See Schedule of Investments for country breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

COWZ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$188,616,647	$—	$—	$—	$188,616,647
Real Estate Investment Trusts	1,078,294	—	—	—	1,078,294
Short-Term Investments	247,294	—	—	—	247,294
Investments Purchased with Proceeds from Securities Lending	—	—	—	55,713,285	55,713,285
Total Investments in Securities	$189,942,235	$—	$—	$55,713,285	$245,655,520

^ See Schedule of Investments for industry breakouts.

CALF

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$14,275,373	$—	$—	$—	$14,275,373
Real Estate Investment Trusts	221,833	—	—	—	221,833
Short-Term Investments	25,861	—	—	—	25,861
Investments Purchased with Proceeds from Securities Lending	—	—	—	3,692,829	3,692,829
Total Investments in Securities	$14,523,067	$—	$—	$3,692,829	$18,215,896

^ See Schedule of Investments for industry breakouts.

ICOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$20,329,779	$—	$—	$—	$20,329,779
Preferred Stocks	388,890	—	—	—	388,890
Real Estate Investment Trusts	80,113	—	—	—	80,113
Investments Purchased with Proceeds from Securities Lending	—	—	—	4,268,426	4,268,426
Total Investments in Securities	$20,798,782	$—	$—	$4,268,426	$25,067,208

^ See Schedule of Investments for country breakouts.

PWS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Contingent Value Rights	$—	$—	$2,886	$—	$2,886
Exchange Traded Funds	2,404,224	—	—	—	2,404,224
U.S. Treasury Notes/Bonds	—	48,665,264	—	—	48,665,264
Short-Term Investments	16,775	—	—	—	16,775
Investments Purchased with Proceeds from Securities Lending	—	—	—	14,840,252	14,840,252
Total Investments in Securities	$2,420,999	$48,665,264	$2,886	$14,840,252	$65,929,401

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PWS(a)	Balance as of 4/30/2019	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 04/30/20	Net Change in Unrealized Appreciation (Depreciation) on securities held at 04/30/20
Contingent Value Rights	$ —	$ —	$ —	$ —	$ —	$ 2,886	$ —	$ —	$ 2,886	$ 2,886

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PWS	Fair Value as of 4/30/2020	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input
Contingent Value Rights	$2,886	Acquisition Price	Stale Data	$0.46

*	Table presents information for one security, which has been valued at $0.46 throughout the period.

VETS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$2,763,816	$—	$—	$—	$2,763,816
Exchange Traded Funds	1,452	—	—	—	1,452
Short-Term Investments	5,884	—	—	—	5,884
Total Investments in Securities	$2,771,152	$—	$—	$—	$2,771,152

^ See Schedule of Investments for industry breakouts.

RTL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Real Estate Investment Trusts	$806,166	$—	$—	$—	$806,166
Short-Term Investments	703	—	—	—	703
Investments Purchased with Proceeds from Securities Lending	—	—	—	167,149	167,149
Total Investments in Securities	$806,869	$—	$—	$—	$974,018

^ See Schedule of Investments for industry breakouts.

INDS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Real Estate Investment Trusts	$47,796,690	$—	$—	$—	$47,796,690
Short-Term Investments	327,290	—	—	—	327,290
Investments Purchased with Proceeds from Securities Lending	—	—	—	2,260,475	2,260,475
Total Investments in Securities	$48,123,980	$—	$—	$2,260,475	$50,384,455

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

SRVR

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$81,137,619	$—	$—	$—	$81,137,619
Exchange Traded Funds	8,882,189	—	—	—	8,882,189
Real Estate Investment Trusts	461,882,896	—	—	—	461,882,896
Short-Term Investments	9,503,044	—	—	—	9,503,044
Investments Purchased with Proceeds from Securities Lending	—	—	—	104,768,136	104,768,136
Total Investments in Securities	$561,405,748	$—	$—	$—	$666,173,884

^ See Schedule of Investments for industry breakouts.

PEXL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,231,340	$—	$—	$—	$1,231,340
Exchange Traded Funds	12,842	—	—	—	12,842
Real Estate Investment Trusts	11,606	—	—	—	11,606
Short-Term Investments	1,602	—	—	—	1,602
Total Investments in Securities	$1,257,390	$—	$—	$—	$1,257,390

^ See Schedule of Investments for industry breakouts.

SZNE

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$60,549,640	$—	$—	$—	$60,549,640
Short-Term Investments	105,263	—	—	—	105,263
Total Investments in Securities	$60,654,903	$—	$—	$—	$60,654,903

^ See Schedule of Investments for industry breakouts.

BUL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,142,142	$—	$—	$—	$1,142,142
Short-Term Investments	2,386	—	—	—	2,386
Total Investments in Securities	$1,144,528	$—	$—	$—	$1,144,528

^ See Schedule of Investments for industry breakouts.

PTIN

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$46,904	$—	$—	$—	$46,904
Short-Term Investments	21,009,813	129,991,214	—	—	151,001,027
Total Investments in Securities	$21,056,717	$129,991,214	$—	$—	$151,047,931

^ See Schedule of Investments for country breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

ECOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$879,970	$—	$—	$—	$879,970
Preferred Stocks	48,235	—	—	—	48,235
Exchange Traded Funds	19,581	—	—	—	19,581
Real Estate Investment Trusts	3,914	—	—	—	3,914
Short-Term Investments	4,684	—	—	—	4,684
Total Investments in Securities	$956,384	$—	$—	$—	$956,384

^ See Schedule of Investments for country breakouts.

HERD

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$1,040,992	$—	$—	$—	$1,040,992
Short-Term Investments	411	—	—	—	411
Total Investments in Securities	$1,041,403	$—	$—	$—	$1,041,403

TRND

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$27,367,941	$—	$—	$—	$27,367,941
Short-Term Investments	13,373	—	—	—	13,373
Total Investments in Securities	$27,381,314	$—	$—	$—	$27,381,314

PTBD

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
U.S. Treasury Notes/Bonds	$—	$143,281,918	$—	$—	$143,281,918
Short-Term Investments	75,263	—	—	—	75,263
Total Investments in Securities	$75,263	$143,281,918	$—	$—	$143,357,181

AFTY

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$8,959,112	$—	$—	$—	$8,959,112
Short-Term Investments	31,921	—	—	—	31,921
Total Investments in Securities	$8,991,033	$—	$—	$—	$8,991,033

^ See Schedule of Investments for industry breakouts.

During the period ended April 30, 2020, the Funds did not recognize any transfers to or from Level 3.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the fiscal period/year ended April 30, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal period/year ended April 30, 2020, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Management has analyzed each of the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in each of the Fund’s 2020 tax returns. During the year/period ended April 30, 2020, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of highest amortized cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REIT”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income for the PTLC, PTMC, PTNQ, PTEU, PTIN, TRND, and AFTY, are declared and paid on an annual basis. The GCOW, COWZ, CALF, ICOW, PWS, VETS, PEXL, INDS, RTL, SRVR, SZNE, BUL, ECOW, HERD and PTBD are declared and paid on a quarterly basis. The net realized gains on securities normally are declared and paid on an annual basis for all Funds. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the Cboe, Nasdaq and/or New York’s Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

I.

Reclassification of Capital Accounts. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period/year ended April 30, 2020, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid In Capital
PTLC	$(146,749,396)	$146,749,396
PTMC	(15,413,212)	15,413,212
PTNQ	(18,103,919)	18,103,919
PTEU	(7,513,275)	7,513,275
GCOW	(4,967,660)	4,967,660
COWZ	(16,682,090)	16,682,090
CALF	(1,752,977)	1,752,977
ICOW	(1,263,971)	1,263,971
PWS	(3,271,211)	3,271,211
VETS	(327,505)	327,505
RTL	(185,031)	185,031
INDS	(236,208)	236,208
SRVR	(3,025,386)	3,025,386
PEXL	(239,319)	239,319
SZNE	3,476,053	(3,476,053)
BUL	(247,111)	247,111
PTIN	(2,884,127)	2,884,127
ECOW	(132,260)	132,260
HERD	4,200	(4,200)
TRND	—	—
PTBD	(123,509)	123,509
AFTY	28,865	(28,865)

During the fiscal year/period ended April 30, 2020, the Funds’ realized the following net capital gains/(losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in-capital.

PTLC	$152,994,042
PTMC	32,298,842
PTNQ	19,066,067
PTEU	7,519,816
GCOW	6,216,192
COWZ	20,338,001
CALF	2,844,207
ICOW	1,547,891
PWS	3,274,584
VETS	328,018
RTL	191,232
INDS	222,076
SRVR	3,031,680
PEXL	287,024
SZNE	(3,441,334)
BUL	286,571
PTIN	2,874,669
ECOW	178,277

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

HERD	$(4,200)
TRND	—
PTBD	131,641
AFTY	—

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pacer Advisors, Inc. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. For services provided to the Funds, PTLC pays the Adviser 0.60%, PTMC pays the Adviser 0.60%, PTNQ pays the Adviser 0.65%, PTEU pays the Adviser 0.65%, GCOW pays the Adviser 0.60%, COWZ pays the Adviser 0.49%, CALF pays the Adviser 0.59%, ICOW pays the Adviser 0.65%, PWS pays the Adviser 0.60%, VETS pays the Adviser 0.60%, INDS pays the Adviser 0.60%, RTL pays the Adviser 0.60%, SRVR pays the Adviser 0.60%, PEXL pays the Adviser 0.60%, SZNE pays the Adviser 0.60%, BUL pays the Adviser 0.60%, PTIN pays the Adviser 0.65%, ECOW pays the Adviser 0.70%, HERD pays the Adviser 0.15%, TRND pays the Adviser 0.15%, PTBD pays the Adviser 0.60%, and AFTY pays the Adviser 0.70% at an annual rate based on each Fund’s average daily net assets.

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Vident Investment Advisory, LLC (“Vident”) serves as the sub-adviser to PTBD and CSOP serves as the sub-adviser to AFTY. Each sub-adviser has responsibility for selecting and continuously monitoring the Fund’s investments. Sub-Advisory fees earned by Vident and CSOP are paid by the Adviser.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. The Funds did not pay any fees or commissions to the Distributor during the fiscal period ended April 30, 2020.

Certain officers and a Trustee of the Trust are affiliated with the Adviser and Distributor.

NOTE 4 – SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”) doing business as U.S. Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Custodian acts as securities lending agent (the “Securities Lending Agent”) for the Funds.

Prior to January 23, 2020, Brown Brothers Harriman & Co. (“BBH) served as administrator and custodian for AFTY.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of April 30, 2020, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

During the period ended April 30, 2020, the Funds (excluding VETS, PEXL, SZNE, BUL, PTIN, ECOW, HERD, TRND, PTBD, and AFTY) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations.

NOTE 6 – SECURED BORROWINGS

The following represents gross obligations for secured borrowings by remaining time to maturity as of April 30, 2020.

Securities Lending Transactions

Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
PTLC	$748,680,000
PTMC	162,796,536
PTNQ	99,368,834
PTEU	26,928,000
GCOW	35,692,945
COWZ	55,713,285
CALF	3,692,829
ICOW	4,268,426
PWS	14,840,252
VETS	—
RTL	167,149
INDS	2,260,475
SRVR	104,768,136
PEXL	—
SZNE	—
BUL	—
PTIN	—
ECOW	—
HERD	—
TRND	—
PTBD	—
AFTY	—

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

NOTE 7 – OFFSETTING ASSETS AND LIABILITIES

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of April 30, 2020:

Liabilities

				Gross Amounts Net Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PTLC
Securities Lending	$748,680,000	$—	$748,680,000	$748,680,000	$—	$—
PTMC
Securities Lending	162,796,536	—	162,796,536	162,796,536	—	—
PTNQ
Securities Lending	99,368,834	—	99,368,834	99,368,834	—	—
PTEU
Securities Lending	26,928,000	—	26,928,000	26,928,000	—	—
GCOW
Securities Lending	35,692,945	—	35,692,945	35,692,945	—	—
COWZ
Securities Lending	55,713,285	—	55,713,285	55,713,285	—	—
CALF
Securities Lending	3,692,829	—	3,692,829	3,692,829	—	—
ICOW
Securities Lending	4,268,426	—	4,268,426	4,268,426	—	—
PWS
Securities Lending	14,840,252	—	14,840,252	14,840,252	—	—
VETS
Securities Lending	—	—	—	—	—	—
RTL
Securities Lending	167,149	—	167,149	167,149	—	—
INDS	—	—	—	—
Securities Lending	2,260,475	—	2,260,475	2,260,475	—	—
SRVR
Securities Lending	104,768,136	—	104,768,136	104,768,136	—	—
PEXL
Securities Lending	—	—	—	—	—	—
SZNE
Securities Lending	—	—	—	—	—	—
BUL
Securities Lending	—	—	—	—	—	—
PTIN
Securities Lending	—	—	—	—	—	—
ECOW
Securities Lending	—	—	—	—	—	—
HERD
Securities Lending	—	—	—	—	—	—
TRND
Securities Lending	—	—	—	—	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

Gross Amounts Net Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PTBD
Securities Lending	$—	$—	$—	$—	$—	$—
AFTY
Securities Lending	—	—	—	—	—	—

NOTE 8 – INVESTMENT TRANSACTIONS

For the period ended April 30, 2020, the aggregate purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
PTLC	$130,021,868	$108,812,402
PTMC	774,622,196	1,342,923,018
PTNQ	423,657,030	359,870,260
PTEU	12,629,330	108,836,259
GCOW	211,574,559	175,089,666
COWZ	200,845,782	197,768,867
CALF	49,840,792	49,810,438
ICOW	52,810,493	45,921,528
PWS	545,607,777	572,852,583
VETS	585,982	568,171
RTL	612,062	601,420
INDS	11,130,929	8,289,517
SRVR	53,168,710	50,867,892
PEXL	1,015,713	1,291,658
SZNE	115,292,500	114,475,193
BUL	3,398,318	3,348,385
PTIN	27,783,643	131,806,464
ECOW	4,081,949	3,047,875
HERD	43,128	41,390
TRND	755,174	754,922
PTBD	101,822,942	99,412,336
AFTY	28,605,522	33,129,345

For the period ended April 30, 2020, in-kind transactions associated with creations and redemptions are as follows:

	Purchases	Sales
PTLC	$921,249,917	$(63,276,120)
PTMC	129,474,447	(258,180,683)
PTNQ	246,889,648	(90,099,485)
PTEU	26,652,545	(98,097,170)
GCOW	45,977,792	(111,643,363)
COWZ	104,426,533	(144,494,363)
CALF	20,208,571	(43,477,928)
ICOW	4,725,757	(17,206,207)
PWS	24,547,312	(68,519,382)

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

	Purchases	Sales
VETS	$1,493,266	$(1,490,929)
RTL	4,059,344	(4,092,896)
INDS	44,312,334	(5,565,424)
SRVR	511,505,610	(12,715,261)
PEXL	2,754,601	(2,476,657)
SZNE	120,437,176	(56,419,180)
BUL	6,232,889	(5,106,984)
PTIN	128,642,571	(14,884,262)
ECOW	1,626,362	(4,138,096)
HERD	2,528,090	(1,259,222)
TRND	28,497,519	—
PTBD	149,118,158	(9,987,291)
AFTY	—	—

For the period ended April 30, 2020, long-term purchases and sales of U.S. Government Securities were as follows:

	Purchases	Sales
PTLC	$2,498,707,639	$77,678,862
PTMC	1,205,199,859	686,574,011
PTNQ	305,022,875	304,926,461
PWS	292,388,606	245,887,943
PTIN	129,882,824	—
PTBD	159,700,728	19,386,865

During the fiscal year ended April 30, 2017, PTEU accepted a cash contribution in the amount of $409,837 to reimburse the Fund from prior securities transactions.

NOTE 9 – TRANSACTIONS WITH AFFILIATED SECURITIES

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

HERD had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2019	Purchases	Sales	Balance April 30, 2020
BUL	—	20,373	11,020	9,353
CALF	—	20,406	9,934	10,472
COWZ	—	17,002	8,680	8,322
GCOW	—	16,362	8,166	8,196
ICOW	—	19,171	9,661	9,510

	Year Ended April 30, 2020
Security Name	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Depreciation on Investments in Affiliate
BUL	$214,516	$4,070	$(1,954)	$(18,731)
CALF	217,841	3,932	(3,035)	(48,997)
COWZ	209,699	8,933	6,092	(38,380)
GCOW	201,182	16,122	(3,320)	(53,707)
ICOW	197,754	12,252	(6,700)	(60,882)

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Equity Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
40%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index

TRND had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2019	Purchases	Sales	Balance April 30, 2020
PTIN	—	463,584	6,239	457,345
PTLC	—	201,024	2,631	198,393
PTMC	—	200,416	11,500	188,916
PTNQ	—	161,862	5,137	156,725

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

	Year Ended April 30, 2020
Security Name	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliate
PTIN	$10,715,594	$56,429	$(18,549)	$(618,681)
PTLC	5,352,643	32,650	(173)	(576,282)
PTMC	5,351,990	40,813	(33,141)	(127,934)
PTNQ	5,947,714	13,546	4,452	240,477

NOTE 10 – TAX COST BASIS

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes at April 30, 2020 were as follows:

	PTLC	PTMC	PTNQ	PTEU	GCOW
Tax cost of investments	$3,170,570,008	$702,799,261	$798,281,717	$117,923,023	$210,392,185
Gross tax unrealized appreciation	360,259	264,190	104,735,993	29,640	3,473,286
Gross tax unrealized depreciation	—	(2,037)	(64,112,907)	(19,792)	(44,165,970)
Net tax unrealized appreciation (depreciation)	360,259	262,153	40,623,086	9,848	(40,692,684)
Undistributed ordinary income	8,861,367	892,895	518,444	—	1,003,305
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	8,861,367	892,895	518,444	—	1,003,305
Other accumulated (loss)	(480,060,919)	(114,319,732)	(17,582,345)	(47,591,043)	(16,065,766)
Total accumulated gain (loss)	$(470,839,293)	$(113,164,684)	$23,559,185	$(47,581,195)	$(55,755,145)

	COWZ	CALF	ICOW	PWS	VETS
Tax cost of investments	$265,194,167	$20,965,531	$31,710,603	$62,185,260	$2,868,687
Gross tax unrealized appreciation	19,007,834	1,412,888	392,687	3,763,162	232,427
Gross tax unrealized depreciation	(38,546,481)	(4,162,523)	(7,035,962)	(19,021)	(329,962)
Net tax unrealized appreciation (depreciation)	(19,538,647)	(2,749,635)	(6,643,275)	3,744,141	(97,535)
Undistributed ordinary income	294,997	29,901	99,871	49,843	1,691
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	294,997	29,901	99,871	49,843	1,691
Other accumulated (loss)	(40,322,137)	(14,166,371)	(4,486,688)	(23,552,021)	(47,711)
Total accumulated gain (loss)	$(59,565,787)	$(16,886,105)	$(11,030,092)	$(19,758,037)	$(143,555)

	RTL	INDS	SRVR	PEXL	SZNE
Tax cost of investments	$1,596,709	$52,780,742	$638,180,881	$1,316,565	$60,661,892
Gross tax unrealized appreciation	14,088	2,173,457	56,195,327	123,586	—
Gross tax unrealized depreciation	(636,779)	(4,569,744)	(28,202,324)	(182,761)	(6,989)
Net tax unrealized appreciation (depreciation)	(622,691)	(2,396,287)	27,993,003	(59,175)	(6,989)
Undistributed ordinary income	—	30,349	—	617	23,090
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	—	30,349	—	617	23,090
Other accumulated (loss)	(72,744)	(1,978,292)	(536,329)	(258,045)	(15,029,291)
Total accumulated gain (loss)	$(695,435)	$(4,344,230)	$27,456,674	$(316,603)	$(15,013,190)

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

	BUL	PTIN	ECOW	HERD	TRND
Tax cost of investments	$1,219,620	$151,020,429	$1,194,453	$1,262,100	$28,517,104
Gross tax unrealized appreciation	96,071	38,733	48,677	2,904	360,438
Gross tax unrealized depreciation	(171,163)	(11,231)	(286,759)	(223,601)	(1,496,228)
Net tax unrealized appreciation (depreciation)	(75,092)	27,502	(238,082)	(220,697)	(1,135,790)
Undistributed ordinary income	324	227,453	13,585	—	—
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	324	227,453	13,585	—	—
Other accumulated (loss)	(205,376)	(12,612,233)	(41,058)	(4,717)	(6,020)
Total accumulated gain (loss)	$(280,144)	$(12,357,278)	$(265,555)	$(225,414)	$(1,141,810)

	PTBD	AFTY
Tax cost of investments	$140,301,610	$9,606,950
Gross tax unrealized appreciation	3,109,727	256,734
Gross tax unrealized depreciation	(54,156)	(872,569)
Net tax unrealized appreciation (depreciation)	3,055,571	(615,835)
Undistributed ordinary income	40,452	—
Undistributed long-term gain	—	—
Total distributable earnings	40,452	—
Other accumulated (loss)	(1,000,103)	(1,191,687)
Total accumulated gain (loss)	$2,095,920	$(1,807,522)

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in Real Estate Investment Trusts, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after April 30 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At April 30, 2020, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
PTLC	$228,446,268	$251,614,651	Indefinite
PTMC	106,713,763	7,605,969	Indefinite
PTNQ	16,331,208	1,251,137	Indefinite
PTEU	38,573,148	8,767,332	Indefinite
GCOW	7,383,320	8,684,188	Indefinite
COWZ	26,797,213	13,524,924	Indefinite
CALF	10,982,976	3,183,395	Indefinite
ICOW	2,707,011	1,779,379	Indefinite
PWS	23,552,021	—	Indefinite
VETS	30,831	16,880	Indefinite
RTL	72,743	—	Indefinite
INDS	1,978,292	—	Indefinite
SRVR	536,329	—	Indefinite
PEXL	230,870	27,175	Indefinite
SZNE	15,029,291	—	Indefinite
BUL	205,376	—	Indefinite
PTIN	12,611,917	—	Indefinite
ECOW	39,967	—	Indefinite
HERD	4,717	—	Indefinite
TRND	—	—	Indefinite
PTBD	1,000,103	—	Indefinite
AFTY	1,166,967	—	Indefinite

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

AFTY utilized $2,385,684 of capital loss carryforward during the current period ended April 30, 2020.

At April 30, 2020, PTEU, TRND and AFTY deferred on a tax basis, a post-October capital loss of $232,971, $6,020 and $24,720, respectively. None of the Funds deferred on a tax bases late-year ordinary losses.

NOTE 11 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the fiscal period ended April 30, 2020 was as follows:

	Ordinary Income	Capital Gains	Return of Capital
PTLC	$33,554,677	$—	$—
PTMC	8,738,254	—	—
PTNQ	3,044,420	—	—
PTEU	4,195,663	—	—
GCOW	8,770,455	—	—
COWZ	6,190,930	—	—
CALF	419,742	—	—
ICOW	1,009,491	—	—
PWS	1,151,877	—	—
VETS	52,852	—	—
RTL	57,170	—	15,792
INDS	656,033	6,106	—
SRVR	2,911,078	—	340,803
PEXL	7,790	—	—
SZNE	898,227	—	—
BUL	24,159	—	—
PTIN	1,060,524	—	—
ECOW	149,137	—	—
HERD	42,529	—	151
TRND	137,281	—	—
PTBD	913,550	—	—
AFTY	961,121	—	58,489

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2019 was as follows:

	Ordinary Income	Capital Gains	Return of Capital
PTLC	$14,704,858	$—	$—
PTMC	5,930,872	—	—
PTNQ	1,575,175	—	—
PTEU	2,870,463	—	—
GCOW	7,760,389	—	—
COWZ	2,630,630	—	—
CALF	329,410	—	—
ICOW	731,370	—	—
PWS	1,397,954	—	—
VETS	38,615	—	—
RTL	83,796	5,909	20,617
INDS	67,295	—	—
SRVR	89,513	1,372	37,487
PEXL	6,972	—	—
SZNE	29,474	—	—

The tax character of distributions paid by AFTY during the fiscal year ended September 30, 2019 was $183,318 of ordinary income.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2020 (Continued)

NOTE 12 – NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to estimated maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated and adopted ASU 2017-08 and concluded these changes do not have a material impact on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the ASU 2018-13 and has decided to adopt the disclosure framework.

NOTE 13 – SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than below.

On June 19, 2020, the following Funds declared distributions from ordinary income to shareholders of record as of June 23, 2020, Payable June 26, 2020, as follows:

	Ordinary Income	Per Share Amount
GCOW	$844,846	$0.16247039
COWZ	$831,412	$0.10868132
CALF	$10,857	$0.01085660
ICOW	$50,773	$0.09231436
PWS	$69,210	$0.03219073
VETS	$5,424	$0.10848020
INDS	$138,409	$0.07284705
SRVR	$2,528,291	$0.12641453
PEXL	$1,786	$0.03571240
SZNE	$104,972	$0.04466907
BUL	$3,387	$0.06773880
ECOW	$10,378	$0.20756760
PTBD	$75,509	$0.01048739

On June 22, 2020, the following Funds declared distributions from ordinary income to shareholders of record as of June 24, 2020, Payable June 29, 2020, as follows:

	Ordinary Income	Per Share Amount
HERD	$7,398	$0.07397700

On May 22, 2020, the Adviser liquidated the assets of RTL.

On June 25, 2020 the Adviser launched four new funds in the Pacer Funds Trust: Pacer BioThreat Strategy ETF, Pacer Lunt Large Cap Alternator ETF, Pacer Lunt Midcap Multi-Factor Alternator ETF, and Pacer Lunt Large Cap Multi-Factor Alternator ETF.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which each Funds invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of each Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Pacer Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pacer Funds Trust and the Shareholders of
Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Retail Real Estate SCTRSM ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer US Export Leaders ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer US Cash Cows Growth ETF, Pacer Trendpilot ® International ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Trendpilot ® Fund of Funds ETF, Pacer Trendpilot ® US Bond ETF and Pacer CSOP FTSE China A50 ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Retail Real Estate SCTRSM ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer US Export Leaders ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer US Cash Cows Growth ETF, Pacer Trendpilot ® International ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Trendpilot ® Fund of Funds ETF, and Pacer Trendpilot ® US Bond ETF (the “Funds”), including the schedules of investments, as of April 30, 2020 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended and the related notes (collectively, referred to as the “financial statements”) and the financial highlights for each of the five years or periods in the period then ended. We have audited the accompanying statement of assets and liabilities of the Pacer CSOP FTSE China A50 ETF, including the schedule of investments as of April 30, 2020 and the related statements of operations and changes in net assets and the financial highlights for the period from October 1, 2019 to April 30, 2020. The statement of operations for the year ended September 30, 2019 and the statements of changes in net assets for each of the years ended September 30, 2019 and 2018 and the financial highlights for each of the years or period in the five-year period ended September 30, 2019 was audited by other auditors whose opinion dated November 19, 2019 expressed an unqualified opinion on those financial statements. The Pacer CSOP FTSE China A50 ETF is included in (the “Funds”) reference for all other paragraphs.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds, as of April 30, 2020, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, as noted in the previous paragraph, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of April 30, 2020, by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015

Abington, Pennsylvania
June 29, 2020

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each other Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.PacerETFs.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year/period ended April 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PTLC	97.51%
PTMC	75.77%
PTNQ	94.93%
PTEU	99.94%
GCOW	97.34%
COWZ	100.00%
CALF	100.00%
ICOW	100.00%
PWS	64.11%
VETS	100.00%
RTL	2.25%
INDS	0.07%
SRVR	3.15%
PEXL	100.00%
SZNE	100.00%
BUL	100.00%
PTIN	100.00%
ECOW	45.09%
HERD	95.50%
TRND	93.23%
PTBD	0.00%
AFTY	94.27%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year/period ended April 30, 2020 was as follows:

PTLC	96.80%
PTMC	75.12%
PTNQ	93.34%
PTEU	0.00%
GCOW	26.86%
COWZ	100.00%
CALF	100.00%
ICOW	0.08%
PWS	62.64%
VETS	100.00%
RTL	2.25%
INDS	0.00%
SRVR	1.52%
PEXL	100.00%
SZNE	100.00%

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

BUL	100.00%
PTIN	0.03%
ECOW	0.00%
HERD	0.00%
TRND	52.77%
PTBD	0.00%
AFTY	0.00%

Short Term Capital Gains

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each fund were as follows:

PTLC	0.00%
PTMC	0.00%
PTNQ	0.00%
PTEU	0.00%
GCOW	0.00%
COWZ	0.00%
CALF	0.00%
ICOW	0.00%
PWS	0.00%
VETS	0.00%
RTL	0.00%
INDS	0.00%
SRVR	0.00%
PEXL	0.00%
SZNE	0.00%
BUL	0.00%
PTIN	0.00%
ECOW	0.00%
HERD	0.00%
TRND	4.34%
PTBD	0.00%
AFTY	0.00%

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the year/period ended April 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
PTLC	$—	$—	$—	$—
PTMC	—	—	—	—
PTNQ	—	—	—	—
PTEU	508,255	508,255	0.13	0.13
GCOW	575,395	558,448	0.10	0.10
COWZ	—	—	—	—
CALF	—	—	—	—
ICOW	110,070	109,411	0.10	0.10
PWS	—	—	—	—

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
VETS	$—	$—	$—	$—
RTL	—	—	—	—
INDS	—	—	—	—
SRVR	—	—	—	—
PEXL	—	—	—	—
SZNE	—	—	—	—
BUL	—	—	—	—
PTIN	149,935	149,358	0.02	0.02
ECOW	18,857	18,786	0.19	0.19
HERD	1,853	1,853	0.04	0.04
TRND	5,580	5,580	0.01	0.01
PTBD	—	—	—	—
AFTY	—	—	—	—

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governements.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

NOTE 3 – DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at http://www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.paceretfs.com daily.

NOTE 4 – PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.paceretfs.com. Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30 is available without charge, upon request, by calling (800) 617-0004 or by accessing the website of the SEC.

NOTE 5 – BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees thereof who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), held a meeting on March 16, 2020 (the “Meeting”) for the purpose of, among other things, the consideration of, and voting on, the proposed approval of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”), relating to Pacer Trendpilot US Large Cap ETF, Pacer Trendpilot US Mid Cap ETF, Pacer Trendpilot 100 ETF, Pacer Trendpilot European ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows ETF, Pacer Small Cap Cash Cows, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Retail Real Estate ETF, Pacer Benchmark Industrial Real Estate ETF, Pacer Benchmark Data & Infrastructure Real Estate ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, and the Pacer U.S. Export Leaders ETF. Additionally, the Board, including the Independent Trustees, held in-person meetings on October 8 and October 21, 2019, for the purpose of, among other things, the consideration of, and voting on, the proposed approval of the Investment Advisory Agreement relating to Pacer CSOP FTSE CHINA A50 ETF (“AFTY”) and the proposed approval of an investment

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and CSOP Asset Management Limited (the “Sub-Advisor”) with respect to AFTY. Each of the aforenamed funds is referred to as a “Fund” and, together, as the “Funds”. Each of the aforementioned meetings is referred to as a “Meeting” and, together, as the “Meetings”.

The Board, including a majority of the Trust’s Independent Trustees voting separately, approved the Investment Advisory Agreement and the Sub-Advisory Agreement at the Meetings, respectively, based on its review of qualitative and quantitative information provided by the Advisor and the Sub-Advisor, as well as the Trust’s other service providers. Prior to deciding to approve the Investment Advisory Agreement and the Sub-Advisory Agreement at the Meetings, respectively, the Independent Trustees requested and obtained from the Advisor and he Sub-Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Prior to approval, the Board obtained and reviewed a variety of information, including certain information regarding each Fund’s proposed expenses relative to the expenses of other comparable funds. At the Meetings, respectively, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement and the Sub-Advisory Agreement; (2) the Advisor’s and the Sub-Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement; (3) the Advisor’s and Sub-Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor and the Sub-Advisor is prepared to provide to each Fund under consideration; (5) the advisory fee payable by each such Fund to the Advisor for its services and the sub-advisory fee payable to the Sub-Advisor by the Advisor under its respective Sub-Advisory Agreement; (6) certain comparative information regarding each such Fund’s expenses and performance relative to the expenses and performance of other funds; (7) a copy of the Trust’s registration statement and prospectuses; and (8) information regarding the ownership and management structure, financial condition, and compliance program of the Advisor and the Sub-Advisor. Representatives from the Advisor and the Sub-Advisor presented additional information and participated in question and answer sessions at the Meetings to help the Board evaluate the Advisor’s and the Sub-Advisor’s services and fees, as well as other aspects of the Investment Advisory Agreement and the Sub-Advisory Agreement.

In considering the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement at the Meetings, respectively, the Board considered various factors that the Trustees determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and the Sub-Adviser, including the performance of the Advisor and Sub-Advisor with respect to each relevant Fund; (ii) the costs and benefits, including the fee to be paid to the Advisor by each Fund, of the advisory services to be provided to the Funds; (iii) the fee paid to the Sub-Advisor by the Advisor; and (iv) potential economies of scale.

●

Nature, Extent and Quality of Services to be Provided by the Advisor and the Sub-Advisor. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and the Sub-Advisor under the Sub-Advisory Agreement. In this regard, the Trustees reviewed each Fund’s investment goal and proposed investment strategy, and each of the Advisor’s and Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. With respect to sub-advisory services to be provided by the Sub-Advisor, the Board noted that the Sub-Advisor would have assets allocated to it by the Advisor and considered the proposed Sub-Advisor’s ability to ensure compliance with AFTY’s strategies, policies, and limitations. The Trustees also considered the successful performance of the Sub-Advisor in managing investment products with investment strategies similar to the investment strategy of AFTY. In addition, the Trustees reviewed the management team at the Advisor and the Sub-Advisor that would be responsible for managing each Fund, including staffing, skills and compensation program, and considered various other portfolios advised by the Advisor and the Sub-Advisor and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding the Sub-Advisor’s compliance program as such relates to the operation of AFTY. Finally, the Board considered the selection and due diligence process employed by the Advisor in proposing the Sub-Advisor to the AFTY, including the due diligence undertaken with respect to the Sub-Advisor’s compliance capabilities.

Based on its review, the Board determined that each of the Advisor and the Sub-Advisor is capable of providing all necessary advisory and sub-advisory services required by each relevant Fund, as indicated by the Advisor’s and Sub-Advisor’s management capabilities, the professional qualifications and experience of its portfolio management personnel and the performance of the Funds relative to comparable funds managed by other investment advisers (each a “Peer Group”) and other products managed by the Advisor and the Sub-Advisor with similar investment objectives and strategies as each Fund. The Board also considered other services provided to the Funds by the Advisor and the Sub-Advisor, where relevant, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Funds by the Advisor and the Sub-Advisor, respectively.

●

Costs and Benefits of Advisory Services to be Provided to the Funds. In considering the advisory fees payable by the Trust to the Advisor and each Fund’s expense ratio, the Board reviewed data compiled by the Advisor comparing the expense ratios of each Fund with the expense ratios of the ETFs and other funds in each Fund’s Peer Group. The Board compared each Fund’s expense ratio to the expense ratios of funds in its Peer Group, focusing on whether each Fund was charged fees that were within the range of fees charged by those in the Peer Group. It also noted that the Advisor had contractually agreed to pay the operating expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and incidental or “fall-out” benefits received (or proposed or likely to be received) by the Advisor from its relationship with the Funds, taking into account assessments of the Advisor’s profitability prepared and shared by the Advisor’s management.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each Fund’s advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Advisor.

●

Costs and Benefits of Sub-Advisory Advisory Services to be Provided to the Funds. The Board noted that the sub-advisory fees paid to the Sub-Advisor would be paid by the Advisor and would not be additional fees to be borne by AFTY. The Board also noted that the sub-advisory fees were the product of arms-length negotiations between the Advisor and the Sub-Advisor. In considering the sub-advisory fees payable by the Advisor to the Sub-Advisor, the Board evaluated the compensation and benefits proposed or likely to be received by the Sub-Advisor from the Advisor relating to AFTY. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees payable to the Sub-Advisor under the Sub-Advisory Agreement with the Advisor were reasonable in light of the nature and quality of the services rendered and, where relevant, expected to be rendered by the Sub-Advisor.

●

Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Advisor and the Sub-Advisor as the assets of the Funds may grow in the future.

Based on its deliberations and its evaluation of the information described above, at the Meetings, respectively, the Board, including the Independent Trustees: (a) concluded that the terms of the Investment Advisory Agreement with respect to each Fund are fair and reasonable; (b) concluded that the terms of the Sub-Advisory Agreement with respect to AFTY is fair and reasonable; (c) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Advisor to each Fund; (d) concluded that the Sub-Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Sub- Advisor; (e) agreed to approve the Investment Advisory Agreement as to each Fund for a term of two years; and (f) agreed to approve the Sub-Advisory Agreement as to AFTY for a term of two years. In its deliberations at the Meetings, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

NOTE 6 – TRUSTEES AND OFFICERS

The business of the Funds is managed under the direction of the Board of Trustees. The Board of Trustees formulates the general policies of the Funds and meets periodically to review the Funds’ performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustee”). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The address of each Trustee and officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, PA 19335. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (800) 617-0004.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee , Chairman, President and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)	23	Director, First Cornerstone Bank (2000-2016)
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	23	None
Jonathan H. Newman, Sr. Born: 1962	Trustee	Indefinite Term; since 2015	CEO and Chairman, Newman Wine & Spirits (since 2007)	23	None
Dennis J. Ryan Born: 1947	Trustee	Indefinite Term; since 2017	Principal/Owner, Brendan Abstract Company, Inc. (title insurance) (since 1999)	23	None
Officers who are not Trustees:
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)	N/A	None
Bruce Kavanaugh Born: 1964	Secretary	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2004), Vice President, Pacer Financial, Inc. (since 2004)	N/A	None
Perpetua Seidenberg Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (since 2014); Auditor, PricewaterhouseCoopers (2012-2014)	N/A	None

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Mr. Thomson is an “Interested Person” by reason of his relationship with the Adviser.

Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor inaccordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and services for a period of one year, or until his or her successor is duly elected and qualified.

The Statement of Additional Information includes additional information, including compensation, about the Funds’ Trustees.

NOTE 7 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD,LLP was previously the principal accountant for AFTY. On January 22, 2020 that firm resigned and Sanville & Company was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees. During the fiscal year ended September 30, 2019, there were no: (1) disagreements with BBD, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of BBD, LLP on the financial statements of AFTY as of and for the year ended September 30, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Advisor Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, PA 19355

Index Provider

Index Design Group, LLC
500 Chesterfield Parkway
Malvern, PA 19355

Benchmark Investments, LLC
1115 Broadway, 12th Floor
New York, NY 10010

CFRA
One New York Plaza, 34th Floor
New York, NY 10004

FTSE International Limited
12th Floor, 10 Upper Bank Street
Canary Wharf, London E14 5NP

VETS Indexes, LLC
6 East 39th Street, Suite 1003
New York, NY 10016

Sub Adviser Vident Investment Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, GA 30009 CSOP Asset Management Limited 2801-2803, Two Exchange Square, 8 Connaught Place Central, Hong Kong

Distributor Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, PA 19355
Custodian U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive Milwaukee, WI 53212
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm Sanville & Company 1514 Old York Rd. Abington, PA 19001
Legal Counsel Practus, LLP 137 Airdale Road Bryn Mawr, PA 19010

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Deborah Wolk is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. No “Other services” were provided by the principal accountant were. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2020	FYE 04/30/2019
Audit Fees	$184,130	$126,500
Audit-Related Fees	$0	$0
Tax Fees	$25,826	$17,400
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Sanville & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2020	FYE 04/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 04/30/2020	FYE 04/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Jonathan Newman, Dennis Ryan and Deborah Wolk.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There were no changes in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacer Funds Trust

By (Signature and Title)	/s/ Joe Thomson
Joe M. Thomson, President (Principal Executive Officer)

Date	7/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joe Thomson
Joe M. Thomson, President (Principal Executive Officer)

Date	7/6/2020

By (Signature and Title)	/s/ Sean O’Hara
Sean E. O’Hara, Treasurer (Principal Financial Officer)

Date	7/6/2020

*	Print the name and title of each signing officer under his or her signature.